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                             PARTICIPATION AGREEMENT

                                as of May 1, 2000

              Franklin Templeton Variable Insurance Products Trust

                      Franklin Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

                                    CONTENTS

       SECTION    SUBJECT MATTER

       -------    --------------

         1.       Parties and Purpose

         2.       Representations and Warranties

         3.       Purchase and Redemption of Trust Portfolio Shares

         4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports

         5.       Voting

         6.       Sales Material, Information and Trademarks

         7.       Indemnification

         8.       Notices

         9.       Termination

         10.      Miscellaneous

                           SCHEDULES TO THIS AGREEMENT

         A.       The Company

         B.       Accounts of the Company

         C.       Available Portfolios and Classes of Shares of the Trust;

                  Investment Advisers

         D.       Contracts of the Company

         E.       Other Portfolios Available under the Contracts

         F.       Rule 12b-1 Plans of the Trust

         G.       Addresses for Notices

         H.       Shared Funding Order

1.       PARTIES AND PURPOSE

         This agreement (the "Agreement") is between certain portfolios,

specified below and in Schedule C, of Franklin Templeton Variable Insurance

Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton

Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and the insurance company identified on Schedule a ("you"), on your own behalf and on behalf of each segregated asset account maintained by you that is listed on

Schedule B, as that schedule may be amended from time to time ("Account" or

"Accounts").

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         The purpose of this Agreement is to entitle you, on behalf of the

Accounts, to purchase the shares, and classes of shares, of portfolios of the

Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.       REPRESENTATIONS AND WARRANTIES

         2.1      REPRESENTATIONS AND WARRANTIES BY YOU

         You represent and warrant that:

                  2.1.1    redacted

                  2.1.2 All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

                  2.1.3 Each Account is a duly organized, validly existing

segregated asset account under applicable insurance law and interests in each

Account are offered exclusively through the purchase of or transfer into a

"variable contract" within the meaning of such terms under Section 817 of the

Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

                  2.1.4 Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or (ii)

has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, you will use your best efforts to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.5 The Contracts or interests in the Accounts: (i) are or,

prior to any issuance or sale will be, registered as securities under the

Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under Section 3(a)(2) of the

1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

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                  2.1.6    redacted

                  2.1.7 The Contracts currently are treated as annuity contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

                  2.1.8 The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

                  2.1.9 You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

                  2.1.10   redacted

                  2.1.11   With respect to any Accounts which are exempt from

registration under the 1940 Act in reliance on 3(c)(1) or

Section 3(c)(7) thereof:

                           2.1.11.1  the principal underwriter for each

                                     such Account and any subaccounts

                                     thereof is a registered broker-dealer

                                     with the SEC under the 1934 Act;

                           2.1.11.2  the shares of the Portfolios of the Trust

                                     are and will continue to be the only

                                     investment securities held by the

                                     corresponding subaccounts; and

                           2.1.11.3  with regard to each Portfolio, you, on

                                     behalf of the corresponding subaccount,

                                     will:

                                     (a)  vote such shares held by it in the

                                          same proportion as the vote of all

                                          other holders of such shares; and

                                     (b)  refrain from substituting shares of

                                          another security for such shares

                                          unless the SEC has approved such

                                          substitution in the manner provided

                                          in Section 26 of the 1940 Act.

                  2.1.12  You and the principal underwriter for each of the

Contracts will comply in all material respects with the 1933 and 1940 Acts and the rules and regulations thereunder.

         2.2      REPRESENTATIONS AND WARRANTIES BY THE TRUST

         The Trust represents and warrants that:

                  2.2.1  It is duly organized and in good standing under the laws of the State of Massachusetts.

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                  2.2.2  All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio, that are so required by

Rule 17g-1 under the 1940 Act, are and shall be at all times covered by a blanket fidelity bond or similar coverage in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

                  2.2.3  It is registered as an open-end management investment company under the 1940 Act.

                  2.2.4  Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

                 2.2.5  redacted

                  2.2.6  redacted

                  2.2.7  redacted

                  2.2.8  redacted

                  2.2.9  It currently intends for one or more classes of shares

(each, a "Class") to make payments to finance its distribution expenses,

including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future.

         2.3      REPRESENTATIONS AND WARRANTIES BY THE UNDERWRITER

         The Underwriter represents and warrants that:

                  2.3.1  It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of

                         the NASD.

                  2.3.2  Each investment adviser listed on Schedule C (each, an

"Adviser") is duly registered as an investment adviser under the Investment

Advisers Act of 1940, as amended, and any applicable state securities law.

                 2.3.3  All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio, that are so required by

Rule 17g-1 under the 1940 Act, are and shall be at all times covered by a blanket fidelity bond or similar coverage in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company. redacted

                  2.3.4  It will comply in all material respects with the

                         1933 and 1940 Acts and the rules and regulations

                         thereunder.

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                  2.3.5  redacted

                  2.3.6  redacted

                  2.4    WARRANTY AND AGREEMENT BY BOTH YOU AND US

         We received an order from the SEC dated November 16, 1993 (file

no. 812-8546), which was amended by a notice and an order we received on

September 17, 1999 and October 13, 1999, respectively (file no. 812-11698)

(collectively, the "Shared Funding Order," attached to this Agreement as

Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared

Funding Order as though such conditions were set forth verbatim in this

Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges. In order for the Trust's Board of Trustees to perform its duty to monitor for conflicts of interest, you agree to inform us of the occurrence of any of the events specified in condition 2 of the Shared Funding Order to the extent that such event may or does result in a material conflict of interest as defined in that order.

3.       PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

         3.1   We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. For purposes of this Section 3, you shall be the Trust's agent or designee for receipt of purchase orders and requests for redemption. Notwithstanding the foregoing, the Trust's Board of Trustees

("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing,

the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the

Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to the extent possible to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

         3.2   We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance

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with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

         3.3   redacted

         3.4   redacted

         3.5   We shall calculate the net asset value per share of each

Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis after the calculation is completed (normally by 6:30 p.m. New York time).

          3.6   You shall submit payment for the purchase of shares of a

Portfolio on behalf of an Account no later than the close of business on the next Business Day after we receive the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or to its designated custodian.

         3.7    redacted

         3.8    Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts.

Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

         3.9    We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

         3.10   redacted

4.       FEES, EXPENSES, PROSPECTUSES, PROXY MATERIALS AND REPORTS

         4.1    We shall pay no fee or other compensation to you under this

Agreement except as provided on Schedule F, if attached.

         4.2    We shall prepare and be responsible for filing with the SEC,

and any state regulators requiring such filing, all shareholder reports,

notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

         4.3    redacted

         4.4    redacted

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         4.5    We shall provide you, at our expense, with copies of any

Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount.

You shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

         4.6    You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.       VOTING

         5.1    All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

         5.2    If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote

Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. redacted

         5.3    redacted

6.       SALES MATERIAL, INFORMATION AND TRADEMARKS

         6.1    For purposes of this Section 6, "Sales literature or other

Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio,

television, telephone or tape recording, videotape display, signs or billboards,

motion pictures, electronic communication or other public media), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

         6.2    redacted

         6.3    redacted

         6.4    You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust,

the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or


supplemented from time to time), annual and semi-annual reports of the Trust,

Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

          6.5   We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials,

except as required by legal process or regulatory authorities or with your written permission.

         6.6    Except as provided in Section 6.2, you shall not use any

designation comprised in whole or part of the names or marks "Franklin" or

"Templeton" or any logo or other trademark relating to the Trust or the

Underwriter without prior written consent, and upon termination of this

Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

         6.7    You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust,

the Underwriter or any of the Portfolios.

7.       INDEMNIFICATION

         7.1      INDEMNIFICATION BY YOU

                  7.1.1  You agree to indemnify and hold harmless the

Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the

"Indemnified Party" for purposes of this Section 7) against any and all losses,

claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses

(including the reasonable costs of investigating or defending any alleged loss,

claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified

Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and

                         7.1.1.1  arise out of or are based upon any untrue

         statements or alleged untrue statements of any material fact contained in a Disclosure Document for the Contracts or in the Contracts

         themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or

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         such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                         7.1.1.2  arise out of or result from statements or

         representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in Section

         7.2) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                         7.1.1.3  arise out of or result from any untrue

         statement or alleged untrue statement of a material fact contained in

         Trust Documents as defined below in Section 7.2 or the omission or alleged omission to state therein a material fact required to be stated

         therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

                         7.1.1.4  arise out of or result from any failure by

         you to provide the services or furnish the materials required under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to have any Contract qualify as a "variable contract" within the meaning of such term under Section 817 of the

         Code, as amended, or any regulations thereunder);

                         7.1.1.5  arise out of or result from any material

         breach of any representation and/or warranty made by you in this

         Agreement or arise out of or result from any other material breach of this Agreement by you; or

                         7.1.1.6  arise out of or result from a Contract

         failing to be considered a life insurance policy or an annuity

         Contract, whichever is appropriate, under applicable provisions of the

         Code thereby depriving the Trust of its compliance with Section 817(h)

         of the Code (including a failure, whether unintentional or in good faith or otherwise).

                  7.1.2  You shall not be liable under this indemnification

provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance,

bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter,

whichever is applicable. You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties,

you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from

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any further obligations under this Section 7.1, you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of the your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.1.3  The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         7.2      INDEMNIFICATION BY THE UNDERWRITER

                  7.2.1  The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the

"Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities

(including amounts paid in settlement with the written consent of the

Underwriter, which consent shall not be unreasonably withheld) or expenses

(including the reasonable costs of investigating or defending any alleged loss,

claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified

Parties may become subject under any statute, at common law or otherwise,

insofar as such Losses are related to the sale or acquisition of the shares of the Trust or the Contracts and:

                           7.2.1.1  arise out of or are based upon any untrue

         statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus, statement of additional information or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust

         Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated

         therein or necessary to make the statements therein not misleading,

         provided that this agreement to indemnify shall not apply as to any

         Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to us by or on behalf of you for use in the

         Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.2.1.2  arise out of or as a result of statements or

         representations (other than statements or representations contained in the Disclosure Documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or

         Trust shares; or

                           7.2.1.3  arise out of any untrue statement or alleged

         untrue statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts,

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         or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the

         Trust; or

                           7.2.1.4  arise as a result of any failure by us to

         provide the services and furnish the materials under the terms of this

         Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2.2.7 and the diversification requirements specified above in Section 2.2.8); or

                           7.2.1.5  arise out of or result from any material

         breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7.2.2 and 7.2.3 hereof.

                  7.2.2  The Underwriter shall not be liable under this

indemnification provision with respect to any Losses to which an Indemnified

Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such

Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the

Accounts, whichever is applicable.

                  7.2.3  The Underwriter shall not be liable under this

indemnification provision with respect to any claim made against an Indemnified

Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such

Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified

Party releases the Underwriter from any further obligations under this Section

7.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the

Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this

Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.2.4 You agree promptly to notify the Underwriter of the

commencement of any litigation or proceedings against you or the Indemnified

Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

         7.3      INDEMNIFICATION BY THE TRUST

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                  7.3.1  The Trust agrees to indemnify and hold harmless you,

and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the

"Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the

Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses

(or actions in respect thereof) or settlements result from the gross negligence,

bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this

Agreement or arise out of or result from any other material breach of this

Agreement by the Trust; as limited by and in accordance with the provisions of

Sections 7.3.2 and 7.3.3 hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

                  7.3.2  The Trust shall not be liable under this

indemnification provision with respect to any losses, claims, damages,

liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith,

or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account,

whichever is applicable.

                  7.3.3  The Trust shall not be liable under this

indemnification provision with respect to any claim made against an Indemnified

Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such

Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the

Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.3.4  You agree promptly to notify the Trust of the

commencement of any litigation or proceedings against you or the Indemnified

Parties in connection with this Agreement, the issuance or sale of the

Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.


8.       NOTICES

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.       TERMINATION

         9.1   redacted

         9.2   redacted

         9.3   If this Agreement is terminated for any reason, except as

required by the Shared Funding Order or pursuant to Section 9.2.5.3, above,

we shall, at your option, continue to make available additional shares of any

Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated as required by the Shared Funding Order, its provisions shall govern.

         9.4   The provisions of Sections 2 (Representations and Warranties) and

7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this

Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9.3, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

         9.5   You shall not redeem Trust shares attributable to the Contracts

(as opposed to Trust shares attributable to your assets held in the Account)

except: (i) as necessary to implement Contract owner initiated or approved transactions; (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon reasonable request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent

Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.      MISCELLANEOUS

         10.1  The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this

Agreement or otherwise affect their construction or effect.

         10.2  This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.


         10.3  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         10.4  This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

         10.5   The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement,

of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

         10.6   The parties to this Agreement agree that the assets and

liabilities of each Portfolio of the Trust are separate and distinct from the assets and liabilities of each other Portfolio. No Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

         10.7   Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.8   Each party to this Agreement shall treat as confidential all information reasonably identified as confidential in writing by any other party to this Agreement, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or use such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party to this Agreement. Without limiting the foregoing, no party to this Agreement shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the

SEC, the NASD, and state securities and insurance regulators).

         10.9   The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

         10.10  The parties to this Agreement acknowledge and agree that this

Agreement shall not be exclusive in any respect, except as provided above in

Section 3.3.

         10.11  Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.


         10.12  No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.


         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.

         The Company:               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                    By:      /s/ Steven M. Kluever

                                       ----------------------------------------

                                    Name:    Steven M. Kluever

                                    Title:   Second Vice President

         The Trust:                 FRANKLIN TEMPLETON VARIABLE INSURANCE

         ONLY ON BEHALF OF EACH          PRODUCTS TRUST

         PORTFOLIO LISTED ON

         SCHEDULE C HEREOF.

                                    By:      /s/ Karen L. Skidmore

                                       ----------------------------------------

                                    Name:    Karen L. Skidmore

                                    Title:   Assistant Vice President

         The Underwriter:           FRANKLIN TEMPLETON DISTRIBUTORS, INC.

                                    By:      /s/ Phil Kearns

                                       ----------------------------------------

                                    Name:    Phil Kearns

                                    Title:


                                   SCHEDULE A

                                   THE COMPANY

The Lincoln National Life Insurance Company

1300 South Clinton Street, 2H-40

Fort Wayne, Indiana  46802

Incorporated in the State of Indiana.


                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1.     Name:                            Lincoln Life Flexible Premium

                                        Variable Life Account R

       Date Established:

       SEC Registration Number:         811-08579

2.     Name:                            Lincoln Life Flexible Premium

                                        Variable Life Account M

       Date Established:

       SEC Registration Number:         811-08557

3.     Name:                            Lincoln Life Flexible Premium

                                        Variable Account S

       Date Established:

       SEC Registration Number:         811-08579

4.     Name:                            Lincoln Life Variable Annuity Account N

       Date Established:

       SEC Registration Number:         811-08517


                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST          INVESTMENT ADVISER

redacted


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY




--------------------------- ------------------------------- -------------------------------- -------------------------------

                                      CONTRACT 1                      CONTRACT 2                       CONTRACT 3

--------------------------- ------------------------------- -------------------------------- -------------------------------


CONTRACT/PRODUCT            SVUL I                          VUL I                            Lincoln VUL

NAME

--------------------------- ------------------------------- -------------------------------- -------------------------------

REGISTERED (Y/N)            Yes                             Yes                              Yes

--------------------------- ------------------------------- -------------------------------- -------------------------------

SEC REGISTRATION NUMBER     811-08579                       811-08557                        811-08557

--------------------------- ------------------------------- -------------------------------- -------------------------------

REPRESENTATIVE FORM         LN650LL                         LN605LL                          LN660

NUMBERS                                                     LN615                            LN615

                                                            LN660                            LN605

--------------------------- ------------------------------- -------------------------------- -------------------------------

SEPARATE ACCOUNT            Lincoln Life Flexible Premium   Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE                   Variable Life                   Variable Life                    Separate

ESTABLISHED                 Account R                       Account M                        Account M

--------------------------- ------------------------------- -------------------------------- -------------------------------

SEC REGISTRATION NUMBER     333-43107                       333-42479                        333-42479

--------------------------- ------------------------------- -------------------------------- -------------------------------

PORTFOLIOS AND CLASSES      Redacted                        Redacted                         Redacted

-ADVISER

--------------------------- ------------------------------- -------------------------------- -------------------------------




                               SCHEDULE D (CONT.)

                            CONTRACTS OF THE COMPANY




--------------------------- ------------------------------- -------------------------------- -------------------------------

                                      CONTRACT 4                      CONTRACT 5                       CONTRACT 6

--------------------------- ------------------------------- -------------------------------- -------------------------------


CONTRACT/PRODUCT            CVUL                            Lincoln SVUL                     VUL(DB)

NAME

--------------------------- ------------------------------- -------------------------------- -------------------------------

REGISTERED (Y/N)            Yes                             Yes                              Yes

--------------------------- ------------------------------- -------------------------------- -------------------------------

SEC REGISTRATION NUMBER     811-09241                       811-08579                        811-08557

--------------------------- ------------------------------- -------------------------------- -------------------------------

REPRESENTATIVE FORM         LN920                           LN650                            LN680

NUMBERS                     LN921

--------------------------- ------------------------------- -------------------------------- -------------------------------

SEPARATE ACCOUNT            Lincoln Life Flexible Premium   Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Variable Life                   Variable Life                    Variable Life

ESTABLISHED                 Account S                       Account R                        Account M

--------------------------- ------------------------------- -------------------------------- -------------------------------

SEC REGISTRATION NUMBER     333-72875                       333-43107                        333-82663

--------------------------- ------------------------------- -------------------------------- -------------------------------

PORTFOLIOS AND CLASSES      Redacted                        Redacted                         Redacted

-ADVISER

--------------------------- ------------------------------- -------------------------------- -------------------------------




                               SCHEDULE D (CONT.)

                            CONTRACTS OF THE COMPANY




--------------------------- ------------------------------- -------------------------------- -------------------------------

                                      CONTRACT 7                      CONTRACT 8                       CONTRACT 9

--------------------------- ------------------------------- -------------------------------- -------------------------------


CONTRACT/PRODUCT            Lincoln ChoicePlus              Lincoln ChoicePlus Access        Lincoln ChoicePlus Bonus

NAME                        Variable Annuity                Variable Annuity                 Variable Annuity

--------------------------- ------------------------------- -------------------------------- -------------------------------

REGISTERED (Y/N)            Yes                             Yes                              Yes

--------------------------- ------------------------------- -------------------------------- -------------------------------

SEC REGISTRATION NUMBER     811-08517                       811-08517                        811-08517

--------------------------- ------------------------------- -------------------------------- -------------------------------

REPRESENTATIVE FORM         AN425LL                         30296                            30295

NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------

SEPARATE ACCOUNT            Lincoln Life Variable Annuity    Lincoln Life Variable Annuity    Lincoln Life Variable

NAME/DATE ESTABLISHED       Account N                       Account N                        Annuity Account N

--------------------------- ------------------------------- -------------------------------- -------------------------------

SEC REGISTRATION NUMBER     333-40937                       333-40937                        333-40937

--------------------------- ------------------------------- -------------------------------- -------------------------------

PORTFOLIOS AND CLASSES      Redacted                        Redacted                         Redacted

-ADVISER

--------------------------- ------------------------------- -------------------------------- -------------------------------




                                   SCHEDULE E

                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS

redacted


                                   SCHEDULE F

redacted


                                   SCHEDULE G

                              ADDRESSES FOR NOTICES

   To the Company:         The Lincoln National Life Insurance Company

                           1300 South Clinton Street, 2H-40

                           Fort Wayne, Indiana  46802

                           Attn: Steven M. Kluever

   To the Trust:           Franklin Templeton Variable Insurance Products Trust

                           777 Mariners Island Boulevard

                           San Mateo, California 94404

                           Attention:  Karen L. Skidmore

To the Underwriter:       Franklin Templeton Distributors, Inc.

                          777 Mariners Island Boulevard

                          San Mateo, California  94404

                          Attention:  Karen L. Skidmore


                                   SCHEDULE H

                              SHARED FUNDING ORDER

                 Templeton Variable Products Series Fund, et al.

                               File No. 812-11698

                       SECURITIES AND EXCHANGE COMMISSION

                              Release No. IC-24018

                              1999 SEC LEXIS 1887

                              September 17, 1999

ACTION: Notice of application for an amended order of exemption pursuant to

Section 6(c) of the Investment Company Act of 1940 (the "1940 Act") from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules

6e-2(b)(15) and 6e-3(T)(b)(15) thereunder.

TEXT: Summary of Application: Templeton Variable Products Series Fund (the

"Templeton Trust"), Franklin Templeton Variable Insurance Products Trust

(formerly Franklin Valuemark Funds) (the "VIP Trust," and together with the

Templeton Trust, the "Funds"), Templeton Funds Annuity Company ("TFAC") or any

successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager,

adviser, principal underwriter, or sponsor ("Future Funds") seek an amended order of the Commission to (1) add as parties to that order the VIP Trust and any Future Funds and (2) permit shares of the Funds and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

   Applicants: Templeton Variable Products Series Fund, Franklin Templeton

Variable Insurance Products Trust, Templeton Funds Annuity Company or any

successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager,

adviser, principal underwriter, or sponsor (collectively, the "Applicants").

   Filing Date: The application was filed on July 14, 1999, and amended and restated on September 17, 1999.

   Hearing or Notification of Hearing: An order granting the application will be issued unless the Commission orders a hearing. Interested persons may request a hearing by writing to the Secretary of the Commission and serving Applicants with a copy of the request, personally or by mail. Hearing requests should be received by the Commission by 5:30 p.m., on October 12, 1999, and should be accompanied by proof of service on the Applicants in the form of an affidavit


or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the Secretary of the Commission.

   Addresses: Secretary, Securities and Exchange Commission, 450 Fifth Street,

NW, Washington, D.C. 20549-0609.

   Applicants: Templeton Variable Products Series Fund and Franklin Templeton

Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo,

California 94404, Attn: Karen L. Skidmore, Esq.

   For Further Information Contact: Kevin P. McEnery, Senior Counsel, or

Susan M. Olson, Branch Chief, Office of Insurance Products, Division of

Investment Management, at (202) 942-0670.

   Supplementary Information: The following is a summary of the application.

The complete application is available for a fee from the SEC's Public Reference

Branch, 450 Fifth Street, N.W., Washington, D.C. 20549-0102

(tel. (202) 942-8090).

   Applicants' Representations:

   1. Each of the Funds is registered under the 1940 Act as an open-end management investment company and was organized as a Massachusetts business trust. The Templeton Trust currently consists of eight separate series, and the

VIP Trust consists of twenty-five separate series. Each Fund's Declaration of

Trust permits the Trustees to create additional series of shares at any time.

The Funds currently serve as the underlying investment medium for variable annuity contracts and variable life insurance policies issued by various insurance companies. The Funds have entered into investment management agreements with certain investment managers ("Investment Managers") directly or indirectly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries.

   2. TFAC is an indirect, wholly owned subsidiary of Resources. TFAC is the sole insurance company in the Franklin Templeton organization, and specializes in the writing of variable annuity contracts. The Templeton Trust has entered into a Fund Administration Agreement with Franklin Templeton Services, Inc. ("FT

Services"), which replaced TFAC in 1998 as administrator, and FT Services subcontracts certain services to TFAC. FT Services also serves as administrator to all series of the VIP Trust. TFAC and FT Services provide certain administrative facilities and services for the VIP and Templeton Trusts.

   3. On November 16, 1993, the Commission issued an order granting exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (Investment Company Act

Release No. 19879, File No. 812-8546) (the "Original Order"). Applicants

incorporate by reference into the application the Application for the Original

Order and each amendment thereto, the Notice of Application for the Original

Order, and the Original


Order, to the extent necessary, to supplement the representations made in the application in support of the requested relief. Applicants represent that all of the facts asserted in the Application for the Original Order and any amendments thereto remain true and accurate in all material respects to the extent that such facts are relevant to any relief on which Applicants continue to rely. The Original Order allows the Templeton Trust to offer its shares to insurance companies as the investment vehicle for their separate accounts supporting variable annuity contracts and variable life insurance contracts

(collectively, the "Variable Contracts"). Applicants state that the Original

Order does not (i) include the VIP Trust or Future Funds as parties, nor

(ii) expressly address the sale of shares of the Funds or any Future Funds to qualified pension and retirement plans outside the separate account context including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(b), 408(k), 414(d),

457(b), 501(c)(18) of the Internal Revenue Code of 1986, as amended (the

"Code"), and any other trust, plan, contract, account or annuity that is determined to be within the scope of Treasury Regulation 1.817.5(f)(3)(iii)

("Qualified Plans").

   4. Separate accounts owning shares of the Funds and their insurance company depositors are referred to in the application as "Participating Separate

Accounts" and "Participating Insurance Companies," respectively. The use of a common management investment company as the underlying investment medium for both variable annuity and variable life insurance separate accounts of a single insurance company (or of two or more affiliated insurance companies) is referred to as "mixed funding." The use of a common management investment company as the underlying investment medium for variable annuity and/or variable life insurance separate accounts of unaffiliated insurance companies is referred to as "shared funding."

   Applicants' Legal Analysis:

   1. Applicants request that the Commission issue an amended order pursuant to

Section 6(c) of the 1940 Act, adding the VIP Trust and Future Funds to the

Original Order and exempting scheduled premium variable life insurance separate accounts and flexible premium variable life insurance separate accounts of

Participating Insurance Companies (and, to the extent necessary, any principal underwriter and depositor of such an account) and the Applicants from Sections

9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and

6e-3(T)(b)(15) (and any comparable rule) thereunder, respectively, to the extent necessary to permit shares of the Funds and any Future Funds to be sold to and held by Qualified Plans. Applicants submit that the exemptions requested are appropriate in the public interest, consistent with the protection of investors,

and consistent with the purposes fairly intended by the policy and provisions of the 1940 Act.

   2. The Original Order does not include the VIP Trust or Future Funds as parties nor expressly address the sale of shares of the Funds or any Future

Funds to Qualified Plans. Applicants propose that the VIP Trust and Future Funds be added as parties to the Original Order and the Funds and any Future Funds be

permitted to offer and sell their shares to Qualified Plans.

   3. Section 6(c) of the 1940 Act provides, in part, that the Commission, by order upon application, may conditionally or unconditionally exempt any person,

security or transaction, or


any class or classes of persons, securities or transactions from any provisions of the 1940 Act or the rules or regulations thereunder, if and to the extent that such exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

   4. In connection with the funding of scheduled premium variable life insurance contracts issued through a separate account registered under the 1940

Act as a unit investment trust ("UIT"), Rule 6e-2(b)(15) provides partial exemptions from various provisions of the 1940 Act, including the following: (1)

Section 9(a), which makes it unlawful for certain individuals to act in the capacity of employee, officer, or director for a UIT, by limiting the application of the eligibility restrictions in Section 9(a) to affiliated persons directly participating in the management of a registered management investment company; and (2) Sections 13(a), 15(a) and 15(b) of the 1940 Act to

the extent that those sections might be deemed to require "pass-through" voting with respect to an underlying fund's shares, by allowing an insurance company to disregard the voting instructions of contractowners in certain circumstances.

   5. These exemptions are available, however, only where the management investment company underlying the separate account (the "underlying fund")

offers its shares "exclusively to variable life insurance separate accounts of the life insurer, or of any affiliated life insurance company." Therefore, Rule

6e-2 does not permit either mixed funding or shared funding because the relief granted by Rule 6e-2(b)(15) is not available with respect to a scheduled premium variable life insurance separate account that owns shares of an underlying fund that also offers its shares to a variable annuity or a flexible premium variable life insurance separate account of the same company or of any affiliated life insurance company. Rule 6e-2(b)(15) also does not permit the sale of shares of the underlying fund to Qualified Plans.

   6. In connection with flexible premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a UIT, Rule

6e-3(T)(b)(15) also provides partial exemptions from Sections 9(a), 13(a), 15(a)

and 15(b) of the 1940 Act. These exemptions, however, are available only where the separate account's underlying fund offers its shares "exclusively to separate accounts of the life insurer, or of any affiliated life insurance company, offering either scheduled contracts or flexible contracts, or both; or

which also offer their shares to variable annuity separate accounts of the life insurer or of an affiliated life insurance company." Therefore, Rule 6e-3(T)

permits mixed funding but does not permit shared funding and also does not permit the sale of shares of the underlying fund to Qualified Plans. As noted

above, the Original Order granted the Templeton Trust exemptive relief to permit mixed and shared funding, but did not expressly address the sale of its shares to Qualified Plans.

   7. Applicants note that if the Funds were to sell their shares only to

Qualified Plans, exemptive relief under Rule 6e-2 and Rule 6e-3(T) would not be necessary. Applicants state that the relief provided for under Rule 6e-2(b)(15)

and Rule 6e-3(T)(b)(15) does not relate to qualified pension and retirement plans or to a registered investment company's ability to sell its shares to such plans.


   8. Applicants state that changes in the federal tax law have created the opportunity for each of the Funds to increase its asset base through the sale of its shares to Qualified Plans. Applicants state that Section 817(h) of the

Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the assets underlying Variable Contracts. Treasury

Regulations generally require that, to meet the diversification requirements,

all of the beneficial interests in the underlying investment company must be held by the segregated asset accounts of one or more life insurance companies.

Notwithstanding this, Applicants note that the Treasury Regulations also contain an exception to this requirement that permits trustees of a Qualified Plan to hold shares of an investment company, the shares of which are also held by insurance company segregated asset accounts, without adversely affecting the status of the investment company as an adequately diversified underlying investment of Variable Contracts issued through such segregated asset accounts

(Treas. Reg. 1.817-5(f)(3)(iii)).

   9. Applicants state that the promulgation of Rules 6e-2(b)(15) and

6e-3(T)(b)(15) under the 1940 Act preceded the issuance of these Treasury

Regulations. Thus, Applicants assert that the sale of shares of the same investment company to both separate accounts and Qualified Plans was not contemplated at the time of the adoption of Rules 6e-2(b)(15) and

6e-3(T)(b)(15).

   10. Section 9(a) provides that it is unlawful for any company to serve as investment adviser or principal underwriter of any registered open-end investment company if an affiliated person of that company is subject to a disqualification enumerated in Section 9(a)(1) or (2). Rules 6e-2(b)(15) and

6e-3(T)(b)(15) provide exemptions from Section 9(a) under certain circumstances,

subject to the limitations on mixed and shared funding. These exemptions limit the application of the eligibility restrictions to affiliated individuals or companies that directly participate in the management of the underlying portfolio investment company.

   11. Applicants state that the relief granted in Rule 6e-2(b)(15) and

6e-3(T)(b)(15) from the requirements of Section 9 limits, in effect, the amount of monitoring of an insurer's personnel that would otherwise be necessary to ensure compliance with Section 9 to that which is appropriate in light of the policy and purposes of Section 9. Applicants submit that those Rules recognize that it is not necessary for the protection of investors or the purposes fairly intended by the policy and provisions of the 1940 Act to apply the provisions of

Section 9(a) to the many individuals involved in an insurance company complex,

most of whom typically will have no involvement in matters pertaining to investment companies funding the separate accounts.

   12. Applicants to the Original Order previously requested and received relief from Section 9(a) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) to the extent necessary to permit mixed and shared funding. Applicants maintain that the relief previously granted from Section 9(a) will in no way be affected by the proposed sale of shares of the Funds to Qualified Plans. Those individuals who participate in the management or administration of the Funds will remain the same regardless of which Qualified Plans use such Funds. Applicants maintain that more broadly applying the requirements of Section 9(a) because of investment by Qualified Plans would not serve any regulatory purpose. Moreover,

Qualified Plans, unlike separate accounts, are not themselves investment companies and therefore are not subject to Section 9 of the 1940 Act.


   13. Applicants state that Rules 6e-2(b)(15)(iii) and 6e-3(T)(b)(15)(iii)

provide exemptions from the pass-through voting requirement with respect to several significant matters, assuming the limitations on mixed and shared funding are observed. Rules 6e-2(b)(15)(iii)(A) and 6e-3(T)(b)(15)(iii)(A)

provide that the insurance company may disregard the voting instructions of its contractowners with respect to the investments of an underlying fund or any contract between a fund and its investment adviser, when required to do so by an insurance regulatory authority (subject to the provisions of paragraphs

(b)(5)(i) and (b)(7)(ii)(A) of the Rules). Rules 6e-2(b)(15)(iii)(B) and

6e-3(T)(b)(15)(iii)(A)(2) provide that the insurance company may disregard contractowners' voting instructions if the contractowners initiate any change in such company's investment policies, principal underwriter, or any investment adviser (provided that disregarding such voting instructions is reasonable and subject to the other provisions of paragraphs (b)(5)(ii) and (b)(7)(ii)(B) and

(C) of the Rules).

   14. Applicants assert that Qualified Plans, which are not registered as investment companies under the 1940 Act, have no requirement to pass-through the voting rights to plan participants. Applicants state that applicable law expressly reserves voting rights to certain specified persons. Under Section

403(a) of the Employment Retirement Income Security Act ("ERISA"), shares of a fund sold to a Qualified Plan must be held by the trustees of the Qualified

Plan. Section 403(a) also provides that the trustee(s) must have exclusive authority and discretion to manage and control the Qualified Plan with two exceptions: (1) when the Qualified Plan expressly provides that the trustee(s)

are subject to the direction of a named fiduciary who is not a trustee, in which case the trustees are subject to proper directions made in accordance with the terms of the Qualified Plan and not contrary to ERISA; and (2) when the authority to manage, acquire or dispose of assets of the Qualified Plan is delegated to one or more investment managers pursuant to Section 402(c)(3) of

ERISA. Unless one of the two above exceptions stated in Section 403(a) applies,

Qualified Plan trustees have the exclusive authority and responsibility for voting proxies. Where a named fiduciary to a Qualified Plan appoints an investment manager, the investment manager has the responsibility to vote the shares held unless the right to vote such shares is reserved to the trustees or the named fiduciary. Where a Qualified Plan does not provide participants with the right to give voting instructions, Applicants do not see any potential for material irreconcilable conflicts of interest between or among variable contract holders and Qualified Plan investors with respect to voting of the respective

Fund's shares. Accordingly, Applicants state that, unlike the case with insurance company separate accounts, the issue of the resolution of material irreconcilable conflicts with respect to voting is not present with respect to such Qualified Plans since the Qualified Plans are not entitled to pass-through voting privileges.

   15. Even if a Qualified Plan were to hold a controlling interest in one of the Funds, Applicants believe that such control would not disadvantage other investors in such Fund to any greater extent than is the case when any institutional shareholder holds a majority of the voting securities of any open-end management investment company. In this regard, Applicants submit that investment in a Fund by a Qualified Plan will not create any of the voting complications occasioned by mixed funding or shared funding. Unlike mixed or shared funding, Qualified Plan investor voting rights cannot be frustrated by veto rights of insurers or state regulators.


   16. Applicants state that some of the Qualified Plans, however, may provide for the trustee(s), an investment adviser (or advisers), or another named fiduciary to exercise voting rights in accordance with instructions from participants. Where a Qualified Plan provides participants with the right to give voting instructions, Applicants see no reason to believe that participants in Qualified Plans generally or those in a particular Qualified Plan, either as a single group or in combination with participants in other Qualified Plans,

would vote in a manner that would disadvantage Variable Contract holders. In sum, Applicants maintain that the purchase of shares of the Funds by Qualified

Plans that provide voting rights does not present any complications not otherwise occasioned by mixed or shared funding.

   17. Applicants do not believe that the sale of the shares of the Funds to

Qualified Plans will increase the potential for material irreconcilable conflicts of interest between or among different types of investors. In particular, Applicants see very little potential for such conflicts beyond that which would otherwise exist between variable annuity and variable life insurance contractowners.

   18. As noted above, Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable contracts held in an underlying mutual fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance, as applicable, for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

   19. Treasury Department Regulations issued under Section 817(h) provide that,

in order to meet the statutory diversification requirements, all of the beneficial interests in the investment company must be held by the segregated asset accounts of one or more insurance companies. However, the Regulations contain certain exceptions to this requirement, one of which allows shares in an underlying mutual fund to be held by the trustees of a qualified pension or retirement plan without adversely affecting the ability of shares in the underlying fund also to be held by separate accounts of insurance companies in connection with their variable contracts (Treas. Reg. 1.817-5(f)(3)(iii)). Thus,

Applicants believe that the Treasury Regulations specifically permit "qualified pension or retirement plans" and separate accounts to invest in the same underlying fund. For this reason, Applicants have concluded that neither the

Code nor the Treasury Regulations or revenue rulings thereunder presents any inherent conflict of interest.

   20. Applicants note that while there are differences in the manner in which distributions from Variable Contracts and Qualified Plans are taxed, these differences will have no impact on the Funds. When distributions are to be made,

and a Separate Account or Qualified Plan is unable to net purchase payments to make the distributions, the Separate Account and Qualified Plan will redeem shares of the Funds at their respective net asset value in conformity with Rule

22c-1 under the 1940 Act (without the imposition of any sales charge) to provide proceeds to meet distribution needs. A Qualified Plan will make distributions in accordance with the terms of the Qualified Plan.

   21. Applicants maintain that it is possible to provide an equitable means of giving voting rights to Participating Separate Account contractowners and to

Qualified Plans. In connection with any meeting of shareholders, the Funds will inform each shareholder, including each Participating


Insurance Company and Qualified Plan, of information necessary for the meeting,

including their respective share of ownership in the relevant Fund. Each

Participating Insurance Company will then solicit voting instructions in accordance with Rules 6e-2 and 6e-3(T), as applicable, and its participation agreement with the relevant Fund. Shares held by Qualified

Plans will be voted in accordance with applicable law. The voting rights provided to Qualified Plans with respect to shares of the Funds would be no different from the voting rights that are provided to Qualified Plans with respect to shares of funds sold to the general public.

   22. Applicants have concluded that even if there should arise issues with respect to a state insurance commissioner's veto powers over investment objectives where the interests of contractowners and the interests of Qualified

Plans are in conflict, the issues can be almost immediately resolved since the trustees of (or participants in) the Qualified Plans can, on their own, redeem the shares out of the Funds. Applicants note that state insurance commissioners have been given the veto power in recognition of the fact that insurance companies usually cannot simply redeem their separate accounts out of one fund and invest in another. Generally, time-consuming, complex transactions must be undertaken to accomplish such redemptions and transfers. Conversely, the trustees of Qualified Plans or the participants in participant-directed

Qualified Plans can make the decision quickly and redeem their interest in the

Funds and reinvest in another funding vehicle without the same regulatory impediments faced by separate accounts or, as is the case with most Qualified

Plans, even hold cash pending suitable investment.

   23. Applicants also state that they do not see any greater potential for material irreconcilable conflicts arising between the interests of participants under Qualified Plans and contractowners of Participating Separate Accounts from possible future changes in the federal tax laws than that which already exist between variable annuity contractowners and variable life insurance contractowners.

   24. Applicants state that the sale of shares of the Funds to Qualified Plans in addition to separate accounts of Participating Insurance Companies will result in an increased amount of assets available for investment by the Funds.

This may benefit variable contractowners by promoting economies of scale, by permitting increased safety of investments through greater diversification, and by making the addition of new portfolios more feasible.

   25. Applicants assert that, regardless of the type of shareholders in each

Fund, each Fund's Investment Manager is or would be contractually and otherwise obligated to manage the Fund solely and exclusively in accordance with that

Fund's investment objectives, policies and restrictions as well as any guidelines established by the Board of Trustees of such Fund (the "Board"). The

Investment Manager works with a pool of money and (except in a few instances where this may be required in order to comply with state insurance laws) does not take into account the identity of the shareholders. Thus, each Fund will be managed in the same manner as any other mutual fund. Applicants therefore see no significant legal impediment to permitting the sale of shares of the Funds to

Qualified Plans.

   26. Applicants state that the Commission has permitted the amendment of a substantially similar original order for the purpose of adding a party to the original order and has permitted open-end


management investment companies to offer their shares directly to Qualified

Plan in addition to separate accounts of affiliated or unaffiliated insurance companies which issue either or both variable annuity contracts or variable life insurance contracts. Applicants state that the amended order sought in the application is identical to precedent with respect to the conditions

Applicants propose should be imposed on Qualified Plans in connection with investment in the Funds.

   Applicants' Conditions:

   If the requested amended order is granted, Applicants consent to the following conditions:

   1. A majority of the Board of each Fund shall consist of persons who are not

"interested persons" thereof, as defined by Section 2(a)(19) of the 1940 Act,

and the rules thereunder and as modified by any applicable orders of the

Commission, except that if this condition is not met by reason of the death,

disqualification or bona fide resignation of any Board Member or Members, then the operation of this condition shall be suspended: (a) for a period of 45 days if the vacancy or vacancies may be filled by the remaining Board Members; (b)

for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the Commission may prescribe by order upon application.

   2. The Board will monitor their respective Fund for the existence of any material irreconcilable conflict among the interests of the Variable Contract owners of all Separate Accounts investing in the Funds and of the Qualified Plan participants investing in the Funds. The Board will determine what action, if any, shall be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling,

private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of Qualified Plans; (f) a decision by an insurer to disregard the voting instructions of Variable Contract owners; or (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of Qualified Plan participants.

   3. Participating Insurance Companies, the Investment Managers, and any

Qualified Plan that executes a fund participation agreement upon becoming an owner of 10 percent or more of the assets of an Fund (a "Participating Qualified

Plan"), will report any potential or existing conflicts of which it becomes aware to the Board of any relevant Fund. Participating Insurance Companies, the

Investment Managers and the Participating Qualified Plans will be responsible for assisting the Board in carrying out its responsibilities under these conditions by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This responsibility includes, but is not limited to, an obligation by each Participating Insurance Company to inform the Board whenever voting instructions of Contract owners are disregarded and,

if pass-through voting is applicable, an obligation by each Participating

Qualified Plan to inform the Board whenever it has determined to disregard

Qualified Plan participant voting instructions. The responsibility to report such information and conflicts, and to assist the Board, will be contractual


obligations of all Participating Insurance Companies investing in the Funds under their agreements governing participation in the Funds, and such agreements shall provide that these responsibilities will be carried out with a view only to the interests of the Variable Contract owners. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Qualified Plans under their agreements governing participation in the Funds, and such agreements will provide that their responsibilities will be carried out with a view only to the interests of

Qualified Plan participants.

   4. If it is determined by a majority of the Board of a Fund, or by a majority of the disinterested Board Members, that a material irreconcilable conflict exists, the relevant Participating Insurance Companies and Participating

Qualified Plans will, at their own expense and to the extent reasonably practicable as determined by a majority of the disinterested Board Members, take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) in the case of Participating Insurance

Companies, withdrawing the assets allocable to some or all of the Separate

Account s from the Fund or any portfolio thereof and reinvesting such assets in a different investment medium, including another portfolio of an Fund or another

Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contract owners or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation,

or offering to the affected Variable Contract owners the option of making such a change; (b) in the case of Participating Qualified Plans, withdrawing the assets allocable to some or all of the Qualified Plans from the Fund and reinvesting such assets in a different investment medium; and (c) establishing a new registered management investment company or managed Separate Account. If a material irreconcilable conflict arises because of a decision by a Participating

Insurance Company to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote,

then the insurer may be required, at the Fund's election, to withdraw the insurer's Separate Account investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. If a material irreconcilable conflict arises because of a Participating Qualified Plan's decision to disregard Qualified Plan participant voting instructions, if applicable, and that decision represents minority position or would preclude a majority vote,

the Participating Qualified Plan may be required, at the Fund's election, to withdraw its investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take remedial action in the event of a determination by a Board of a material irreconcilable conflict and to bear the cost of such remedial action will be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds, and these responsibilities will be carried out with a view only to the interest of

Variable Contract owners and Qualified Plan participants.

   5. For purposes of Condition 4, a majority of the disinterested Board Members of the applicable Board will determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will the relevant Fund or the Investment Managers be required to establish a new funding medium for any Contract. No Participating Insurance Company shall be required by Condition 4 to establish a new funding medium for any Variable


Contract if any offer to do so has been declined by vote of a majority of the

Variable Contract owners materially and adversely affected by the material irreconcilable conflict. Further, no Participating Qualified Plan shall be required by Condition 4 to establish a new funding medium for any Participating

Qualified Plan if (a) a majority of Qualified Plan participants materially and adversely affected by the irreconcilable material conflict vote to decline such offer, or (b) pursuant to governing Qualified Plan documents and applicable law,

the Participating Qualified Plan makes such decision without a Qualified Plan participant vote.

   6. The determination of the Board of the existence of a material irreconcilable conflict and its implications will be made known in writing promptly to all Participating Insurance Companies and Participating Qualified

Plans.

   7. Participating Insurance Companies will provide pass-through voting privileges to Variable Contract owners who invest in registered Separate

Accounts so long as and to the extent that the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges for Variable Contract owners. As to Variable Contracts issued by unregistered Separate Accounts,

pass-through voting privileges will be extended to participants to the extent granted by issuing insurance companies. Each Participating Insurance Company will also vote shares of the Funds held in its Separate Accounts for which no voting instructions from Contract owners are timely received, as well as shares of the Funds which the Participating Insurance Company itself owns, in the same proportion as those shares of the Funds for which voting instructions from contract owners are timely received. Participating Insurance Companies will be responsible for assuring that each of their registered Separate Accounts participating in the Funds calculates voting privileges in a manner consistent with other Participating Insurance Companies. The obligation to calculate voting privileges in a manner consistent with all other registered Separate Accounts investing in the Funds will be a contractual obligation of all Participating

Insurance Companies under their agreements governing their participation in the

Funds. Each Participating Qualified Plan will vote as required by applicable law and governing Qualified Plan documents.

   8. All reports of potential or existing conflicts received by the Board of a

Fund and all action by such Board with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating

Qualified Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the meetings of such Board or other appropriate records, and such minutes or other records shall be made available to the Commission upon request.

   9. Each Fund will notify all Participating Insurance Companies that separate disclosure in their respective Separate Account prospectuses may be appropriate to advise accounts regarding the potential risks of mixed and shared funding.

Each Fund shall disclose in its prospectus that (a) the Fund is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for qualified pension and retirement plans; (b) due to differences of tax treatment and other considerations, the interests of various Contract owners participating in the Fund and/or the interests of Qualified Plans investing in the Fund may at some time be in conflict; and (c) the Board of such Fund will monitor events in order to identify the


existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

   10. Each Fund will comply with all provisions of the 1940 Act requiring voting by shareholders (which, for these purposes, will be the persons having a voting interest in the shares of the Funds), and, in particular, the Funds will either provide for annual shareholder meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act, although the Funds are not the type of trust described in Section 16(c) of the 1940 Act, as well as with Section 16(a) of the

1940 Act and, if and when applicable, Section 16(b) of the 1940 Act. Further,

each Fund will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Board

Members and with whatever rules the Commission may promulgate with respect thereto.

   11. If and to the extent Rules 6e-2 or 6e-3(T) under the 1940 Act is amended,

or proposed Rule 6e-3 under the 1940 Act is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder, with respect to mixed or shared funding on terms and conditions materially different from any exemptions granted in the order requested in the application, then the

Funds and/or Participating Insurance Companies and Participating Qualified

Plans, as appropriate, shall take such steps as may be necessary to comply with such Rules 6e-2 and 6e-3(T), as amended, or proposed Rule 6e-3, as adopted, to the extent that such Rules are applicable.

   12. The Participating Insurance Companies and Participating Qualified Plans

and/or the Investment Managers, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out obligations imposed upon it by the conditions contained in the application. Such reports, materials and data will be submitted more frequently if deemed appropriate by the Board. The obligations of the

Participating Insurance Companies and Participating Qualified Plans to provide these reports, materials and data to the Board, when the Board so reasonably requests, shall be a contractual obligation of all Participating Insurance

Companies and Participating Qualified Plans under their agreements governing participation in the Funds.

   13. If a Qualified Plan should ever become a holder of ten percent or more of the assets of a Fund, such Qualified Plan will execute a participation agreement with the Fund that includes the conditions set forth herein to the extent applicable. A Qualified Plan will execute an application containing an acknowledgment of this condition upon such Qualified Plan's initial purchase of the shares of any Fund.

   Conclusion:

   Applicants assert that, for the reasons summarized above, the requested exemptions are appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.


   For the Commission, by the Division of Investment Management, pursuant to delegated authority.


                  Templeton Variable Products Series Fund, et al.

                               File No. 812-11698

                       SECURITIES AND EXCHANGE COMMISSION

                               Release No. IC-24079

                               1999 SEC LEXIS 2177

                                October 13, 1999

ACTION:  Order Granting Exemptions

TEXT: Templeton Variable Products Series Fund ("Templeton Trust"), Franklin

Templeton Variable Insurance Products Trust ("VIP Trust"), Templeton Funds

Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator,

sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") filed an application on July 14, 1999, and an amendment on September 17, 1999 seeking an amended order of the Commission pursuant to

Section 6(c) of the Investment Company Act of 1940 ("1940 Act") exempting them from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and

Rules 6e-2(b)(15) and 6e-3(T)(b)(15). The prior order (Rel. No. IC-19879)

granted exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies. The proposed relief would amend the prior order to add as parties to that order the VIP Trust and any Future Funds and to permit shares of the Templeton Trust, the VIP Trust, and

Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

   A notice of the filing of the application was issued on September 17, 1999

(Rel. No. IC-24018). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing should be ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

   The matter has been considered, and it is found that granting the requested exemptions is appropriate in the public interest and consistent with the protection of investors and the purposes intended by the policy and provisions of the 1940 Act.

   Accordingly,

   IT IS ORDERED, pursuant to Section 6(c) of the 1940 Act, that the requested exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules

6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, be, and hereby are, granted,

effective forthwith.


   For the Commission, by the Division of Investment Management, pursuant to delegated authority.


                      AMENDMENT TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

The participation agreement, dated as of May 1, 2000, by and among Franklin

Templetion Variable Insurance Products Trust, Franklin Templeton

Distributors, Inc. and The Lincoln National Life Insurance Company (the

"Agreement") is hereby amended as follows:

           Section 4.4 of the Agreement is deleted in its entirety and replaced with the following provision:

                    4.4 At your option, we shall provide you, at our expense,

           with either: (i) for each Contract owner who is invested through the

           Account in a subaccount corresponding to a Portfolio ("designated subaccount"), one copy of each of the following documents on each occasion that such document is required by law or regulation to be delivered to such Contract owner who is invested in a designated subaccount: the Trust's current prospectus, annual report,

           semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios ("Designated Portfolio Documents"); or

           (ii) a camera ready copy of such Designated Portfolio Documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. In connection with clause (ii) of this paragraph,

           we will pay for proportional printing costs for such Designated

           Portfolio Documents in order to provide one copy for each Contract owner who is invested in a designated subaccount on each occasion that such document is required by law or regulation to be delivered to such Contract owner, and provided the appropriate documentation is provided and approved by us. We shall provide you with a copy of the

           Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate.

           The expenses of furnishing, including mailing, to Contract owners the documents refereed to in this paragraph shall he borne by you. For each of the documents provided to you in accordance with clause (i)

           of this paragraph 4.4, we shall provide you, upon your request and at your expense, additional copies. In no event shall we be responsible for the costs of printing or delivery of Designated Portfolio

           Documents to potential or new Contract owners or the delivery of

           Designated Portfolio Documents to existing contract owners.

All other ten's and provisions of the Agreement not amended herein shall remain in full force and effect

Effective Date as of May 1,2000.





FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST        FRANKLIN  TEMPLETON DISTRIBUTORS. INC.

----------------------------------------------------        --------------------------------

By: /s/ Karen L. Skidmore                                   By: /s/ Phil Kearns

Name: Karen L. Skidmore                                     Name: Phil Kearns

Title: Assistant Vice President                             Title: Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

-------------------------------------------

By: /s/ Steven M. Kluever

Name: Steven M. Kluever

Title: Second Vice President




                      AMENDMENT TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

The participation agreement, dated as of May 1, 2000, by and among Franklin

Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,

Inc. and The Lincoln National Life Insurance Company (the "Agreement") is hereby amended as follows:

         Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of July 15, 2001.

FRANKLIN TEMPLETON VARIABLE                FRANKLIN TEMPLETON DISTRIBUTORS, INC.

INSURANCE PRODUCTS TRUST

By: /s/ Karen L. Skidmore                  By: /s/ Philip Kearns

    ---------------------                      ---------------------

Name:  Karen L. Skidmore                   Name:  Philip Kearns

Title: Assistant Vice President            Title: Vice President

THE LINCOLN NATIONAL LIFE INSURANCE

COMPANY

By: /s/ Steven M. Kluever

    ---------------------

Name:  Steven M. Kluever

Title: Second Vice President


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY




----------------------------------------------------------------------------------------------------------------------------

                                 CONTRACT 1                      CONTRACT 2                       CONTRACT 3

----------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       SVUL I                          VUL I                            Lincoln VUL

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-43107                       333-42479                        333-42479

REPRESENTATIVE FORM         LN650LL                         LN605LL                          LN660

NUMBERS                                                     LN615                            LN615

                                                            LN660                            LN605

SEPARATE ACCOUNT            Lincoln Life Flexible Premium   Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Variable Life Account R         Variable Life Account M          Separate Account M

                            12/2/97                         12/2/97                          12/2/97

SEC REGISTRATION NUMBER     811-08579                       811-08557                        811-08557

PORTFOLIOS AND CLASSES      Templeton Asset Strategy Fund   Templeton Asset Strategy Fund    Templeton International

-ADVISER                    - Class 1 Templeton Global      - Class 1 Templeton Global       Securities Fund - Class 2 -

                            Advisors Limited                Advisors Limited                 Templeton Investment Counsel,

                                                                                             Inc.

                            Templeton International         Templeton International

                            Securities Fund - Class 1-      Securities Fund - Class 1 -      Templeton Growth Securities

                            Templeton Investment Counsel,   Templeton Investment Counsel,    Fund - Class 2 - Templeton

                            Inc.                            Inc.                             Global Advisors Limited

                            Templeton Growth Securities     Templeton Growth Securities

                            Fund - Class 1 - Templeton      Fund - Class 1

                            Global Advisors Limited         Templeton Global Advisors

                                                            Limited


                               SCHEDULE D (CONT.)

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------

                                      CONTRACT 4                      CONTRACT 5                       CONTRACT 6

----------------------------------------------------------------------------------------------------------------------------

CONTRACT/PRODUCT NAME       CVUL                            Lincoln SVUL                     VUL(DB)

                            CVUL III

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-72875                       333-43107                        333-82663

REPRESENTATIVE FORM         LN920                           LN650                            LN680

NUMBERS                     LN921

SEPARATE ACCOUNT            Lincoln Life Flexible Premium   Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Variable Life Account S         Variable Life Account R          Variable Life Account M

                            11/1/98                         12/2/97                          12/2/97

SEC REGISTRATION NUMBER     811-09241                       811-08579                        811-08557

PORTFOLIOS AND CLASSES      Templeton Asset Strategy Fund   Templeton International          Templeton International

-ADVISER                    - Class 2 - Templeton Global    Securities Fund - Class 2  -     Securities Fund - Class 2  -

                            Advisors Limited                Templeton Investment Counsel,    Templeton Investment Counsel,

                                                            Inc.                             Inc.

                            Templeton International

                            Securities Fund - Class 2  -    Templeton Growth Securities      Templeton Growth Securities

                            Templeton Investment Counsel,   Fund - Class 2 - Templeton       Fund - Class 2 - Templeton

                            Inc.                            Global Advisors Limited          Global Advisors Limited

                            Templeton Growth Securities

                            Fund - Class 2 - Templeton

                            Global Advisors Limited

                            Franklin Small Cap Fund -

                            Class 2 - Franklin Advisers,

                            Inc.


                               SCHEDULE D (CONT.)

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------

                                      CONTRACT 7                      CONTRACT 8                       CONTRACT 9

----------------------------------------------------------------------------------------------------------------------------

CONTRACT/PRODUCT NAME       Lincoln ChoicePlus Variable      Lincoln ChoicePlus Access       Lincoln ChoicePlus Bonus

                            Annuity                         Variable Annuity                 Variable Annuity

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-40937                       333-36316                        333-36304

REPRESENTATIVE FORM         AN425LL                         30296                            30295

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Variable Annuity    Lincoln Life Variable Annuity    Lincoln Life Variable

NAME/DATE ESTABLISHED       Account N                       Account N                        Annuity Account N

                           11/3/97                         11/3/97                          11/3/97

SEC REGISTRATION NUMBER     811-08517                       811-08517                        811-08517

PORTFOLIOS AND CLASSES      Templeton International          Templeton International          Templeton International

-ADVISER                    Securities Fund - Class 2       Securities Fund - Class 2        Securities Fund - Class 2

                            -Templeton Investment           -Templeton Investment Counsel,   -Templeton Investment

                            Counsel, Inc.                   Inc.                             Counsel, Inc.

                            Mutual Shares Securities Fund   Mutual Shares Securities Fund    Mutual Shares Securities Fund

                            - Class 2 - Franklin Mutual     - Class 2 - Franklin Mutual      - Class 2 - Franklin Mutual

                            Advisers, LLC                   Advisers, LLC                    Advisers, LLC

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 2 - Templeton      Fund - Class 2 - Templeton       Fund - Class 2 - Templeton

                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited

                            Franklin Small Cap  Fund -      Franklin Small Cap  Fund -       Franklin Small Cap  Fund -

                            Class 2 - Franklin Advisers,    Class 2 - Franklin Advisers,     Class 2 - Franklin Advisers,

                            Inc.                            Inc.                             Inc.


                               SCHEDULE D (CONT.)

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 10                      CONTRACT 11                     CONTRACT 12

----------------------------------------------------------------------------------------------------------------------------

CONTRACT/PRODUCT NAME       Lincoln MoneyGuard VUL          VUL(CV)                          VUL(CV2)

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     [333-_____]                     333-42479                        333-54338

REPRESENTATIVE FORM                                         LN660                            LN665

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Flexible Premium   Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Variable Life Account M         Variable Life Account M          Variable Life Account M

                            12/2/97                         12/2/97                          12/2/97

SEC REGISTRATION NUMBER     811-08557                       811-08557                        811-08557

PORTFOLIOS AND CLASSES      Franklin Small Cap Fund -       Franklin Small Cap Fund -        Franklin Small Cap Fund -

-ADVISER                    Class 1 -Franklin Advisers,     Class 1 -Franklin Advisers,      Class 1 -Franklin Advisers,

                            Inc.                            Inc.                             Inc.

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 1 - Templeton      Fund - Class 2 - Templeton       Fund - Class 1 - Templeton

                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited

                                                            Templeton International

                                                            Securities Fund - Class 1 -

                                                            Gempleton Investment Counsel,

                                                            Inc.


                               SCHEDULE D (CONT.)

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 13                      CONTRACT 14                     CONTRACT 15

----------------------------------------------------------------------------------------------------------------------------

CONTRACT/PRODUCT NAME       MultiFund Individual            GVA I, II, III                   Choice Plus II

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     33-25990                        333-05827                        333-40937

REPRESENTATIVE FORM         18829                           GAC96-101                        30070-B

NUMBERS                     25982

                            28645

SEPARATE ACCOUNT            Lincoln National Variable       Lincoln National Variable        Lincoln Life Variable Annuity

NAME/DATE ESTABLISHED       Annuit Account C                Annuity Account L                Account N

                            6/3/81                          4/29/96                          11/3/97

SEC REGISTRATION NUMBER     811-03214                       811-07645                        811-08517

PORTFOLIOS AND CLASSES      Franklin Small Cap Fund -       Franklin Small Cap Fund -        Franklin Small Cap Fund -

-ADVISER                    Class 2 -Franklin Advisers,     Class 2 -Franklin Advisers,      Class 2 -Franklin Advisers,

                            Inc.                            Inc.                             Inc.

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 2 - Templeton      Fund - Class 2 - Templeton       Fund - Class 2 - Templeton

                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited


                               SCHEDULE D (CONT.)

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 16                      CONTRACT 17                     CONTRACT 18

----------------------------------------------------------------------------------------------------------------------------

CONTRACT/PRODUCT NAME       ChoicePlus II Access            ChoicePlus II Bonus              ChoicePlus II Advance

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-36316                       333-36304                        333-61554

REPRESENTATIVE FORM         30070-B                         30070-B                          30070-B

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Variable Annuity   Lincoln Life Variable Annuity    Lincoln Life Variable Annuity

NAME/DATE ESTABLISHED       Account N                       Account N                        Account N

SEC REGISTRATION NUMBER     811-08517                       811-08517                        811-08517

PORTFOLIOS AND CLASSES      Franklin Small Cap Fund -       Franklin Small Cap Fund -        Franklin Small Cap Fund -

-ADVISER                    Class 2 -Franklin Advisers,     Class 2 -Franklin Advisers,      Class 2 -Franklin Advisers,

                            Inc.                            Inc.                             Inc.

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 2 - Templeton      Fund - Class 2 - Templeton       Fund - Class 2 - Templeton

                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited


                               SCHEDULE D (CONT.)

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 19                      CONTRACT 20                     CONTRACT 21

----------------------------------------------------------------------------------------------------------------------------

CONTRACT/PRODUCT NAME       MultiFund Group                 SVUL II                          Director(TM)

REGISTERED (Y/N)            Yes                             Yes                              No

SEC REGISTRATION NUMBER     333-43373                       333-33782                        NA

REPRESENTATIVE FORM         28883                           LN655                            19476

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Variable Annuity   Lincoln Life Flexible Premium    Lincoln National Life

NAME/DATE ESTABLISHED       Account Q                       Variable Life Separate Account   Insurance Company Separate

                            11/3/97                         R                                Account 62

                                                            12/2/97

SEC REGISTRATION NUMBER     811-08569                       811-08579                        NA

PORTFOLIOS AND CLASSES      Franklin Small Cap Fund -       Franklin Small Cap Fund -        Templeton Growth Securities

-ADVISER                    Class 2 -Franklin Advisers,     Class 2 -Franklin Advisers,      Fund - Class 2

                            Inc.                            Inc.

                            Templeton Growth Securities     Templeton Growth Securities

                            Fund - Class 2 - Templeton      Fund - Class 2 - Templeton

                            Global Advisors Limited         Global Advisors Limited


                               SCHEDULE D (CONT.)

                            CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 22

----------------------------------------------------------------------------------------------------------------------------

CONTRACT/PRODUCT NAME       Director(TM)

REGISTERED (Y/N)            No

SEC REGISTRATION NUMBER     NA

REPRESENTATIVE FORM         19476

NUMBERS

SEPARATE ACCOUNT            Lincoln National Life

NAME/DATE ESTABLISHED       Insurance Company Separate

                            Account 63

SEC REGISTRATION NUMBER     NA

PORTFOLIOS AND CLASSES      Franklin Small Cap Fund -

-ADVISER                    Class 2




                      AMENDMENT TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                     Franklin Templeton Distributors, Inc.

                  The Lincoln National Life Insurance Company

The participation agreement, dated as of May 1, 2000, by and among Franklin

Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,

Inc. and The Lincoln National Life Insurance Company (the "Agreement") is hereby amended as follows:

     Section 3.11 is hereby added as follows:

          3.11 Each party to this Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations,

          the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

     Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of August 1, 2002.




FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST        FRANKLIN TEMPLETON DISTRIBUTORS, INC.


By:    /s/ Karen L. Skidmore                                By:    /s/ Philip Kearns

   ----------------------------                                ---------------------

Name:  Karen L. Skidmore                                    Name:  Philip Kearns

Title: Assistant Vice President                             Title: Vice President


THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:    /s/ Steven M. Kluever

Name:  Steven M. Kluever

Title: Second Vice President




                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY




                                    CONTRACT 1                      CONTRACT 2                       CONTRACT 3

------------------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       SVUL I                          VUL I                            Lincoln VUL cv

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-43107                       333-42479                        333-42479

REPRESENTATIVE FORM         LN650LL                         LN605LL                          LN660

NUMBERS                                                     LN615                            LN615

                                                            LN660                            LN605

SEPARATE ACCOUNT            Lincoln Life Flexible Premium   Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Variable Life Account R         Variable Life Account M          Separate Account M

                            12/2/97                         12/2/97                          12/2/97

SEC REGISTRATION NUMBER     811-08579                       811-08557                        811-08557

PORTFOLIOS AND              Templeton Global Asset          Templeton Global Asset           Templeton Foreign Securities

CLASSES-ADVISER             Allocation Fund - Class 1       Allocation Fund - Class 1        Fund - Class 2 - Templeton

                            Templeton Global Advisors       Templeton Global Advisors        Investment Counsel, Inc.

                            Limited                         Limited

                            Templeton Foreign Securities    Templeton Foreign Securities     Templeton Growth Securities

                            Fund - Class 1- Templeton       Fund - Class 1 - Templeton       Fund - Class 2 - Templeton

                            Investment Counsel, Inc.        Investment Counsel, Inc.         Global Advisors Limited

                            Templeton Growth Securities     Templeton Growth Securities      Franklin Small Cap Fund -

                            Fund - Class 1 - Templeton      Fund - Class 1                   Class 1 - Franklin Advisors,

                            Global Advisors Limited         Templeton Global Advisors        Inc.

                                                            Limited







                                    CONTRACT 4                      CONTRACT 5                       CONTRACT 6

------------------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       CVUL                            Lincoln SVUL                     VUL(DB)

                            CVUL III

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-72875                       333-43107                        333-82663

REPRESENTATIVE FORM         LN920                           LN650                            LN680

NUMBERS                     LN921

SEPARATE ACCOUNT            Lincoln Life Flexible Premium   Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Variable Life Account S         Variable Life Account R          Variable Life Account M

                            11/1/98                         12/2/97                          12/2/97

SEC REGISTRATION NUMBER     811-09241                       811-08579                        811-08557

PORTFOLIOS AND              Templeton Global Asset          Templeton Foreign Securities     Templeton Foreign Securities

CLASSES -ADVISER            Allocation Fund - Class 2 -     Fund - Class 2  - Templeton      Fund - Class 2  - Templeton

                            Templeton Global Advisors       Investment Counsel, Inc.         Investment Counsel, Inc.

                            Limited

                            Templeton Foreign Securities    Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 2  -  Templeton    Fund - Class 2 - Templeton       Fund - Class 2 - Templeton

                            Investment Counsel, Inc.        Global Advisors Limited          Global Advisors Limited

                            Templeton Growth Securities     Franklin Small Cap Fund -        Franklin Small Cap Fund -

                            Fund - Class 2 - Templeton      Class 1 - Franklin Advisers,     Class 1 - Franklin Advisers,

                            Global Advisors Limited         Inc.                             Inc.

                            Franklin Small Cap Fund -

                            Class 2 - Franklin Advisers,

                            Inc.







                                    CONTRACT 7                      CONTRACT 8                       CONTRACT 9

------------------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       Lincoln ChoicePlus Variable     Lincoln ChoicePlus Access        Lincoln ChoicePlus Bonus

                            Annuity                         Variable Annuity                 Variable Annuity

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-40937                       333-36316                        333-36304

REPRESENTATIVE FORM         AN425LL                         30296                            30295

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Variable Annuity   Lincoln Life Variable Annuity    Lincoln Life Variable

NAME/DATE ESTABLISHED       Account N                       Account N                        Annuity Account N

                            11/3/97                         11/3/97                          11/3/97

SEC REGISTRATION NUMBER     811-08517                       811-08517                        811-08517

PORTFOLIOS AND              Templeton Foreign Securities    Templeton Foreign Securities     Templeton Foreign Securities

CLASSES-ADVISER             Fund - Class 2 -Templeton       Fund - Class 2 -Templeton        Fund - Class 2 -Templeton

                            Investment Counsel, Inc.        Investment Counsel, Inc.         Investment Counsel, Inc.

                            Mutual Shares Securities Fund   Mutual Shares Securities Fund    Mutual Shares Securities Fund

                            - Class 2 - Franklin Mutual     - Class 2 - Franklin Mutual      - Class 2 - Franklin Mutual

                            Advisers, LLC                   Advisers, LLC                    Advisers, LLC

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 2 - Templeton      Fund - Class 2 - Templeton       Fund - Class 2 - Templeton

                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited

                            Franklin Small Cap  Fund -      Franklin Small Cap  Fund -       Franklin Small Cap  Fund -

                            Class 2 - Franklin Advisers,    Class 2 - Franklin Advisers,     Class 2 - Franklin Advisers,

                            Inc.                            Inc.                             Inc.







                                    CONTRACT 10                     CONTRACT 11                      CONTRACT 12

------------------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       Lincoln MoneyGuard VUL          VUL(CV2)                         VUL(CV2)

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-63940                       333-54338                        333-54338

REPRESENTATIVE FORM                                         LN665                            LN665

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Flexible Premium   Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Variable Life Account M         Variable Life Account M          Variable Life Account M

                            12/2/97                         12/2/97                          12/2/97

SEC REGISTRATION NUMBER     811-08557                       811-08557                        811-08557

PORTFOLIOS AND CLASSES      Franklin Small Cap Fund -       Franklin Small Cap Fund -        Franklin Small Cap Fund -

-ADVISER                    Class 1 -Franklin Advisers,     Class 1 -Franklin Advisers,      Class 1 -Franklin Advisers,

                            Inc.                            Inc.                             Inc.

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 1 - Templeton      Fund - Class 2 - Templeton       Fund - Class 1 - Templeton

                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited

                                                            Templeton Foreign

                                                            Securities Fund -

                                                            Class 2 - Templeton

                                                            Investment Counsel,

                                                            Inc.







                                    CONTRACT 13                     CONTRACT 14                      CONTRACT 15

------------------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       MultiFund Individual            GVA I, II, III                   Choice Plus II

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     33-25990                        333-05827                        333-40937

REPRESENTATIVE FORM         18829                           GAC96-101                        30070-B

NUMBERS                     25982

                            28645

SEPARATE ACCOUNT            Lincoln National Variable       Lincoln National Variable        Lincoln Life Variable Annuity

NAME/DATE ESTABLISHED       Annuit Account C                Annuity Account L                Account N

                            6/3/81                          4/29/96                          11/3/97

SEC REGISTRATION NUMBER     811-03214                       811-07645                        811-08517

PORTFOLIOS AND              Franklin Small Cap Fund -       Franklin Small Cap Fund -        Franklin Small Cap Fund -

CLASSES-ADVISER             Class 2 -Franklin Advisers,     Class 2 -Franklin Advisers,      Class 2 -Franklin Advisers,

                            Inc.                            Inc.                             Inc.

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 2 - Templeton      Fund - Class 2 - Templeton       Fund - Class 2 - Templeton

                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited







                                    CONTRACT 16                     CONTRACT 17                      CONTRACT 18

------------------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       ChoicePlus II Access            ChoicePlus II Bonus              ChoicePlus II Advance

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-36316                       333-36304                        333-61554

REPRESENTATIVE FORM         30070-B                         30070-B                          30070-B

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Variable Annuity   Lincoln Life Variable Annuity    Lincoln Life Variable Annuity

NAME/DATE ESTABLISHED       Account N                       Account N                        Account N

SEC REGISTRATION NUMBER     811-08517                       811-08517                        811-08517

PORTFOLIOS AND              Franklin Small Cap Fund -       Franklin Small Cap Fund -        Franklin Small Cap Fund -

CLASSES-ADVISER             Class 2 -Franklin Advisers,     Class 2 -Franklin Advisers,      Class 2 -Franklin Advisers,

                            Inc.                            Inc.                             Inc.

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 2 - Templeton      Fund - Class 2 - Templeton       Fund - Class 2 - Templeton

                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited







                                    CONTRACT 19                     CONTRACT 20                      CONTRACT 21

------------------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       MultiFund Group                 SVUL II                          Director(TM)

REGISTERED (Y/N)            Yes                             Yes                              No

SEC REGISTRATION NUMBER     333-43373                       333-33782                        NA

REPRESENTATIVE FORM         28883                           LN655                            19476

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Variable           Lincoln Life Flexible Premium    Lincoln National Life

NAME/DATE ESTABLISHED       Annuity Account Q               Variable Life Separate           Insurance Company Separate

                            11/3/97                         Account R                        Account 62

                                                            12/2/97

SEC REGISTRATION NUMBER     811-08569                       811-08579                        NA

PORTFOLIOS AND              Franklin Small Cap Fund -       Franklin Small Cap Fund -        Templeton Growth Securities

CLASSES -ADVISER            Class 2 -Franklin Advisers,     Class 1 -Franklin Advisers,      Fund - Class 2

                            Inc.                            Inc.

                            Templeton Growth Securities     Templeton Growth Securities

                            Fund - Class 2 - Templeton      Fund - Class 2 - Templeton

                            Global Advisors Limited         Global Advisors Limited

                                                            Templeton Foreign Securities

                                                            Fund - Class 2 - Templeton

                                                            Investment Counsel, Inc.







                                    CONTRACT 22                     CONTRACT 23                      CONTRACT 24

------------------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       Director(TM)                    CVUL III  (Elite Funds)          VUL(DB)

REGISTERED (Y/N)            No                              Yes                              Yes

SEC REGISTRATION NUMBER     NA                              333-72875                        333-82663

REPRESENTATIVE FORM         19476                           LN920                            LN680

NUMBERS                                                     LN921

SEPARATE ACCOUNT            Lincoln National Life           Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Insurance Company Separate      Variable Life Account S          Variable Life Account M

                            Account 63                      11/1/98                          12/2/97

SEC REGISTRATION NUMBER     NA                              811-09241                        811-08557

PORTFOLIOS AND              Franklin Small Cap Fund -       Templeton Growth Securities      Templeton Growth Securities

CLASSES-ADVISER             Class 2                         Fund - Class 1- Templeton        Fund - Class 1- Templeton

                                                            Global Advisors Limited          Global Advisors Limited

                                                            Franklin Small Cap Fund -        Franklin Small Cap Fund -

                                                            Class 1 - Franklin Advisers,     Class 1 - Franklin Advisers,

                                                            Inc.                             Inc







                                    CONTRACT 25                     CONTRACT 26                      CONTRACT 27

------------------------------------------------------------------------------------------------------------------------------------


CONTRACT/PRODUCT NAME       SVUL II (Elite Funds)           SVUL III                         VULcv III

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION NUMBER     333-33782                       333-90432                        333-84370

REPRESENTATIVE FORM         LN655                           LN656                            LN670

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Flexible Premium   Lincoln Life Flexible Premium    Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Variable Life Separate          Variable Life Separate           Variable Life Account M

                            Account R                       Account R                        12/2/97

                            12/2/97                         12/2/97

SEC REGISTRATION NUMBER     811-08579                       811-08579                        811-08557

PORTFOLIOS AND              Franklin Small Cap Fund -       Franklin Small Cap Fund -        Franklin Small Cap Fund -

CLASSES-ADVISER             Class 1 -Franklin Advisers,     Class 1 -Franklin Advisers,      Class 1 -Franklin Advisers,

                            Inc.                            Inc.                             Inc.

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities

                            Fund - Class 1 - Templeton      Fund - Class 1 - Templeton       Fund - Class 1 - Templeton

                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited







                                     CONTRACT 28

------------------------------------------------------------


CONTRACT/PRODUCT NAME       VULdb II

REGISTERED (Y/N)            Yes

SEC REGISTRATION NUMBER     333-84360

REPRESENTATIVE FORM         LN690

NUMBERS

SEPARATE ACCOUNT            Lincoln Life Flexible Premium

NAME/DATE ESTABLISHED       Variable Life Account M

                            12/2/97

SEC REGISTRATION NUMBER     811-08557

PORTFOLIOS AND              Franklin Small Cap Fund -

CLASSES-ADVISER             Class 1 -Franklin Advisers,

                            Inc.

                            Templeton Growth Securities

                            Fund - Class 1 - Templeton

                            Global Advisors Limited




                                     FORM OF

                   AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

                     [name of insurance company distributor]

The participation agreement, dated as of May 1, 2000 by and among Franklin

Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,

Inc. and The Lincoln National Life Insurance Company (the "Agreement"), is

hereby amended as follows:

1.   [name of insurance company distributor] is added as a party to the

     Agreement.

2.   The following Section 2.1.12 is added to the Agreement:

          "2.1.12 As covered financial institutions we, only with respect to

     Portfolio shareholders, and you each undertake and agree to comply, and to take full responsibility in complying with any and all applicable laws,

     regulations, protocols and other requirements relating to money laundering including, without limitation, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (Title III of the USA PATRIOT

     Act)."

3.   The following paragraphs of Section 3 are hereby deleted in their entirety and replaced with the following paragraphs:

          "3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent)

     receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing,

     the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any

     Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the

     Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the

     Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors with short term trading activity and/or whose purchase and redemption activity follows a market timing pattern as defined in the prospectus for the Trust, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation,

     rejecting specific purchase orders) as they deem necessary to reduce,

     discourage or eliminate such trading and/or market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on excessive and/or short term trading activity and/or purchase and redemption activity that follows a market timing pattern.

                                        1


          3.4 You are hereby appointed as our designee for the sole purpose of receiving from Contract owners purchase and exchange orders and requests for redemption resulting from investment in and payments under the

     Contracts that pertain to subaccounts that invest in Portfolios

     ("Instructions"). "Business Day" shall mean any day on which the New York

     Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus. "Close of Trading" shall mean the close of trading on the New

     York Stock Exchange, generally 4:00 p.m. eastern time. You represent and warrant that all Instructions transmitted to us for processing on or as of a given Business Day ("Day 1") shall have been received in proper form and time stamped by you prior to the Close of Trading on Day 1, provided that we receive such Instructions from you before 9 a.m. Eastern Time on the next Business Day ("Day 2"). Such Instructions shall receive the share price next calculated following the Close of Trading on Day 1. You represent and warrant that Instructions received in proper form and time stamped by you after the Close of Trading on Day 1 shall be treated by you and transmitted to us as if received on Day 2. Such Instructions shall receive the share price next calculated following the Close of Trading on

     Day 2. You represent and warrant that you have and will maintain systems in place reasonably designed to prevent Instructions received after the Close of Trading on Day 1 from being executed with Instructions received before the Close of Trading on Day 1. All Instructions we receive from you after 9

     a.m. Eastern Time on Day 2 shall be processed by us on the following

     Business Day and shall receive the share price next calculated following the Close of Trading on Day 2."

4.   Section 9 of the Agreement is hereby deleted in its entirety and replaced with the following Section 9:

     "9. TERMINATION

          9.1 This Agreement may be terminated by mutual agreement at any time.

     If this Agreement is so terminated, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any

     Portfolio for any or all Contracts or Accounts existing on the effective date of termination of this Agreement, pursuant to the terms and conditions of this Agreement.

          9.2 This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60)

     days' advance written notice delivered to the other parties. If this

     Agreement is so terminated, we may, at our option, continue to make available additional shares of any Portfolio and redeem shares of any

     Portfolio for any or all Contracts or Accounts existing on the effective date of termination of this Agreement, pursuant to the terms and conditions of this Agreement; alternatively, we may, at our option, redeem the

     Portfolio shares held by the Accounts, PROVIDED that such redemption shall not occur prior to six (6) months following written notice of termination,

     during which time we will cooperate with you in effecting a transfer of

     Portfolio assets to another underlying fund pursuant to any legal and appropriate means.

                                        2


          9.3 This Agreement may be terminated immediately by us upon written notice to you if you materially breach any of the representations and warranties made in this Agreement or you are materially in default in the performance of any of your duties or obligations under the Agreement,

     receive a written notice thereof and fail to remedy such default or breach to our reasonable satisfaction within 30 days after such notice. If this

     Agreement so terminates, the parties shall cooperate to effect an orderly windup of the business which may include, at our option, a redemption of the Portfolio shares held by the Accounts, PROVIDED that such redemption shall not occur prior to a period of up to six (6) months following written notice of termination, during which time we will cooperate reasonably with you in effecting a transfer of Portfolio assets to another underlying fund pursuant to any legal and appropriate means.

          9.4 This Agreement may be terminated immediately by us upon written notice to you if, with respect to the representations and warranties made in sections 2.1.3, 2.1.5, 2.1.7 and 2.1.12 of this Agreement: (i) you materially breach any of such representations and warranties; or (ii) you inform us that any of such representations and warranties may no longer be true or might not be true in the future; or (iii) any of such representations and warranties were not true on the effective date of this

     Agreement, are at any time no longer true, or have not been true during any time since the effective date of this Agreement. If this Agreement is so terminated, the Trust may redeem, at its option in kind or for cash, the

     Portfolio shares held by the Accounts on the effective date of termination of this Agreement.

          9.5 This Agreement may be terminated by the Board of Trustees of the

     Trust, in the exercise of its fiduciary duties, either upon its determination that such termination is a necessary and appropriate remedy for a material breach of this Agreement which includes a violation of laws,

     or upon its determination to completely liquidate a Portfolio. Pursuant to such termination, the Trust may redeem, at its option in kind or for cash,

     the Portfolio shares held by the Accounts on the effective date of termination of this Agreement;

          9.6 This Agreement shall terminate immediately in the event of its assignment by any party without the prior written approval of the other parties, or as otherwise required by law. If this Agreement is so terminated, the Trust may redeem, at its option in kind or for cash, the

     Portfolio shares held by the Accounts on the effective date of termination of this Agreement.

          9.7 This Agreement shall be terminated as required by the Shared

     Funding Order, and its provisions shall govern.

          9.8 The provisions of Sections 2 (Representations and Warranties) and

     7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of

     Contract owners, except that we shall have no further obligation to sell

     Trust shares with respect to Contracts issued after termination.

                                        3


          9.9 You shall not redeem Trust shares attributable to the Contracts

     (as opposed to Trust shares attributable to your assets held in the

     Account) except: (i) as necessary to implement Contract owner initiated or approved transactions; (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application

     (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act.

     Upon request, you shall promptly furnish to us the opinion of your counsel

     (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) of this Section 9.9 is a Legally

     Required Redemption. Furthermore, you shall not prevent Contract owners from allocating payments to any Portfolio that has been available under a

     Contract without first giving us ninety (90) days advance written notice of your intention to do so."

5.   The following Section 10.13 is added to the Agreement:

          "10.13 We and you both agree that: (a) if the Trustees approve a revision of Section 3 of the form of Participation Agreement used by the

     Trust for the purpose of clarifying procedures and responsibilities regarding purchase and redemption of Portfolio shares to address recent regulatory concerns regarding late trading and market timing activity (the

     "Form"), then we and you will both negotiate in good faith and execute an amendment to Section 3 of this Agreement to achieve the purposes intended by such revision of the Form ("Amendment"); and (b) if an Amendment is not

     completed and fully executed by you and us by six months after the

     Trustees' approval of the revised Form, then this Agreement will terminate immediately at that time, notwithstanding any other termination provisions in this Agreement, and such termination shall be considered a termination by mutual agreement pursuant to Section 9.1 of this Agreement."

6.   Schedules A, B, C, D, F and G of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, B, C, D, F and G attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of May 1, 2003.

FRANKLIN TEMPLETON VARIABLE               THE LINCOLN NATIONAL LIFE INSURANCE

INSURANCE PRODUCTS TRUST                  COMPANY

By:                                       By:

    ----------------------------------        ----------------------------------

Name: Karen L. Skidmore                   Name: Rise C.M. Taylor

Title: Assistant Vice President           Title: Vice President

                                        4


FRANKLIN TEMPLETON DISTRIBUTORS,         [NAME OF INSURANCE COMPANY DISTRIBUTOR]

INC.

By:                                      By:

    ----------------------------------       ----------------------------------

Name: Philip J. Kearns                   Name:

Title:  Vice President                   Title:

                                        5


                                   SCHEDULE A

                         THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY

The Lincoln National Life Insurance Company

1300 South Clinton Street, 2H-40

Fort Wayne, Indiana 46802

A life insurance company incorporated in the State of Indiana

ITS DISTRIBUTOR

[Name of Distributor]

Address ____________

______________________

A corporation organized under the laws of state of _________________.

                                        A


                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1.   Name:                      Lincoln Life Flexible Premium Variable Life

                                Account R

     Date Established:          December 2, 1997

     SEC Registration Number:   811-08579

2.   Name:                      Lincoln Life Flexible Premium Variable Life

                                Account M

     Date Established:          December 2, 1997

     SEC Registration Number:   811-08557

3.   Name:                      Lincoln Life Flexible Premium Variable Life

                                Account S

     Date Established:          November 1, 1998

     SEC Registration Number:   811-09241

4.   Name:                      Lincoln Life Flexible Premium Variable Life

                                Account Z

     Date Established:          July 30, 2003

     SEC Registration Number:   _____________

5.   Name:                      Lincoln Life Variable Annuity Account N

     Date Established:          November 3, 1997

     SEC Registration Number:   811-08517

6.   Name:                      Lincoln Life Variable Annuity Account Q

     Date Established:          November 3, 1997

     SEC Registration Number:   811-08569

7.   Name:                      Lincoln National Life Insurance Company

                                Separate Account 62

     Date Established:          ____________

     SEC Registration Number:   Not registered

8.   Name:                      Lincoln National Life Insurance Company

                                Separate Account 63

     Date Established:          ____________

     SEC Registration Number:   Not registered

9.   Name:                      Lincoln National Variable Annuity Account C

     Date Established:          June 3, 1981

     SEC Registration Number:   811-03214

10.  Name:                      Lincoln National Variable Annuity Account L

     Date Established:          April 29, 1996

     SEC Registration Number:   811-07645

                                        B


                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS




FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST     INVESTMENT ADVISER

----------------------------------------------------     ------------------


Franklin Small Cap Fund, Class 2                         Franklin Advisers, Inc.

Templeton Foreign Securities Fund, Classes 1 and 2       Templeton Investment Counsel,

                                                         LLC

Templeton Global Asset Allocation Fund, Classes 1        Templeton Investment Counsel,

and 2                                                    LLC

Templeton Growth Securities Fund, Classes 1 and 2        Templeton Global Advisors Ltd.



                                        C


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY




                PRODUCT NAME                 SEPARATE ACCOUNT NAME

               REGISTERED Y/N                  REGISTRATION DATE

#       1933 ACT #, STATE FORM ID                 1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------


1       SVUL I                          Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account R             Templeton Foreign Securities Fund

        333-43107                       December 2, 1997                    Templeton Global Asset Allocation Fund

        LN650LL                         811-08579                           Templeton Growth Securities Fund

2       VUL I                           Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account M             Templeton Foreign Securities Fund

        333-42479                       December 2, 1997                    Templeton Global Asset Allocation Fund

        LN605LL                         811-08557                           Templeton Growth Securities Fund

        LN615

3       Lincoln VUL cv                  Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account M             Franklin Small Cap Fund

        333-42479                       December 2, 1997

        LN660                           811-08557                           CLASS 2 SHARES:

                                                                            Templeton Foreign Securities Fund

                                                                            Templeton Growth Securities Fund

4       CVUL                            Lincoln Life Flexible Premium       CLASS 2 SHARES:

        Yes                             Variable Life Account S             Franklin Small Cap Fund

        333-72875                       November 1, 1998                    Templeton Foreign Securities Fund

        LN920                           811-09241                           Templeton Global Asset Allocation Fund

        LN921                                                               Templeton Growth Securities Fund

5       Lincoln SVUL                    Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account R             Franklin Small Cap Fund

        333-43107                       December 2, 1997

        LN650                           811-08579                           CLASS 2 SHARES:

                                                                            Templeton Foreign Securities Fund

                                                                            Templeton Growth Securities Fund

6       VUL(DB)                         Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account M             Franklin Small Cap Fund

        333-82663                       December 2, 1997

        LN680                           811-08557                           CLASS 2 SHARES:

                                                                            Templeton Foreign Securities Fund

                                                                            Templeton Growth Securities Fund

7       Lincoln ChoicePlus Variable     Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Annuity                         Account N                           Franklin Small Cap Fund

        Yes                             November 3, 1997

        333-40937                       811-08517                           Templeton Growth Securities Fund

        AN425LL



                                       D-1





                PRODUCT NAME                 SEPARATE ACCOUNT NAME

               REGISTERED Y/N                  REGISTRATION DATE

#       1933 ACT #, STATE FORM ID                 1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------


8       Lincoln ChoicePlus Access       Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Variable Annuity                Account N                           Franklin Small Cap Fund

        Yes                             November 3, 1997

        333-36316                       811-08517                           Templeton Growth Securities Fund

        30296

9       Lincoln ChoicePlus Bonus        Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Variable Annuity                Account N                           Franklin Small Cap Fund

        Yes                             November 3, 1997

        333-36304                       811-08517                           Templeton Growth Securities Fund

        30295

10      Lincoln MoneyGuard VUL          Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account M             Franklin Small Cap Fund

        333-63940                       December 2, 1997                    Templeton Growth Securities Fund

        ________                        811-08557

11      VUL(CV2)                        Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account M             Franklin Small Cap Fund

        333-54338                       December 2, 1997

        LN665                           811-08557                           CLASS 2 SHARES:

                                                                            Templeton Foreign Securities Fund

                                                                            Templeton Growth Securities Fund

12      VUL(CV2) (Elite Funds)          Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account M             Franklin Small Cap Fund

        333-54338                       December 2, 1997                    Templeton Growth Securities Fund

        LN665                           811-08557

13      MultiFund Individual            Lincoln National Variable           CLASS 2 SHARES:

        Yes                             Annuity Account C                   Franklin Small Cap Fund

        33-25990                        June 3, 1981                        Templeton Growth Securities Fund

        18829                           811-03214

        25982

        28645

14      GVA I, II, III                  Lincoln National Variable           CLASS 2 SHARES:

        Yes                             Annuity Account L                   Franklin Small Cap Fund

        333-05827                       April 29, 1996                      Templeton Growth Securities Fund

        GAC96-101                       811-07645

15      Choice Plus II                  Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Yes                             Account N                           Franklin Small Cap Fund

        333-40937                       November 3, 1997                    Templeton Growth Securities Fund

        30070-B                         811-08517

16      ChoicePlus II Access            Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Yes                             Account N                           Franklin Small Cap Fund

        333-36316                       November 3, 1997                    Templeton Growth Securities Fund

        30070-B                         811-08517



                                       D-2





                PRODUCT NAME                 SEPARATE ACCOUNT NAME

               REGISTERED Y/N                  REGISTRATION DATE

#       1933 ACT #, STATE FORM ID                 1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------


17      ChoicePlus II Bonus             Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Yes                             Account N                           Franklin Small Cap Fund

        333-36304                       November 3, 1997                    Templeton Growth Securities Fund

        30070-B                         811-08517

18      ChoicePlus II Advance           Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Yes                             Account N                           Franklin Small Cap Fund

        333-61554                       November 3, 1997                    Templeton Growth Securities Fund

        30070-B                         811-08517

19      MultiFund Group                 Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Yes                             Account Q                           Franklin Small Cap Fund

        333-43373                       November 3, 1997                    Templeton Growth Securities Fund

        28883                           811-08569

20      SVUL II                         Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account R             Franklin Small Cap Fund

        333-33782                       December 2, 1997

       LN655                           811-08579                           CLASS 2 SHARES:

                                                                            Templeton Foreign Securities Fund

                                                                            Templeton Growth Securities Fund

21      Director (TM)                   Lincoln National Life Insurance     CLASS 2 SHARES:

        No                              Copany Separate Account 62          Templeton Growth Securities Fund

        N/A                             N/A

        19476

22      Director (TM)                   Lincoln National Life Insurance     CLASS 2 SHARES:

        No                              Copany Separate Account 63          Franklin Small Cap Fund

        N/A                             N/A

        19476

23      CVUL III (Elite Funds)          Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account S             Franklin Small Cap Fund

        333-72875                       November 1, 1998                    Templeton Growth Securities Fund

        LN925                           811-09241

        LN926

24      VUL(DB) (Elite Funds)           Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account M             Franklin Small Cap Fund

        333-82633                       December 2, 1997                    Templeton Growth Securities Fund

        LN680                           811-08557

25      SVUL II (Elite Funds)           Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account R             Franklin Small Cap Fund

        333-33782                       December 2, 1997                    Templeton Growth Securities Fund

        LN655                           811-08579

26      SVUL III                        Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account R             Franklin Small Cap Fund

        333-90432                       December 2, 1997                    Templeton Growth Securities Fund

        LN656                           811-08579



                                       D-3





                PRODUCT NAME                 SEPARATE ACCOUNT NAME

               REGISTERED Y/N                  REGISTRATION DATE

#       1933 ACT #, STATE FORM ID                 1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------


27      VUL(CV) III                     Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account M             Franklin Small Cap Fund

        333-84370                       December 2, 1997                    Templeton Growth Securities Fund

        LN670                           811-08557

28      VULdb II                        Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account M             Franklin Small Cap Fund

        333-84360                       December 2, 1997                    Templeton Growth Securities Fund

        LN690                           811-08557

29      ChoicePlus Assurance (B         Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Shares)                         Account N                           Franklin Small Cap Fund

        Yes                             November 3, 1997                    Templeton Growth Securities Fund

        333-40937                       811-08517

        30070-B

30      ChoicePlus Assurance C Share)   Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Yes                             Account N                           Franklin Small Cap Fund

        333-36316                       November 3, 1997                    Templeton Growth Securities Fund

        30070-B                         811-08517

31      ChoicePlus Assurance (L Share)  Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Yes                             Account N                           Franklin Small Cap Fund

        333-61554                       November 3, 1997                    Templeton Growth Securities Fund

        30070-B                         811-08517

32      ChoicePlus Assurance (Bonus)    Lincoln Life Variable Annuity       CLASS 2 SHARES:

        Yes                             Account N                           Franklin Small Cap Fund

        333-36304                       November 3, 1997                    Templeton Growth Securities Fund

        30070-B                         811-08517

33      LCV4                            Lincoln Life Flexible Premium       CLASS 1 SHARES:

        Yes                             Variable Life Account S             Franklin Small Cap Fund

        333-104719                      November 1, 1998                    Templeton Growth Securities Fund

        LN935                           811-09241

34      CVUL III                        Lincoln Life Flexible Premium       CLASS 2 SHARES:

        Yes                             Variable Life Account S             Franklin Small Cap Fund

        333-72875                       November 1, 1998                    Templeton Foreign Securities Fund

        LN925                           811-09241                           Templeton Global Asset Allocation Fund

        LN926                                                               Templeton Growth Securities Fund

35      Lincoln Corporate Variable      Lincoln Life Flexible Premium       CLASS 2 SHARES:

        Private Solutions               Variable Life Account Z             Franklin Small Cap Fund

        Yes                             July 30, 2003                       Templeton Growth Securities Fund

        ________                        ________

        LN930



                                      D-4


                                   SCHEDULE F

                          RULE 12b-1 PLANS OF THE TRUST

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan,

stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.




      PORTFOLIO NAME                               MAXIMUM ANNUAL PAYMENT RATE

      --------------                               ---------------------------


   Franklin Small Cap Fund                                      0.25%

   Templeton Foreign Securities Fund                            0.25%

   Templeton Global Asset Allocation Fund                       0.25%

   Templeton Growth Securities Fund                             0.25%



AGREEMENT PROVISIONS

     If the Company, on behalf of any Account, purchases Trust Portfolio shares

("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the

1940 Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees

(collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares

("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the

Underwriter, the Trust or their affiliates (collectively, "we") may pay you a

Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to,

printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses,

furnishing personal services to owners of Contracts which may invest in Eligible

Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules.

Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of

Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the

Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its

Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

                                       F-1


     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty

(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the

Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under

Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule

12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute

Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the

Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the

Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes,

rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                       F-2


                                   SCHEDULE G

                              ADDRESSES FOR NOTICES

To the Company:            The Lincoln National Life Insurance Company

                           1300 South Clinton Street, 2H-40

                           Fort Wayne, Indiana 46802

                           Attention: Steven M. Kluever

To the Distributor         [Name of Distributor]

                           Address ____________

                           _______________________

                           Attention: __________

To the Trust:              Franklin Templeton Variable Insurance Products Trust

                           One Franklin Parkway

                           San Mateo, California 94403

                           Attention: Karen L. Skidmore

                           Assistant Vice President

To the Underwriter:        Franklin Templeton Distributors, Inc.

                           One Franklin Parkway

                           San Mateo, California  94403

                           Attention: Philip J. Kearns

                           Vice President

                                        G


                   AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin/Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

     Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the

Trust, "we" or "us") and The Lincoln National Life Insurance Company ("you"),

have previously entered into a Participation Agreement dated May 1, 2000 (the

"Agreement"). The parties now desire to amend the Agreement in this amendment

(the "Amendment").

    Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                               A M E N D M E N T

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.   Section 2.1.6 of the Agreement is hereby amended to add the following sentence at the end of the section:

     "Without limiting the foregoing, you agree that in recommending to a

     Contract owner the purchase, sale or exchange of any subaccount units under the Contracts, you shall have reasonable grounds, based on representations from the broker/dealers in their signed agreements with you, for believing that the recommendation is suitable for such Contract owner."

2.   A new Section 2.1.12 is hereby added to the Agreement as follows:

          "2.1.12 As covered financial institutions we, only with respect to

     Portfolio shareholders, and you each undertake and agree to comply, and to take full responsibility in complying with any and all applicable laws,

     regulations, protocols and other requirements relating to money laundering including, without limitation, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (Title III of the USA PATRIOT

     Act)."

3.   A new Section 2.1.13 is hereby added to the Agreement as follows:

          "2.1.13 You represent that you are also the principal underwriter for each of the Contracts, are registered as a broker-dealer pursuant to the

     Securities Exchange Act of 1934,

                                        1


     and that you will comply in all material respects with the 1933 and 1940

     Acts and the rules and regulations thereunder."

4.   Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following Section 3:

     "3.  PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

          3.1     AVAILABILITY OF TRUST PORTFOLIO SHARES

                  3.1.1 We will make shares of the Portfolios available to the

     Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent, or you as our designee) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust.

     All orders are subject to acceptance by us and by the Portfolio or its transfer agent, and become effective only upon confirmation by us.

     Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees")

     may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio.

                  3.1.2 Without limiting the other provisions of this Section

     3.1, among other delegations by the Trustees, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors with short term trading activity and/or whose purchase and redemption activity follows a market timing pattern as defined in the prospectus for the Trust, and have authorized the Trust, the

     Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders in whole or in part) as they deem necessary to reduce, discourage,

     restrict or eliminate such trading and/or market timing activity. You agree that your purchases and redemptions of Portfolio shares are subject to, and that you will assist us in implementing, the Market Timing Trading Policy and Additional Policies (as described in the Trust's prospectus) and the

     Trust's restrictions on excessive and/or short term trading activity and/or purchase and redemption activity that follows a market timing pattern.

                  3.1.3 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any

     Portfolio will be sold to the general public.

          3.2     THIS SUBSECTION 3.2 IS NOT USED

          3.3     PURCHASE AND REDEMPTION

                                        2


                  3.3.1 You are hereby appointed as our designee for the sole purpose of receiving from Contract owners purchase and exchange orders and requests for redemption resulting from investment in and payments under the

     Contracts that pertain to subaccounts that invest in Portfolios

     ("Instructions"). "Business Day" shall mean any day on which the New York

     Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus. "Close of Trading" shall mean the close of trading on the New

     York Stock Exchange, generally 4:00 p.m. New York time. You represent and warrant that all Instructions transmitted to us for processing on or as of a given Business Day ("Day 1") shall have been received in proper form and time stamped by you prior to the Close of Trading on Day 1. Such

     Instructions shall receive the share price next calculated following the

     Close of Trading on Day 1, provided that we receive such Instructions from you before 9:30 a.m. New York time on the next Business Day ("Day 2"). You represent and warrant that Instructions received in proper form and time stamped by you after the Close of Trading on Day 1 shall be treated by you and transmitted to us as if received on Day 2. Such Instructions shall receive the share price next calculated following the Close of Trading on

     Day 2. You represent and warrant that you have, maintain and periodically test, procedures and systems in place reasonably designed to prevent

     Instructions received after the Close of Trading on Day 1 from being executed with Instructions received before the Close of Trading on Day 1.

     All Instructions we receive from you after 9:30 a.m. New York time on Day 2 shall be processed by us on the following Business Day and shall receive the share price next calculated following the Close of Trading on Day 2.

                  3.3.2 We shall calculate the net asset value per share of each

     Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30

     p.m. New York time).

                  3.3.3 You shall submit payment for the purchase of shares of a

     Portfolio on behalf of an Account in federal funds transmitted by wire to the Trust or to its designated custodian, which must receive such wires no later than the close of the Reserve Bank, which is 6:00 p.m. New York time,

     on the Business Day following the Business Day as of which such purchases orders are made.

                  3.3.4 We will redeem any full or fractional shares of any

     Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent or you as our designee) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Payments for the purchase or redemption of shares by you may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

                                        3


                  3.3.5 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the

     Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each

     Account.

                  3.3.6 We shall furnish, on or before the ex-dividend date,

     notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a

     Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

                  3.3.7 Each party to this Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations,

     the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

5.   A new Section 6.8 is hereby added to the Agreement as follows:

          "6.8    You agree that any posting of Portfolio prospectuses on your website will result in the Portfolio prospectuses: (i) appearing identical to the hard copy printed version; (ii) being clearly associated with the particular Contracts in which they are available and posted in close proximity to the applicable Contract prospectuses; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; and (iv) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Portfolio prospectuses is in compliance with this Agreement and applicable state and federal securities and insurance laws and regulations,

     including as they relate to paper or electronic use of fund prospectuses.

     The format of such presentation, the script and layout for any website that mentions the Trust, the Underwriter, an Adviser or the Portfolios shall be routed to us as sales literature or other promotional materials, pursuant to Section 6 of this Agreement.

          In addition, you agree to be solely responsible for maintaining and updating the Portfolio prospectuses' PDF files (including prospectus supplements) and removing and/or replacing promptly any outdated prospectuses, as necessary, ensuring that any accompanying instructions by us, for using or stopping use are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Portfolio prospectuses on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures."

                                        4


6.   A new Section 6.9 is hereby added to the Agreement as follows:

          "6.9    Each of your and your distributor's registered

     representatives, agents, independent contractors and employees, as applicable, will have access to our websites at franklintempleton.com, and such other URLs through which we may permit you to conduct business concerning the Portfolios from time to time (referred to collectively as the "Site") as provided herein: (i) upon registration by such individual on a Site; (ii) if you cause a Site Access Request Form (an "Access Form") to be signed by your authorized supervisory personnel and submitted to us, as a Schedule to, and legally a part of, this Agreement; or (iii) if you provide such individual with the necessary access codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time. Upon receipt by us of a completed registration submitted by an individual through the Site or a signed Access Form referencing such individual, we shall be entitled to rely upon the representations contained therein as if you had made them directly hereunder and we will issue a user identification, express number and/or password (collectively, "Access Code"). Any person to whom we issue an Access Code or to whom you provide the necessary Access Codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time shall be an "Authorized

     User."

          We shall be entitled to assume that such person validly represents you and that all instructions received from such person are authorized, in which case such person will have access to the Site, including all services and information to which you are authorized to access on the Site. All inquiries and actions initiated by you (including your Authorized Users)

     are your responsibility, are at your risk and are subject to our review and approval (which could cause a delay in processing). You agree that we do not have a duty to question information or instructions you (including

     Authorized Users) give to us under this Agreement, and that we are entitled to treat as authorized, and act upon, any such instructions and information you submit to us. You agree to take all reasonable measures to prevent any individual other than an Authorized User from obtaining access to the Site.

     You agree to inform us if you wish to restrict or revoke the access of any individual Access Code. If you become aware of any loss or theft or unauthorized use of any Access Code, you agree to contact us immediately.

     You also agree to monitor your (including Authorized Users') use of the

     Site to ensure the terms of this Agreement are followed. You also agree that you will comply with all policies and agreements concerning Site usage, including without limitation the Terms of Use Agreement(s) posted on the Site ("Site Terms"), as may be revised and reposted on the Site from time to time, and those Site Terms (as in effect from time to time) are a part of this Agreement. Your duties under this section are considered

     "services" required under the terms of this Agreement. You acknowledge that the Site is transmitted over the Internet on a reasonable efforts basis and we do not warrant or guarantee their accuracy, timeliness, completeness,

     reliability or non-infringement. Moreover, you acknowledge that the Site is provided for informational purposes only, and is not intended to comply with any requirements established by any regulatory or governmental agency."

                                        5


7.   A new paragraph is added at the end of Section 10.8 of the Agreement as follows:

          "Each party to this Agreement agrees to limit the disclosure of nonpublic personal information of Contract owners consistent with its policies on privacy with respect to such information and Regulation S-P of the SEC. Each party hereby agrees that it will comply with all applicable requirements under the regulations implementing Title V of the

     Gramm-Leach-Bliley Act and any other applicable federal and state consumer privacy acts, rules and regulations. Each party further represents that it has in place, and agrees that it will maintain, information security policies and procedures for protecting nonpublic personal customer information adequate to conform to applicable legal requirements."

8.   Schedules A, B, C, D, F and G of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, B, C, D, F and G attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of May 1, 2003.

FRANKLIN TEMPLETON VARIABLE INSURANCE    THE LINCOLN NATIONAL LIFE INSURANCE

PRODUCTS TRUST                           COMPANY

By: /s/ Karen L. Skidmore                By: /s/ Rise C. M. Taylor

    ---------------------------------        ----------------------------------

Name: Karen L. Skidmore                  Name: Rise C. M. Taylor

Title: Assistant Vice President          Title: Vice President

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

By: /s/ Philip J. Kearns

    ---------------------------------

Name: Philip J. Kearns

Title: Vice President

                                        6


                                   SCHEDULE A

                         THE COMPANY AND ITS DISTRIBUTOR

The Lincoln National Life Insurance Company

1300 South Clinton Street, 2H-17

Fort Wayne, Indiana 46802

A life insurance company incorporated in the State of Indiana

                                        A


                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY




1.   Name:                        Lincoln Life Flexible Premium Variable Life Account R

     Date Established:            December 2, 1997

     SEC Registration Number:     811-08579

2.   Name:                        Lincoln Life Flexible Premium Variable Life Account M

     Date Established:            December 2, 1997

     SEC Registration Number:     811-08557

3.   Name:                        Lincoln Life Flexible Premium Variable Life Account S

     Date Established:            November 1, 1998

     SEC Registration Number:     811-09241

4.   Name:                        Lincoln Life Flexible Premium Variable Life Account Z

     Date Established:            July 30, 2003

     SEC Registration Number:     Not Registered

5.   Name:                        Lincoln Life Variable Annuity Account N

     Date Established:            November 3, 1997

     SEC Registration Number:     811-08517

6.   Name:                        Lincoln Life Variable Annuity Account Q

     Date Established:            November 3, 1997

     SEC Registration Number:     811-08569

7.   Name:                        Lincoln National Life Insurance Company Separate Account 62

     Date Established:            July 1, 2001

     SEC Registration Number:     Not registered

8.   Name:                        Lincoln National Life Insurance Company Separate Account 63

     Date Established:            July 1, 2001

     SEC Registration Number:     Not registered

9.   Name:                        Lincoln National Variable Annuity Account C

     Date Established:            June 3, 1981

     SEC Registration Number:     811-03214

10.  Name:                        Lincoln National Variable Annuity Account L

     Date Established:            April 29, 1996

     SEC Registration Number:     811-07645



                                        B


                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS




FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST      INVESTMENT ADVISER

----------------------------------------------------      ------------------


Franklin Small Cap Fund, Classes 1 and 2                  Franklin Advisers, Inc.

Templeton Foreign Securities Fund, Classes 1 and 2        Templeton Investment Counsel, LLC

Templeton Global Asset Allocation Fund, Classes 1 and 2   Templeton Investment Counsel, LLC

Templeton Growth Securities Fund, Classes 1 and 2         Templeton Global Advisors Ltd.



                                        C


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY




                             PRODUCT NAME

                            REGISTERED Y/N            SEPARATE ACCOUNT NAME

          COMPANY          1933 ACT #, STATE            REGISTRATION DATE

#         NAME                FORM ID                     1940 ACT#                    CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


1      The Lincoln       SVUL I                    Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account R           Templeton Foreign Securities Fund

       Insurance         333-43107                 December 2, 1997                  Templeton Global Asset Allocation Fund

       Company           LN650LL                   811-08579                         Templeton Growth Securities Fund

2      The Lincoln       VUL I                     Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Templeton Foreign Securities Fund

       Insurance         333-42479                 December 2, 1997                  Templeton Global Asset Allocation Fund

       Company           LN605LL                   811-08557                         Templeton Growth Securities Fund

                         LN615

3      The Lincoln       Lincoln VUL cv            Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-42479                 December 2, 1997

       Company           LN660                     811-08557                         CLASS 2 SHARES:

                                                                                     Templeton Foreign Securities Fund

                                                                                     Templeton Growth Securities Fund

4      The Lincoln       CVUL                      Lincoln Life Flexible Premium     CLASS 2 SHARES:

       National Life     Yes                       Variable Life Account S           Franklin Small Cap Fund

       Insurance         333-72875                 November 1, 1998                  Templeton Foreign Securities Fund

       Company           LN920                     811-09241                         Templeton Global Asset Allocation Fund

                         LN921                                                       Templeton Growth Securities Fund

5      The Lincoln       Lincoln SVUL              Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account R           Franklin Small Cap Fund

       Insurance         333-43107                 December 2, 1997

       Company           LN650                     811-08579                         CLASS 2 SHARES:

                                                                                     Templeton Foreign Securities Fund

                                                                                     Templeton Growth Securities Fund

6      The Lincoln       VUL(DB)                   Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-82663                 December 2, 1997

       Company           LN680                     811-08557                         CLASS 2 SHARES:

                                                                                     Templeton Foreign Securities Fund

                                                                                     Templeton Growth Securities Fund

7      The Lincoln       Lincoln ChoicePlus        Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     Variable Annuity          Account N                         Franklin Small Cap Fund

       Insurance         Yes                       November 3, 1997

       Company           333-40937                 811-08517                         Templeton Growth Securities Fund

                         AN425LL



                                       D-1





                             PRODUCT NAME

                            REGISTERED Y/N            SEPARATE ACCOUNT NAME

          COMPANY         1933 ACT #, STATE             REGISTRATION DATE

#         NAME                FORM ID                     1940 ACT#                    CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


8      The Lincoln       Lincoln ChoicePlus        Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     Access Variable Annuity   Account N                         Franklin Small Cap Fund

       Insurance         Yes                       November 3, 1997

       Company           333-36316                 811-08517                         Templeton Growth Securities Fund

                         30296

9      The Lincoln       Lincoln ChoicePlus        Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     Bonus Variable Annuity    Account N                         Franklin Small Cap Fund

       Insurance         Yes                       November 3, 1997

       Company           333-36304                 811-08517                         Templeton Growth Securities Fund

                         30295

10     The Lincoln       Lincoln MoneyGuard VUL    Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-63940                 December 2, 1997                  Templeton Growth Securities Fund

       Company           ________                  811-08557

11     The Lincoln       VUL(CV2)                  Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-54338                 December 2, 1997

       Company           LN665                     811-08557                         CLASS 2 SHARES:

                                                                                     Templeton Foreign Securities Fund

                                                                                     Templeton Growth Securities Fund

12     The Lincoln       VUL(CV2) (Elite Funds)    Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-54338                 December 2, 1997                  Templeton Growth Securities Fund

       Company           LN665                     811-08557

13     The Lincoln       MultiFund Individual      Lincoln National Variable         CLASS 2 SHARES:

       National Life     Yes                       Annuity Account C                 Franklin Small Cap Fund

       Insurance         33-25990                  June 3, 1981                      Templeton Growth Securities Fund

       Company           18829                     811-03214

                         25982

                         28645

14     The Lincoln       GVA I, II, III            Lincoln National Variable         CLASS 2 SHARES:

       National Life     Yes                       Annuity Account L                 Franklin Small Cap Fund

       Insurance         333-05827                 April 29, 1996                    Templeton Growth Securities Fund

       Company           GAC96-101                 811-07645

15     The Lincoln       Choice Plus II            Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     Yes                       Account N                         Franklin Small Cap Fund

       Insurance         333-40937                 November 3, 1997                  Templeton Growth Securities Fund

       Company           30070-B                   811-08517



                                       D-2





                             PRODUCT NAME

                            REGISTERED Y/N            SEPARATE ACCOUNT NAME

          COMPANY         1933 ACT #, STATE             REGISTRATION DATE

#         NAME                FORM ID                     1940 ACT#                    CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


16     The Lincoln       ChoicePlus II Access      Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     Yes                       Account N                         Franklin Small Cap Fund

       Insurance         333-36316                 November 3, 1997                  Templeton Growth Securities Fund

       Company           30070-B                   811-08517

17     The Lincoln       ChoicePlus II Bonus       Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     Yes                       Account N                         Franklin Small Cap Fund

       Insurance         333-36304                 November 3, 1997                  Templeton Growth Securities Fund

       Company           30070-B                   811-08517

18     The Lincoln       ChoicePlus II Advance     Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     Yes                       Account N                         Franklin Small Cap Fund

       Insurance         333-61554                 November 3, 1997                  Templeton Growth Securities Fund

       Company           30070-B                   811-08517

19     The Lincoln       MultiFund Group           Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     Yes                       Account Q                         Franklin Small Cap Fund

       Insurance         333-43373                 November 3, 1997                  Templeton Growth Securities Fund

       Company           28883                     811-08569

20     The Lincoln       SVUL II                   Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account R           Franklin Small Cap Fund

       Insurance         333-33782                 December 2, 1997

       Company           LN655                     811-08579                         CLASS 2 SHARES:

                                                                                     Templeton Foreign Securities Fund

                                                                                     Templeton Growth Securities Fund

21     The Lincoln       Director(TM)              Lincoln National Life Insurance   CLASS 2 SHARES:

       National Life     No                        Company Separate Account 62       Templeton Growth Securities Fund

       Insurance         N/A

       Company           19476                     N/A

22     The Lincoln       Director(TM)              Lincoln National Life Insurance   CLASS 2 SHARES:

       National Life     No                        Company Separate Account 63       Franklin Small Cap Fund

      Insurance         N/A

       Company           19476                     N/A

23     The Lincoln       CVUL III (Elite Funds)    Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account S           Franklin Small Cap Fund

       Insurance         333-72875                 November 1, 1998                  Templeton Growth Securities Fund

       Company           LN925                     811-09241

                         LN926

24     The Lincoln       VUL(DB) (Elite Funds)     Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-82633                 December 2, 1997                  Templeton Growth Securities Fund

       Company           LN680                     811-08557

25     The Lincoln       SVUL II (Elite Funds)     Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account R           Franklin Small Cap Fund

       Insurance         333-33782                 December 2, 1997                  Templeton Growth Securities Fund

       Company           LN655                     811-08579



                                       D-3





                             PRODUCT NAME

                            REGISTERED Y/N            SEPARATE ACCOUNT NAME

          COMPANY         1933 ACT #, STATE             REGISTRATION DATE

#         NAME                FORM ID                     1940 ACT#                    CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


26     The Lincoln       SVUL III                  Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account R           Franklin Small Cap Fund

       Insurance         333-90432                 December 2, 1997                  Templeton Growth Securities Fund

       Company           LN656                     811-08579

27     The Lincoln       VUL(CV) III               Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-84370                 December 2, 1997                  Templeton Growth Securities Fund

       Company           LN670                     811-08557

28     The Lincoln       VULdb II                  Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-84360                 December 2, 1997                  Templeton Growth Securities Fund

       Company           LN690                     811-08557

29     The Lincoln       ChoicePlus Assurance      Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     (B Shares)                Account N                         Franklin Small Cap Fund

       Insurance         Yes                       November 3, 1997                  Templeton Growth Securities Fund

       Company           333-40937                 811-08517

                         30070-B

30     The Lincoln       ChoicePlus Assurance      Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     C Share)                  Account N                         Franklin Small Cap Fund

       Insurance         Yes                       November 3, 1997                  Templeton Growth Securities Fund

       Company           333-36316                 811-08517

                         30070-B

31     The Lincoln       ChoicePlus Assurance      Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     (L Share)                 Account N                         Franklin Small Cap Fund

       Insurance         Yes                       November 3, 1997                  Templeton Growth Securities Fund

       Company           333-61554                 811-08517

                         30070-B

32     The Lincoln       ChoicePlus Assurance      Lincoln Life Variable Annuity     CLASS 2 SHARES:

       National Life     (Bonus)                   Account N                         Franklin Small Cap Fund

       Insurance         Yes                       November 3, 1997                  Templeton Growth Securities Fund

       Company           333-36304                 811-08517

                         30070-B

33     The Lincoln       LCV4                      Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account S           Franklin Small Cap Fund

       Insurance         333-104719                November 1, 1998                  Templeton Growth Securities Fund

       Company           LN935                     811-09241

34     The Lincoln       CVUL III                  Lincoln Life Flexible Premium     CLASS 2 SHARES:

       National Life     Yes                       Variable Life Account S           Franklin Small Cap Fund

       Insurance         333-72875                 November 1, 1998                  Templeton Foreign Securities Fund

       Company           LN925                     811-09241                         Templeton Global Asset Allocation Fund

                         LN926                                                       Templeton Growth Securities Fund



                                       D-4





                             PRODUCT NAME

                            REGISTERED Y/N            SEPARATE ACCOUNT NAME

          COMPANY         1933 ACT #, STATE             REGISTRATION DATE

#         NAME                FORM ID                     1940 ACT#                    CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


35     The Lincoln       Lincoln Corporate         Lincoln Life Flexible Premium     CLASS 2 SHARES:

       National Life     Variable Private          Variable Life Account Z           Franklin Small Cap Fund

       Insurance         Solutions                 July 30, 2003                     Templeton Growth Securities Fund

       Company           No                        N/A

                         N/A

                         LN930

36     The Lincoln       Momentum VUL(ONE)         Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-111128                December 2, 1997                  Templeton Growth Securities Fund

       Company                                     811-08557

37     The Lincoln       VUL(ONE)                  Lincoln Life Flexible Premium     CLASS 1 SHARES:

       National Life     Yes                       Variable Life Account M           Franklin Small Cap Fund

       Insurance         333-111137                December 2, 1997                  Templeton Growth Securities Fund

       Company                                     811-08557



                                       D-5


                                   SCHEDULE F

                          RULE 12b-1 PLANS OF THE TRUST

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan,

stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.




        PORTFOLIO NAME                             MAXIMUM ANNUAL PAYMENT RATE

        --------------                             ---------------------------


     Franklin Small Cap Fund                                   0.25%

     Templeton Foreign Securities Fund                         0.25%

     Templeton Global Asset Allocation Fund                    0.25%

     Templeton Growth Securities Fund                          0.25%



AGREEMENT PROVISIONS

         If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

         To the extent the Company or its affiliates, agents or designees

(collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares

("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the

Underwriter, the Trust or their affiliates (collectively, "we") may pay you a

Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to,

printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses,

furnishing personal services to owners of Contracts which may invest in Eligible

Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules.

Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of

Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the

Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its

Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

                                       F-1


         You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the

Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the

Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

         The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the

Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees,

or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under

Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule

12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute

Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the

Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the

Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes,

rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                       F-2


                                   SCHEDULE G

                              ADDRESSES FOR NOTICES

     To the Company:        The Lincoln National Life Insurance Company

                            1300 South Clinton Street, 2H-17

                            Fort Wayne, Indiana 46802

                            Attention: Rise C. M. Taylor, Vice President

     To the Trust:          Franklin Templeton Variable Insurance Products Trust

                            One Franklin Parkway, Bldg. 920 2nd Floor

                            San Mateo, California 94403

                            Attention: Karen L. Skidmore

                            Assistant Vice President

     With a copy to:        Murray Simpson, General Counsel

     To the Underwriter:    Franklin Templeton Distributors, Inc.

                            One Franklin Parkway, Bldg. 910 1st Floor

                            San Mateo, California 94403

                            Attention: Philip J. Kearns

                            Vice President

     With a copy to:        Murray Simpson, General Counsel


                   AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin/Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

     Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the

Trust, "we" or "us") and The Lincoln National Life Insurance Company ("you"),

have previously entered into a Participation Agreement dated May 1, 2000 (the

"Agreement"). The parties now desire to amend the Agreement in this amendment

(the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.   Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

2.   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of May 2, 2005.

FRANKLIN TEMPLETON VARIABLE                 THE LINCOLN NATIONAL LIFE

INSURANCE PRODUCTS TRUST                    INSURANCE COMPANY

By:    /s Karen L. Skidmore                 By:    /s/ Rise C.M. Taylor

       ---------------------------                 -----------------------------

Name:  Karen L. Skidmore                    Name:  Rise C. M. Taylor

Title: Assistant Vice President             Title: Vice President

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

By:    /s/ Scott M. Lee

       -----------------------

Name:  Scott M. Lee

Title: Senior Vice President


                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1.   Name:                      Lincoln Life Flexible Premium Variable Life

                                Account R

     Date Established:          December 2, 1997

     SEC Registration Number:   811-08579

2.   Name:                      Lincoln Life Flexible Premium Variable Life

                                Account M

     Date Established:          December 2, 1997

     SEC Registration Number:   811-08557

3.   Name:                      Lincoln Life Flexible Premium Variable Life

                                Account S

     Date Established:          November 1, 1998

     SEC Registration Number:   811-09241

4.   Name:                      Lincoln Life Flexible Premium Variable Life

                                Account Z

     Date Established:          July 30, 2003

     SEC Registration Number:   Not Registered

5.   Name:                      Lincoln Life Variable Annuity

                                Account N

     Date Established:          November 3, 1997

     SEC Registration Number:   811-08517

6.   Name:                      Lincoln National Life Insurance Company

                                Separate Account 62

     Date Established:          July 1, 2001

     SEC Registration Number:   Not registered

7.   Name:                      Lincoln National Life Insurance Company

                                Separate Account 63

     Date Established:          July 1, 2001

     SEC Registration Number:   Not registered

8.   Name:                      Lincoln National Variable Annuity

                                Account C

     Date Established:          June 3, 1981

     SEC Registration Number:   811-03214

                                        2


9.   Name:                      Lincoln National Life Insurance Company

                                Separate Account 86

     Date Established:

     SEC Registration Number:   Not registered

                                        3


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY




                              PRODUCT NAME

                             REGISTERED Y/N           SEPARATE ACCOUNT NAME

           COMPANY          1933 ACT #, STATE           REGISTRATION DATE

  #         NAME                FORM ID                    1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS

--------------------------------------------------------------------------------------------------------------------


1.       The Lincoln       SVUL I               Lincoln Life Flexible            CLASS 1 SHARES:

         National Life     Yes                  Premium Variable Life            Templeton Foreign Securities Fund

         Insurance         333-43107            Account R                        Templeton Global Asset Allocation

         Company           LN650LL              December 2, 1997                 Fund

                                                811-08579                        Templeton Growth Securities Fund

2.       The Lincoln       VUL I                Lincoln Life Flexible            CLASS 1 SHARES:

         National Life     Yes                  Premium Variable Life            Templeton Foreign Securities Fund

         Insurance         333-42479            Account M                        Templeton Global Asset Allocation

         Company           LN605LL              December 2, 1997                 Fund

                           LN615                811-08557                        Templeton Growth Securities Fund

3.       The Lincoln       VUL(CV)              Lincoln Life Flexible            CLASS 1 SHARES:

         National Life     Yes                  Premium Variable Life            Franklin Small-Mid Cap Growth

         Insurance         333-42479            Account M                        Securities Fund

         Company           LN660                December 2, 1997

                                                811-08557                        CLASS 2 SHARES:

                                                                                 Templeton Foreign Securities Fund

                                                                                 Templeton Growth Securities Fund

4.       The Lincoln       CVUL                 Lincoln Life Flexible            CLASS 1 SHARES:

         National Life     Yes                  Premium Variable Life            Templeton Global Income Securities

         Insurance         333-72875            Account S                        Fund

         Company           LN920                November 1, 1998

                           LN921                811-09241                        CLASS 2 SHARES:

                                                                                 Franklin Small-Mid Cap Growth

                                                                                 Securities Fund

                                                                                 Templeton Foreign Securities Fund

                                                                                 Templeton Global Asset Allocation

                                                                                 Fund

                                                                                 Templeton Growth Securities Fund

5.       The Lincoln       SVUL                 Lincoln Life Flexible            CLASS 1 SHARES:

         National Life     Yes                  Premium Variable Life            Franklin Small-Mid Cap Growth

         Insurance         333-43107            Account R                        Securities Fund

         Company           LN650                December 2, 1997

                                                811-08579                        CLASS 2 SHARES:

                                                                                 Templeton Foreign Securities Fund

                                                                                 Templeton Growth Securities Fund

6.       The Lincoln       VUL(DB)              Lincoln Life Flexible            CLASS 1 SHARES:

         National Life     Yes                  Premium Variable Life            Franklin Small-Mid Cap Growth

         Insurance         333-82663            Account M                        Securities Fund

         Company           LN680                December 2, 1997

                                                811-08557                        CLASS 2 SHARES:

                                                                                 Templeton Foreign Securities Fund

                                                                                 Templeton Growth Securities Fund







                              PRODUCT NAME

                             REGISTERED Y/N           SEPARATE ACCOUNT NAME

            COMPANY         1933 ACT #, STATE           REGISTRATION DATE

  #          NAME               FORM ID                    1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS

--------------------------------------------------------------------------------------------------------------------


7.      The Lincoln       ChoicePlus           Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Variable Annuity     Account N                        Franklin Small-Mid Cap Growth

         Insurance         Yes                  November 3, 1997                 Securities Fund

         Company           333-40937            811-08517                        Templeton Growth Securities Fund

                           AN425LL                                               Templeton Global Income Securities

                                                                                 Fund

8.      The Lincoln       ChoicePlus Access    Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Variable Annuity     Account N                        Franklin Small-Mid Cap Growth

         Insurance         Yes                  November 3, 1997                 Securities Fund

         Company           333-36316            811-08517                        Templeton Growth Securities Fund

                           30296                                                 Templeton Global Income Securities

                                                                                 Fund

9.      The Lincoln       ChoicePlus Bonus     Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Variable Annuity     Account N                        Franklin Small-Mid Cap Growth

         Insurance         Yes                  November 3, 1997                 Securities Fund

         Company           333-36304            811-08517                        Templeton Growth Securities Fund

                           30295                                                 Templeton Global Income Securities

                                                                                 Fund

10.      The Lincoln       MoneyGuard           Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     VUL                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         Yes                  Account M                        Securities Fund

         Company           333-63940            December 2, 1997                 Templeton Growth Securities Fund

                                                811-08557

11.      The Lincoln       VUL(CV) II           Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-54338            Account M                        Securities Fund

         Company           LN665                December 2, 1997

                                                811-08557                        CLASS 2 SHARES:

                                                                                 Templeton Foreign Securities Fund

                                                                                 Templeton Growth Securities Fund

12.      The Lincoln       VUL(CV) II           Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     VUL Flex             Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         (Elite Funds)        Account M                        Securities Fund

         Company           Yes                  December 2, 1997                 Templeton Growth Securities Fund

                           333-54338            811-08557                        Templeton Global Income Securities

                           LN665                                                 Fund

13.      The Lincoln       Choice Plus II       Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Yes                  Account N                        Franklin Small-Mid Cap Growth

         Insurance         333-40937            November 3, 1997                 Securities Fund

         Company           30070-B              811-08517                        Templeton Global Income Securities

                                                                                 Fund

                                                                                 Templeton Growth Securities Fund

14.      The Lincoln       ChoicePlus II        Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Access               Account N                        Franklin Small-Mid Cap Growth

         Insurance         Yes                  November 3, 1997                 Securities Fund

         Company           333-36316            811-08517                        Templeton Global Income Securities

                           30070-B                                               Fund

                                                                                 Templeton Growth Securities Fund







                              PRODUCT NAME

                             REGISTERED Y/N           SEPARATE ACCOUNT NAME

            COMPANY         1933 ACT #, STATE           REGISTRATION DATE

  #           NAME              FORM ID                    1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS

--------------------------------------------------------------------------------------------------------------------


15.      The Lincoln       ChoicePlus II Bonus  Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Yes                  Account N                        Franklin Small-Mid Cap Growth

         Insurance         333-36304            November 3, 1997                 Securities Fund

         Company           30070-B              811-08517                        Templeton Global Income Securities

                                                                                 Fund

                                                                                 Templeton Growth Securities Fund

16.      The Lincoln       ChoicePlus II        Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Advance              Account N                        Franklin Small-Mid Cap Growth

         Insurance         Yes                  November 3, 1997                 Securities Fund

         Company           333-61554            811-08517                        Templeton Global Income Securities

                           30070-B                                               Fund

                                                                                 Templeton Growth Securities Fund

17.      The Lincoln       SVUL II              Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-33782            Account R                        Securities Fund

         Company           LN655                December 2, 1997

                                                811-08579                        CLASS 2 SHARES:

                                                                                 Templeton Foreign Securities Fund

                                                                                 Templeton Growth Securities Fund

18.      The Lincoln       Director (TM)        Lincoln National Life            CLASS 2 SHARES:

         National Life     No                   Insurance Company Separate       Templeton Growth Securities Fund

         Insurance         N/A                  Account 62

         Company           19476                N/A

19.      The Lincoln       Director (TM)        Lincoln National Life            CLASS 2 SHARES:

         National Life     No                   Insurance Company Separate       Franklin Small-Mid Cap Growth

         Insurance         N/A                  Account 63                       Securities Fund

         Company           19476                N/A

20.      The Lincoln       CVUL III (Elite      Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Funds)               Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         Yes                  Account S                        Securities Fund

         Company           333-72875            November 1, 1998                 Templeton Global Income Securities

                           LN925                811-09241                        Fund

                           LN926                                                 Templeton Growth Securities Fund

21.      The Lincoln       VUL(DB) (Elite       Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Funds)               Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         Yes                  Account M                        Securities Fund

         Company           333-82633            December 2, 1997                 Templeton Growth Securities Fund

                           LN680                811-08557

22.      The Lincoln       SVUL II (Elite       Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Funds)               Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         Yes                  Account R                        Securities Fund

         Company           333-33782            December 2, 1997                 Templeton Global Income Securities

                           LN655                811-08579                        Fund

                                                                                 Templeton Growth Securities Fund







                              PRODUCT NAME

                             REGISTERED Y/N           SEPARATE ACCOUNT NAME

            COMPANY         1933 ACT #, STATE           REGISTRATION DATE

  #           NAME              FORM ID                    1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS

--------------------------------------------------------------------------------------------------------------------


23.      The Lincoln       SVUL III             Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-90432            Account R                        Securities Fund

         Company           LN656                December 2, 1997                 Templeton Growth Securities Fund

                                                811-08579

24.      The Lincoln       VUL(CV) III          Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-84370            Account M                        Securities Fund

         Company           LN670                December 2, 1997                 Templeton Growth Securities Fund

                                                811-08557

25.      The Lincoln       VUL(DB) II           Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-84360            Account M                        Securities Fund

         Company           LN690                December 2, 1997                 Templeton Growth Securities Fund

                                                811-08557

26.      The Lincoln       ChoicePlus           Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Assurance (B Share)  Account N                        Franklin Small-Mid Cap Growth

         Insurance         Yes                  November 3, 1997                 Securities Fund

         Company           333-40937            811-08517                        Templeton Global Income Securities

                           30070-B                                               Fund

                                                                                 Templeton Growth Securities Fund

27.      The Lincoln       ChoicePlus           Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Assurance (C Share)  Account N                        Franklin Small-Mid Cap Growth

         Insurance         Yes                  November 3, 1997                 Securities Fund

         Company           333-36316            811-08517                        Templeton Global Income Securities

                           30070-B                                               Fund

                                                                                 Templeton Growth Securities Fund

28.      The Lincoln       ChoicePlus           Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Assurance (L Share)  Account N                        Franklin Small-Mid Cap Growth

         Insurance         Yes                  November 3, 1997                 Securities Fund

         Company           333-61554            811-08517                        Templeton Global Income Securities

                           30070-B                                               Fund

                                                                                 Templeton Growth Securities Fund

29.      The Lincoln       ChoicePlus           Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Assurance (Bonus)    Account N                        Franklin Small-Mid Cap Growth

         Insurance         Yes                  November 3, 1997                 Securities Fund

         Company           333-36304            811-08517                        Templeton Global Income Securities

                           30070-B                                               Fund

                                                                                 Templeton Growth Securities Fund

30.      The Lincoln       LCV4                 Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-104719           Account S                        Securities Fund

         Company           LN935                November 1, 1998                 Templeton Global Income Securities

                                                811-09241                        Fund

                                                                                 Templeton Growth Securities Fund







                              PRODUCT NAME

                             REGISTERED Y/N           SEPARATE ACCOUNT NAME

           COMPANY          1933 ACT #, STATE           REGISTRATION DATE

  #          NAME               FORM ID                    1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS

--------------------------------------------------------------------------------------------------------------------


31.      The Lincoln       CVUL III             Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Templeton Global Income Securities

         Insurance         333-72875            Account S                        Fund

         Company           LN925                November 1, 1998

                           LN926                811-09241                        CLASS 2 SHARES:

                                                                                 Franklin Small-Mid Cap Growth

                                                                                 Securities Fund

                                                                                 Templeton Foreign Securities Fund

                                                                                 Templeton Global Asset Allocation

                                                                                 Fund

                                                                                 Templeton Growth Securities Fund

32.      The Lincoln       Lincoln Corporate    Lincoln Life Flexible Premium    CLASS 2 SHARES:

         National Life     Variable Private     Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         Solutions            Account Z                        Securities Fund

         Company           No                   July 30, 2003                    Templeton Growth Securities Fund

                           N/A                  N/A

                           LN930

33.      The Lincoln       Momentum             Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     VULONE               Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         Yes                  Account M                        Securities Fund

         Company           333-111128           December 2, 1997                 Templeton Global Income Securities

                                                811-08557                        Fund

                                                                                 Templeton Growth Securities Fund

34.      The Lincoln       VULONE               Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-111137           Account M                        Securities Fund

         Company                                December 2, 1997                 Templeton Global Income Securities

                                                811-08557                        Fund

                                                                                 Templeton Growth Securities Fund

35.      The Lincoln       ChoicePlus           Lincoln Life Variable Annuity    CLASS 2 SHARES:

         National Life     Momentum Income      Account N                        Franklin Small-Mid Cap Growth

         Insurance         Option               November 3, 1997                 Securities Fund

         Company           Yes                  811-08517                        Templeton Global Income Securities

                           333-119165                                            Fund

                           AN501 9/04                                            Templeton Growth Securities Fund

36.      The Lincoln       VUL(DB) IV           Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-118477           Account M                        Securities Fund

         Company           LN690                December 2, 1997                 Templeton Global Income Securities

                                                811-08557                        Fund

                                                                                 Templeton Growth Securities Fund

37.      The Lincoln       VUL(CV) IV           Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-118478           Account M                        Securities Fund

         Company           LN670                December 2, 1997                 Templeton Global Income Securities

                                                811-08557                        Fund

                                                                                 Templeton Growth Securities Fund







                              PRODUCT NAME

                             REGISTERED Y/N           SEPARATE ACCOUNT NAME

            COMPANY         1933 ACT #, STATE           REGISTRATION DATE

  #           NAME              FORM ID                    1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS

--------------------------------------------------------------------------------------------------------------------


38.      The Lincoln       SVUL IV              Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-115882           Account R                        Securities Fund

         Company           LN656                December 2, 1997                 Templeton Global Income Securities

                                                811-08579                        Fund

                                                                                 Templeton Growth Securities Fund

39.      The Lincoln       VULONE2005           Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     Yes                  Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         333-111137           Account M                        Securities Fund

         Company           LN694                December 2, 1997                 Templeton Global Income Securities

                                                811-08557                        Fund

                                                                                 Templeton Growth Securities Fund

40.      The Lincoln       Momentum             Lincoln Life Flexible Premium    CLASS 1 SHARES:

         National Life     VULONE2005           Variable Life                    Franklin Small-Mid Cap Growth

         Insurance         Yes                  Account M                        Securities Fund

         Company           333-111128           December 2, 1997                 Templeton Global Income Securities

                           LN695                811-08557                        Fund

                                                                                 Templeton Growth Securities Fund

41.      The Lincoln       MultiFund 5          Lincoln National Variable        CLASS 2 SHARES:

         National Life     Yes                  Annuity Account C                Templeton Global Income Securities

         Insurance         333-68842            June 3, 1981                     Fund

         Company           30070-B              811-03214

42.      The Lincoln       Director(TM)         Lincoln National Life            CLASS 1 SHARES:

         National Life     No                   Insurance Company Separate       Templeton Global Income Securities

         Insurance         N/A                  Account 86                       Fund

         Company           19476                N/A




                   AMENDMENT NO. 5 TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin/Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

     Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the

Trust, "we" or "us") and The Lincoln National Life Insurance Company ("you"),

have previously entered into a Participation Agreement dated May 1, 2000 (the

"Agreement"). The parties now desire to amend the Agreement in this amendment

(the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Section 2.3.2 is amended and restated in its entirety as follows:

     "2.3.2 Each investment adviser (each, an "Adviser") of a Portfolio, as indicated in the current prospectus of the Portfolio, is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended or exempt from such registration."

2. Schedules B, C, D and F of the Agreement are hereby deleted in their entirety and replaced with the Schedules B, C, D and F attached hereto, respectively.

3. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of April 1, 2006.

FRANKLIN TEMPLETON VARIABLE                  THE LINCOLN NATIONAL LIFE

INSURANCE PRODUCTS TRUST                     INSURANCE COMPANY

By: /s/ Karen L. Skidmore                    By: /s/ Rise C.M. Taylor

    ------------------------------------         -------------------------------

Name: Karen L. Skidmore                      Name: Rise C. M. Taylor

Title: Assistant Vice President              Title: Vice President

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

By: /S/ Robert C. Hays

    ------------------------------------

Name: Robert C. Hays

Title: Senior Vice President


                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1. Name:                      Lincoln Life Flexible Premium Variable Life

                               Account R

    Date Established:          December 2, 1997

    SEC Registration Number:   811-08579

2. Name:                      Lincoln Life Flexible Premium Variable Life

                               Account M

    Date Established:          December 2, 1997

    SEC Registration Number:   811-08557

3. Name:                      Lincoln Life Flexible Premium Variable Life

                               Account S

    Date Established:          November 1, 1998

    SEC Registration Number:   811-09241

4. Name:                      Lincoln Life Flexible Premium Variable Life

                               Account Z

    Date Established:          July 30, 2003

    SEC Registration Number:   Not Registered

5. Name:                      Lincoln Life Variable Annuity Account N

    Date Established:          November 3, 1997

    SEC Registration Number:   811-08517

6. Name:                      Lincoln National Life Insurance Company Separate

                               Account 62

    Date Established:          July 1, 2001

    SEC Registration Number:   Not registered

7. Name:                      Lincoln National Life Insurance Company Separate

                               Account 63

    Date Established:          July 1, 2001

    SEC Registration Number:   Not registered

8. Name:                      Lincoln National Variable Annuity Account C

    Date Established:          June 3, 1981

    SEC Registration Number:   811-03214

9. Name:                      Lincoln National Life Insurance Company Separate

                               Account 86

    Date Established:          June 1, 2005

    SEC Registration Number:   Not registered

10. Name:                      Lincoln National Life Insurance Company Separate

                               Account 4k

    Date Established:          March 20, 2006

    SEC Registration Number:   Not registered


                                   SCHEDULE C

             AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

1. Franklin Income Securities Fund, Class 2

2. Franklin Small Cap Value Securities Fund, Class 2

3. Franklin Small-Mid Cap Growth Securities Fund, Classes 1 and 2

4. Mutual Shares Securities Fund, Class 2

5. Templeton Foreign Securities Fund, Classes 1 and 2

6. Templeton Global Asset Allocation Fund, Classes 1 and 2

7. Templeton Global Income Securities Fund, Classes 1 and 2

8. Templeton Growth Securities Fund, Classes 1 and 2


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY




                               PRODUCT NAME

                              REGISTERED Y/N             SEPARATE ACCOUNT NAME

                                1933 ACT #,                REGISTRATION DATE

#       COMPANY NAME          STATE FORM ID                   1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


1.    The Lincoln         SVUL I                   Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account R             Templeton Foreign Securities Fund

      Insurance Company   333-43107                December 2, 1997                    Templeton Global Asset Allocation Fund

                          LN650LL                  811-08579                           Templeton Growth Securities Fund

2.    The Lincoln         VUL I                    Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Templeton Foreign Securities Fund

      Insurance Company   333-42479                December 2, 1997                    Templeton Global Asset Allocation Fund

                          LN605LL                  811-08557                           Templeton Growth Securities Fund

                          LN615

3.    The Lincoln         VUL(CV)                  Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-42479                December 2, 1997                    Fund

                          LN660                    811-08557

                                                                                       CLASS 2 SHARES:

                                                                                       Templeton Foreign Securities Fund

                                                                                       Templeton Growth Securities Fund

4.    The Lincoln         CVUL                     Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account S             Templeton Global Income Securities Fund

      Insurance Company   333-72875                November 1, 1998

                          LN920                    811-09241                           CLASS 2 SHARES:

                          LN921                                                        Franklin Small-Mid Cap Growth Securities

                                                                                       Fund

                                                                                       Templeton Foreign Securities Fund

                                                                                       Templeton Global Asset Allocation Fund

                                                                                       Templeton Growth Securities Fund

5.    The Lincoln         SVUL                     Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account R             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-43107                December 2, 1997                    Fund

                          LN650                    811-08579

                                                                                       CLASS 2 SHARES:

                                                                                       Templeton Foreign Securities Fund

                                                                                       Templeton Growth Securities Fund

6.    The Lincoln         VUL(DB)                  Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-82663                December 2, 1997                    Fund

                          LN680                    811-08557

                                                                                       CLASS 2 SHARES:

                                                                                       Templeton Foreign Securities Fund

                                                                                       Templeton Growth Securities Fund







                               PRODUCT NAME

                              REGISTERED Y/N             SEPARATE ACCOUNT NAME

                                1933 ACT #,                REGISTRATION DATE

#       COMPANY NAME          STATE FORM ID                   1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


7.    The Lincoln         ChoicePlus Variable      Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       Annuity                  Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      November 3, 1997                    Fund

                          333-40937                811-08517                           Templeton Growth Securities Fund

                          AN425LL                                                      Templeton Global Income Securities Fund

8.    The Lincoln         ChoicePlus Access        Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       Variable Annuity         Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      November 3, 1997                    Fund

                          333-36316                811-08517                           Templeton Growth Securities Fund

                          30296                                                        Templeton Global Income Securities Fund

9.    The Lincoln         ChoicePlus Bonus         Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       Variable Annuity         Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      November 3, 1997                    Fund

                          333-36304                811-08517                           Templeton Growth Securities Fund

                          30295                                                        Templeton Global Income Securities Fund

10.   The Lincoln         MoneyGuard VUL           Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-63940                December 2, 1997                    Fund

                                                   811-08557                           Templeton Growth Securities Fund

11.   The Lincoln         VUL(CV) II               Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-54338                December 2, 1997                    Fund

                          LN665                    811-08557

                                                                                       CLASS 2 SHARES:

                                                                                       Templeton Foreign Securities Fund

                                                                                       Templeton Growth Securities Fund

12.   The Lincoln         VUL(CV) II               Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       VUL Flex                 Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   (Elite Funds)            December 2, 1997                    Fund

                          Yes                      811-08557                           Templeton Growth Securities Fund

                          333-54338                                                    Templeton Global Income Securities Fund

                          LN665

13.   The Lincoln         Choice Plus II           Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       Yes                      Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-40937                November 3, 1997                    Fund

                          30070-B                  811-08517                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund

14.   The Lincoln         ChoicePlus II Access     Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       Yes                      Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-36316                November 3, 1997                    Fund

                          30070-B                  811-08517                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund







                               PRODUCT NAME

                              REGISTERED Y/N             SEPARATE ACCOUNT NAME

                                1933 ACT #,                REGISTRATION DATE

#       COMPANY NAME          STATE FORM ID                   1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


15.   The Lincoln         ChoicePlus II Bonus      Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       Yes                      Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-36304                November 3, 1997                    Fund

                          30070-B                  811-08517                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund

16.   The Lincoln         ChoicePlus II Advance    Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       Yes                      Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-61554                November 3, 1997                    Fund

                          30070-B                  811-08517                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund

17.   The Lincoln         SVUL II                  Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account R             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-33782                December 2, 1997                    Fund

                          LN655                    811-08579

                                                                                       CLASS 2 SHARES:

                                                                                       Templeton Foreign Securities Fund

                                                                                       Templeton Growth Securities Fund

18.   The Lincoln         Director (TM)            Lincoln National Life Insurance     CLASS 2 SHARES:

      National Life       No                       Company Separate Account 62         Templeton Growth Securities Fund

      Insurance Company   N/A                      N/A

                          19476

19.   The Lincoln         Director (TM)            Lincoln National Life Insurance     CLASS 2 SHARES:

      National Life       No                       Company Separate Account 63         Franklin Small-Mid Cap Growth Securities

      Insurance Company   N/A                      N/A                                 Fund

                          19476

20.   The Lincoln         CVUL III (Elite Funds)   Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account S             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-72875                November 1, 1998                    Fund

                          LN925                    811-09241                           Templeton Global Income Securities Fund

                          LN926                                                        Templeton Growth Securities Fund

21.   The Lincoln         VUL(DB) (Elite Funds)    Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-82633                December 2, 1997                    Fund

                          LN680                    811-08557                           Templeton Growth Securities Fund

22.   The Lincoln         SVUL II (Elite Funds)    Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account R             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-33782                December 2, 1997                    Fund

                          LN655                    811-08579                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund







                               PRODUCT NAME

                              REGISTERED Y/N             SEPARATE ACCOUNT NAME

                                1933 ACT #,                REGISTRATION DATE

#       COMPANY NAME          STATE FORM ID                   1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


23.   The Lincoln         SVUL III                 Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account R             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-90432                December 2, 1997                    Fund

                          LN656                    811-08579                           Templeton Growth Securities Fund

24.   The Lincoln         VUL(CV) III              Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-84370                December 2, 1997                    Fund

                          LN670                    811-08557                           Templeton Growth Securities Fund

25.   The Lincoln         VUL(DB) II               Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-84360                December 2, 1997                    Fund

                          LN690                    811-08557                           Templeton Growth Securities Fund

26.   The Lincoln         ChoicePlus Assurance     Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       (B Share)                Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      November 3, 1997                    Fund

                          333-40937                811-08517                           Templeton Global Income Securities Fund

                          30070-B                                                      Templeton Growth Securities Fund

27.   The Lincoln         ChoicePlus Assurance C   Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       Share)                   Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      November 3, 1997                    Fund

                          333-36316                811-08517                           Templeton Global Income Securities Fund

                          30070-B                                                      Templeton Growth Securities Fund

28.   The Lincoln         ChoicePlus Assurance     Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       (L Share)                Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      November 3, 1997                    Fund

                          333-61554                811-08517                           Templeton Global Income Securities Fund

                          30070-B                                                      Templeton Growth Securities Fund

29.   The Lincoln         ChoicePlus Assurance     Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       (Bonus)                  Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      November 3, 1997                    Fund

                          333-36304                811-08517                           Templeton Global Income Securities Fund

                          30070-B                                                      Templeton Growth Securities Fund

30.   The Lincoln         LCV4                     Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account S             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-104719               November 1, 1998                    Fund

                          LN935                    811-09241                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund







                               PRODUCT NAME

                              REGISTERED Y/N             SEPARATE ACCOUNT NAME

                                1933 ACT #,                REGISTRATION DATE

#       COMPANY NAME          STATE FORM ID                   1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


31.   The Lincoln         CVUL III                 Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account S             Templeton Global Income Securities Fund

      Insurance Company   333-72875                November 1, 1998

                          LN925                    811-09241                           CLASS 2 SHARES:

                          LN926                                                        Franklin Small-Mid Cap Growth Securities

                                                                                       Fund

                                                                                       Templeton Foreign Securities Fund

                                                                                       Templeton Global Asset Allocation Fund

                                                                                       Templeton Growth Securities Fund

32.   The Lincoln         Lincoln Corporate        Lincoln Life Flexible Premium       CLASS 2 SHARES:

      National Life       Variable Private         Variable Life Account Z             Franklin Small-Mid Cap Growth Securities

      Insurance Company   Solutions                July 30, 2003                       Fund

                          No                       N/A                                 Templeton Growth Securities Fund

                          N/A

                          LN930

33.   The Lincoln         Momentum                 Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       VULONE                   Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      December 2, 1997                    Fund

                          333-111128               811-08557                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund

34.   The Lincoln         VULONE                   Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-111137               December 2, 1997                    Fund

                                                   811-08557                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund

35.   The Lincoln         ChoicePlus Momentum      Lincoln Life Variable Annuity       CLASS 2 SHARES:

      National Life       Income Option            Account N                           Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      November 3, 1997                    Fund

                          333-119165               811-08517                           Templeton Global Income Securities Fund

                          AN501 9/04                                                   Templeton Growth Securities Fund

36.   The Lincoln         VUL(DB) IV               Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-118477               December 2, 1997                    Fund

                          LN690                    811-08557                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund

37.   The Lincoln         VUL(CV) IV               Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-118478               December 2, 1997                    Fund

                          LN670                    811-08557                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund







                               PRODUCT NAME

                              REGISTERED Y/N             SEPARATE ACCOUNT NAME

                                1933 ACT #,                REGISTRATION DATE

#       COMPANY NAME          STATE FORM ID                   1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------------------


38.   The Lincoln         SVUL IV                  Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account R             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-115882               December 2, 1997                    Fund

                          LN656                    811-08579                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund

39.   The Lincoln         VULONE2005               Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       Yes                      Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   333-111137               December 2, 1997                    Fund

                          LN694                    811-08557                           Templeton Global Income Securities Fund

                                                                                       Templeton Growth Securities Fund

40.   The Lincoln         Momentum                 Lincoln Life Flexible Premium       CLASS 1 SHARES:

      National Life       VULONE2005               Variable Life Account M             Franklin Small-Mid Cap Growth Securities

      Insurance Company   Yes                      December 2, 1997                    Fund

                          333-111128               811-08557                           Templeton Global Income Securities Fund

                          LN695                                                        Templeton Growth Securities Fund

41.   The Lincoln         MultiFund 5              Lincoln National Variable Annuity   CLASS 2 SHARES:

      National Life       Yes                      Account C                           Templeton Global Income Securities Fund

      Insurance Company   333-68842                June 3, 1981

                          30070-B                  811-03214

42.   The Lincoln         Director (TM)            Lincoln National Life Insurance     CLASS 1 SHARES:

      National Life       No                       Company Separate Account 86         Templeton Global Income Securities Fund

      Insurance Company   N/A                      N/A

                          19476

43.   The Lincoln         Lincoln American         Lincoln National Life Insurance     CLASS 2 SHARES:

      National Life       Legacy Retirement        Company Separate Account 4k         Franklin Income Securities Fund

      Insurance Company   Group Variable Annuity   N/A                                 Franklin Small Cap Value Securities Fund

                          No                                                           Mutual Shares Securities Fund

                          N/A                                                          Templeton Growth Securities Fund

                          19476




                                   SCHEDULE F

                          RULE 12b-1 PLANS OF THE TRUST

COMPENSATION

     Each Class 2 Portfolio named on Schedule C of this Agreement is eligible to receive a maximum annual payment rate of 0.25% stated as a percentage per year of that Portfolio's Class 2 average daily net assets, pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan.

AGREEMENT PROVISIONS

     If the Company, on behalf of any Account, purchases Trust Portfolio shares

("Eligible Shares") that are subject to a Rule 12b-1 plan adopted under the 1940

Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees

(collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares

("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the

Underwriter, the Trust or their affiliates (collectively, "we") may pay you a

Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to,

printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses,

furnishing personal services to owners of Contracts which may invest in Eligible

Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules.

     Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of

Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the

Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its

Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.


     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty

(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the

Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under

Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule

12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute

Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

     Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the

Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the

Participation Agreement, including this Schedule F, in the event of any inconsistency. You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.


                   AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin/Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

     Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the

Trust, "we" or "us"), and The Lincoln National Life Insurance Company ("you"),

on your behalf and on behalf of certain Accounts, have previously entered into a

Participation Agreement dated May 1, 2000 and amended July 15, 2001, August 1,

2002, May 1, 2003, May 2, 2005, and April 1, 2006 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules A, B, D and G of the Agreement are deleted and replaced in their entirety with the Schedules A, B, D and G attached hereto, respectively.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of June 1, 2006.

FRANKLIN TEMPLETON VARIABLE             THE LINCOLN NATIONAL LIFE

INSURANCE PRODUCTS TRUST                INSURANCE COMPANY

By: /s/ Karen L. Skidmore               By: /s/ Kelly D. Clevenger

    ---------------------------------       ---------------------------------

Name: Karen L. Skidmore                 Name: Kelly D. Clevenger

Title: Vice President                   Title: Vice President

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

By: /s/ Robert C. Hays

    ---------------------------------

Name: Robert C. Hays

Title: Senior Vice President


                                   SCHEDULE A

                         THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY

The Lincoln National Life Insurance Company

1300 S. Clinton Street

Fort Wayne, IN 46802

An insurance company organized under the laws of the State of Indiana.

THE DISTRIBUTOR

The Lincoln National Life Insurance Company

1300 S. Clinton Street

Fort Wayne, IN 46802

An insurance company organized under the laws of the State of Indiana.


                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY




#   NAME OF ACCOUNT                                               SEC REGISTRATION YES/NO

    ---------------                                               -----------------------


1.  Lincoln Life Flexible Premium Variable Life Account M                   Yes

2.  Lincoln Life Flexible Premium Variable Life Account R                   Yes

3.  Lincoln Life Flexible Premium Variable Life Account S                   Yes

4.  Lincoln Life Flexible Premium Variable Life Account Z                    No

5.  Lincoln Life Separate Account 4k                                         No

6.  Lincoln Life Variable Annuity Account N                                 Yes

7.  Lincoln National Life Insurance Company Separate Account 62              No

8.  Lincoln National Life Insurance Company Separate Account 63              No

9.  Lincoln National Life Insurance Company Separate Account 86              No

10. Lincoln National Variable Annuity Account C                             Yes




                                   SCHEDULE C

             AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

1. Franklin Income Securities Fund, Classes 1 and 2

2. Franklin Small Cap Value Securities Fund, Class 2

3. Franklin Small-Mid Cap Growth Securities Fund, Classes 1 and 2

4. Mutual Shares Securities Fund, Classes 1 and 2

5. Templeton Foreign Securities Fund, Classes 1 and 2

6. Templeton Global Asset Allocation Fund, Classes 1 and 2

7. Templeton Global Income Securities Fund, Classes 1 and 2

8. Templeton Growth Securities Fund, Classes 1 and 2


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

1.  MultiFund(R) 5                                2.  VUL I

3.  ChoicePlus                                    4.  VUL(DB)

5.  ChoicePlus Access                             6.  VUL(DB) II

7.  ChoicePlus Bonus                              8.  VUL(DB) IV

9.  ChoicePlus II                                 10. VUL(CV)

11. ChoicePlus II Access                          12. VUL(CV) II

13. ChoicePlus II Bonus                           14. VUL(CV) III

15. ChoicePlus II Advance                         16. VUL(CV) IV

17. ChoicePlus Assurance (B Share)                18. VUL Flex

19. ChoicePlus Assurance (C Share)                20. MoneyGuard VUL

21. ChoicePlus Assurance (L Share)                22. VULONE

23. ChoicePlus Assurance (Bonus)                  24. VULONE 2005

25. ChoicePlus Momentum Income Plus               26. Momenutm VULONE

27. Director                                      28. Momentum VULONE 2005

29. Lincoln American Legacy Retirement GVA        30. SVUL

31. CVUL                                          32. SVUL I

33. CVUL III                                      34. SVUL II

35. LCV4                                          36. SVUL III

37. LCV5                                          38. SVUL IV

39. Lincoln Corporate Variable Private Solution   40. SVULONE

                                                  41. Momentum SVULONE


                                   SCHEDULE G

                              ADDRESSES FOR NOTICES

To the Company:                  The Lincoln National Life Insurance Company

                                 1300 S. Clinton Street

                                 Fort Wayne, IN 46802

                                 Attention: Kelly D. Clevenger, Vice President

To the Trust:                    Franklin Templeton Variable Insurance Products

                                 Trust

                                 One Franklin Parkway, Bldg. 920 2nd Floor

                                 San Mateo, California 94403

                                 Attention: Karen L. Skidmore, Vice President

To the Underwriter:              Franklin/Templeton Distributors, Inc.

                                 140 Fountain Parkway, 8th Floor

                                 St. Petersburg, FL 33716

                                 Attention: Peter Jones, President

If to the Trust or Underwriter

   with a copy to:               Franklin Templeton Investments

                                 One Franklin Parkway, Bldg. 920 2nd Floor

                                 San Mateo, California 94403

                                 Attention: General Counsel


                   AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin/Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

     Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the

Trust, "we" or "us"), and The Lincoln National Life Insurance Company ("you"),

on your behalf and on behalf of certain Accounts, have previously entered into a

Participation Agreement dated May 1, 2000 and amended July 15, 2001, August 1,

2002, May 1, 2003, May 2, 2005, April 1, 2006 and June 1, 2006 (the

"Agreement"). The parties now desire to amend the Agreement in this amendment

(the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedule D of the Agreement is deleted and replaced in its entirety with the

Schedule D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of October 1, 2006.

FRANKLIN TEMPLETON VARIABLE             THE LINCOLN NATIONAL LIFE

INSURANCE PRODUCTS TRUST                INSURANCE COMPANY

By: /s/ Karen L. Skidmore               By: /s/ Kelly D. Clevenger

    ---------------------------------       -----------------------------

Name: Karen L. Skidmore                 Name: Kelly D. Clevenger

Title: Vice President                   Title: Vice President

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

By: /s/ Thomas Regner

    ---------------------------------

Name: Thomas Regner

Title: Senior Vice President


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

1.  ChoicePlus

2.  ChoicePlus Access

3.  ChoicePlus Assurance (A Share)

4.  ChoicePlus Assurance (B Share)

5.  ChoicePlus Assurance (Bonus)

6.  ChoicePlus Assurance (C Share)

7.  ChoicePlus Assurance (L Share)

8.  ChoicePlus Bonus

9.  ChoicePlus Design

10. ChoicePlus II

11. ChoicePlus II Access

12. ChoicePlus II Advance

13. ChoicePlus II Bonus

14. ChoicePlus Momentum Income Plus

15. CVUL

16. CVUL III

17. CVUL III (Elite Funds)

18. Director

19. LCV4

20. LCV5

21. Lincoln American Legacy Retirement Group Variable Annuity

22. Lincoln Corporate Variable Private Solution

23. Momentum SVULONE

24. Momentum VULONE 2005

25. Momenutm VULONE

26. MoneyGuard VUL

27. MultiFund(R) 5

28. SVUL

29. SVUL I

30. SVUL II

31. SVUL II (Elite Funds)

32. SVUL III

33. SVUL IV

34. SVULONE

35. VUL I

36. VUL(CV)

37. VUL(CV) II

38. VUL(CV) II /VUL Flex (Elite Funds)

39. VUL(CV) III

40. VUL(CV) IV

41. VUL(DB)

42. VUL(DB) (Elite Funds)

43. VUL(DB) II

44. VUL(DB) IV

45. VULONE

46. VULONE 2005


                AMENDMENT NO. 8 TO PARTICIPATION AGREEMENT

           Franklin Templeton Variable Insurance Products Trust

                  Franklin/Templeton Distributors, Inc.

               The Lincoln National Life Insurance Company

     Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), and The Lincoln National Life Insurance Company

("you"), on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and amended July 15,

2001, August 1, 2002, May 1, 2003, May 2, 2005, April 1, 2006, June 1, 2006

and October 1, 2006 (the "Agreement").  The parties now desire to amend the

Agreement by this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the

Agreement shall remain in full force and effect.  Unless otherwise indicated,

the terms defined in the Agreement shall have the same meaning in this

Amendment.

                                A M E N D M E N T

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.  Section 1 and Section 2.2.1 are hereby each amended to reflect that

    Franklin Templeton Variable Insurance Products Trust (the "Trust") is

    organized as a statutory trust under the laws of the State of Delaware.

2.  Section 3.1.3 is amended and restated in its entirety as follows:

    "3.1.3 We agree that shares of the Trust will be sold only to: (i) life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order; and (ii) investment companies in the form of funds of funds.  No shares of any Portfolio will be sold to the general public."

3.  Section 5.2 is amended and restated in its entirety as follows:

    "5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares owned by subaccounts for which no instructions have been received from Contract owners in the same proportion as Trust shares of such

    Portfolio for which instructions have been received from Contract owners;

    so long as and to the extent that the SEC continues to interpret the 1940

    Act to require pass-through voting privileges for variable contract owners.

    You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law."

4.  Schedule C of the Agreement is deleted and replaced in its entirety with the Schedule C attached hereto.


5.  All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 1, 2007.

The Trust:                  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   ONLY ON BEHALF OF

   EACH PORTFOLIO LISTED

   ON SCHEDULE C OF

   THE AGREEMENT.           By:   /s/ Karen L. Skidmore

                               -----------------------------------

                            Name:  Karen L. Skidmore

                            Title:  Vice President

The Underwriter:            FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                            By:   /s/ Thomas Regner

                               -----------------------------------

                            Name:  Thomas Regner

                            Title:  Senior Vice President

The Company:                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                            By:  /s/ Kelly D. Clevenger

                               -----------------------------------

                            Name:  Kelly D. Clevenger

                            Title:   Vice President


                                   SCHEDULE C

              AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

1.  Franklin Income Securities Fund, Classes 1 and 2

2.  Franklin U.S. Government Fund, Class 1

3.  Franklin Small Cap Value Securities Fund, Class 2

4.  Franklin Small-Mid Cap Growth Securities Fund, Classes 1 and 2

5.  Mutual Shares Securities Fund, Classes 1 and 2

6.  Templeton Foreign Securities Fund, Classes 1 and 2

7.  Templeton Global Asset Allocation Fund, Class 1

8.  Templeton Global Income Securities Fund, Classes 1 and 2

9.  Templeton Growth Securities Fund, Classes 1 and 2


                            AMENDED AND RESTATED

                 AMENDMENT NO. 8 TO PARTICIPATION AGREEMENT

            Franklin Templeton Variable Insurance Products Trust

                    Franklin/Templeton Distributors, Inc.

                 The Lincoln National Life Insurance Company

                     Lincoln Financial Distributors, Inc.

     Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), and The Lincoln National Life Insurance Company

("you"), on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and amended July 15,

2001, August 1, 2002, May 1, 2003, May 2, 2005, April 1, 2006, June 1, 2006

and October 1, 2006 (the "Agreement").  The parties now desire to amend the

Agreement by this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the

Agreement shall remain in full force and effect.  Unless otherwise indicated,

the terms defined in the Agreement shall have the same meaning in this

Amendment.

                            A M E N D M E N T

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.   Lincoln Financial Distributors, Inc. is hereby added as a party to this

     Agreement (the "Distributor").

2.   Section 1 and Section 2.2.1 are hereby each amended to reflect that

     Franklin Templeton Variable Insurance Products Trust (the "Trust") is

     organized as a statutory trust under the laws of the State of Delaware.

3.   Section 3.1.3 is amended and restated in its entirety as follows:

     "3.1.3 We agree that shares of the Trust will be sold only to: (i) life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order; and (ii) investment companies in the form of funds of funds.  No shares of any Portfolio will be sold to the general public."

4.   Section 5.2 is amended and restated in its entirety as follows:

     "5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares owned by subaccounts for which no instructions have been received from Contract owners in the same proportion as Trust shares of such

     Portfolio for which instructions have been received from Contract owners;

     so long as and to the extent that the SEC continues to interpret the 1940

     Act to require


     pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law."

5.   Schedule C of the Agreement is deleted and replaced in its entirety with the Schedule C attached hereto.

6.   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 1, 2007.

The Trust:                 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   ONLY ON BEHALF OF

   EACH PORTFOLIO LISTED

   ON SCHEDULE C OF

   THE AGREEMENT.          By: /s/ Karen L. Skidmore

                              ------------------------------------

                           Name:  Karen L. Skidmore

                           Title:  Vice President

The Underwriter:           FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                           By: /s/ Thomas Regner

                              ------------------------------------

                           Name:  Thomas Regner

                           Title:  Senior Vice President

The Company:               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                           By: /s/ Kelly D. Clevenger

                              ------------------------------------

                           Name:  Kelly D. Clevenger

                           Title:   Vice President

The Distributor:           LINCOLN FINANCIAL DISTRIBUTORS, INC.

                           By: /s/ James J. Ryan

                              ------------------------------------

                           Name:  James Ryan

                           Title:    Vice President


                                 SCHEDULE A

                      THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY

The Lincoln National Life Insurance Company

1300 S. Clinton Street

Fort Wayne, IN 46802

An insurance company organized under the laws of the State of Indiana.

THE DISTRIBUTOR

Lincoln Financial Distributors, Inc.

2001 Market Street, 4th Floor

Philadelphia, PA 19103

An insurance company organized under the laws of the State of Connecticut.


                                   SCHEDULE C

              AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

1.  Franklin Income Securities Fund, Classes 1 and 2

2.  Franklin U.S. Government Fund, Class 1

3.  Franklin Small Cap Value Securities Fund, Class 2

4.  Franklin Small-Mid Cap Growth Securities Fund, Classes 1 and 2

5.  Mutual Shares Securities Fund, Classes 1 and 2

6.  Templeton Foreign Securities Fund, Classes 1 and 2

7.  Templeton Global Asset Allocation Fund, Class 1

8.  Templeton Global Income Securities Fund, Classes 1 and 2

9.  Templeton Growth Securities Fund, Classes 1 and 2


                                  SCHEDULE D

                           CONTRACTS OF THE COMPANY




1.   MultiFund(R) 5                                        2.  VUL I

3.   ChoicePlus                                            4.  VUL(DB)

5.   ChoicePlus Access                                     6.  VUL(DB) II

7.   ChoicePlus Bonus                                      8.  VUL(DB) IV

9.   ChoicePlus II                                        10.  VUL(CV)

11.  ChoicePlus II Access                                 12.  VUL(CV) II

13.  ChoicePlus II Bonus                                  14.  VUL(CV) III

15.  ChoicePlus II Advance                                16.  VUL(CV) IV

17.  ChoicePlus Assurance (B Share)                       18.  VUL Flex

19.  ChoicePlus Assurance (C Share)                       20.  MoneyGuard VUL

21.  ChoicePlus Assurance (L Share)                       22.  VULONE

23.  ChoicePlus Assurance (Bonus)                         24.  VULONE 2005

25.  ChoicePlus Momentum Income Plus                      26.  Momenutm VULONE

27.  Director                                             28.  Momentum VULONE 2005

29.  Lincoln American Legacy Retirement GVA               30.  SVUL

31.  CVUL                                                 32.  SVUL I

33.  CVUL III                                             34.  SVUL II

35.  LCV4                                                 36.  SVUL III

37.  LCV5                                                 38.  SVUL IV

39.  Lincoln Corporate Variable Private Solution          40.  SVULONE

     Lincoln ChoicePlus Assurance (A Share)               41.  Momentum SVULONE




                                SCHEDULE G

                          ADDRESSES FOR NOTICES




To the Company:                     The Lincoln National Life Insurance Company

                                    1300 S. Clinton Street

                                    Fort Wayne, IN 46802

                                    Attention:  Kelly D. Clevenger, Vice President

To the Distributor:                 Lincoln Financial Distributors, Inc.

                                    2001 Market Street, 4th Floor

                                    Philadelphia, PA 19103

                                    Attention: Jim Ryan, Vice President

To the Trust:                       Franklin Templeton Variable Insurance Products Trust

                                    One Franklin Parkway, Bldg. 920 2nd Floor

                                    San Mateo, California 94403

                                    Attention:  Karen L. Skidmore, Vice President

To the Underwriter:                 Franklin/Templeton Distributors, Inc.

                                    140 Fountain Parkway, 8th Floor

                                    St. Petersburg, FL 33716

                                    Attention:  Peter Jones, President

If to the Trust or Underwriter

  with a copy to:                   Franklin Templeton Investments

                                    One Franklin Parkway, Bldg. 920 2nd Floor

                                    San Mateo, California 94403

                                    Attention:  General Counsel




                   AMENDMENT NO. 9 TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin/Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

                      Lincoln Financial Distributors, Inc.

          Franklin Templeton Variable Insurance Products Trust (the "Trust"),

     Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), and The Lincoln National Life Insurance Company

     ("you"), on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and subsequently amended July 15, 2001, August 1, 2002, May 1, 2003, May 2, 2005, April 1,

     2006, June 1, 2006, October 1, 2006 and May 1, 2007 (the "Agreement"). The

     parties now desire to amend the Agreement by this amendment (the

     "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                A M E N D M E N T

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.   The term "National Association of Securities Dealers, Inc. (the "NASD") is

     hereby replaced with "Financial Industry Regulatory Authority ("FINRA")"

     throughout the Agreement in sections 2.1.6, 2.3.1, 10.7, 10.8 and Schedule

     F, respectively.

2.   Section 10.12 is amended and restated in its entirety as follows:

     "10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties. Notwithstanding the foregoing: (i) the Site Terms may be separately amended as provided therein and, as so amended and in effect from time to time, shall be a part of this Agreement; and (ii) Schedule C may be separately amended as provided therein and, as so amended shall be a part of this Agreement."

3.   Schedules B, C, D and F of the Agreement are deleted and replaced in their entirety with the Schedules B, C, D and F attached hereto, respectively.

4.   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


     IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of July 21, 2008.

The Trust:                        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS

     ONLY ON BEHALF OF            TRUST

     EACH PORTFOLIO LISTED

     ON SCHEDULE C OF

     THE AGREEMENT.               By:    /s/ Karen L. Skidmore

                                      ------------------------------------------

                                  Name:  Karen L. Skidmore

                                  Title: Vice President

The Underwriter:                  FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                  By:    /s/ Thomas Regner

                                      ------------------------------------------

                                  Name:  Thomas Regner

                                  Title: Senior Vice President

The Company:                      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                  By:    /s/ Kelly D. Clevenger

                                      ------------------------------------------

                                  Name:  Kelly D. Clevenger

                                  Title: Vice President

The Distributor:                  LINCOLN FINANCIAL DISTRIBUTORS, INC.

                                  By:    /s/ James J. Ryan

                                      ------------------------------------------

                                  Name:  James J. Ryan

                                  Title: Senior Vice President


                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

NAME OF ACCOUNT                                                SEC REGISTRATION

                                                                    YES/NO

Lincoln Life Flexible Premium Variable Life Account M                 Yes

Lincoln Life Flexible Premium Variable Life Account R                 Yes

Lincoln Life Flexible Premium Variable Life Account S                 Yes

Lincoln Life Flexible Premium Variable Life Account Z                 Yes

Lincoln Life Variable Annuity Account N                               Yes

Lincoln National Life insurance Company Separate Account 4k           No

Lincoln National Life insurance Company Separate Account 63           No

Lincoln National Life insurance Company Separate Account 86           No

Lincoln National Variable Annuity Account C                           Yes


                                   SCHEDULE C

             AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

1.  Franklin Income Securities Fund, Classes 1 and 2

2.  Franklin U.S. Government Fund, Class 1

3.  Franklin Small Cap Value Securities Fund, Class 2

4.  Franklin Small-Mid Cap Growth Securities Fund, Classes 1 and 2

5.  Mutual Shares Securities Fund, Classes 1 and 2

6.  Templeton Foreign Securities Fund, Classes 1 and 2

7.  Templeton Global Asset Allocation Fund, Class 1

8.  Templeton Global Income Securities Fund, Classes 1 and 2

9.  Templeton Growth Securities Fund, Classes 1 and 2

10. Templeton Global Asset Allocation Fund, Class 2

In addition to portfolios and classes of shares listed above, any additional

Portfolios and classes of shares other than Class 3 shares are included in this

Schedule C listing provided that:

     (1)  the General Counsel of Franklin Templeton Investments receives from a person authorized by you a written notice in the form attached (which may be electronic mail or sent by electronic mail) ("Notice")

          identifying this Agreement as provided in the Notice and specifying:

          (i) the names and classes of shares of additional Portfolios that you propose to offer as investment options of the Separate Accounts under the Contracts; and (ii) the date that you propose to begin offering

          Separate Account interests investing in the additional Portfolios under the Contracts; and

     (2)  we do not within ten (10) Business Days following receipt of the

          Notice send you a writing (which may be electronic mail) objecting to your offering such Separate Accounts investing in the additional

          Portfolios and classes of shares under the Contracts.

Provided that we do not object as provided above, your Notice shall amend,

supplement and become a part of this Schedule C and the Agreement.


        FORM OF NOTICE PURSUANT TO SCHEDULE C OF PARTICIPATION AGREEMENT

To:      General Counsel c/o

         Linda Lai (Llai@frk.com;) or Kevin Kirchoff (kkircho@frk.com)

         Fax: 650 525-7059

         Franklin Templeton Investments

         1 Franklin Parkway,

         Bldg. 920, 2nd Floor

         San Mateo, CA 94402

With respect to the following agreement(s) (collectively, the "Agreement")

(please reproduce and complete table for multiple agreements):

DATE OF PARTICIPATION AGREEMENT:

--------------------------------------- ----------------------------------------

INSURANCE COMPANY(IES):

--------------------------------------- ----------------------------------------

INSURANCE COMPANY DISTRIBUTOR(S):

--------------------------------------- ----------------------------------------

As provided by Schedule C of the Agreement, this Notice proposes to Franklin

Templeton Variable Insurance Products Trust, and Franklin/Templeton

Distributors, Inc. the addition as of the offering date(s) listed below of the following Portfolios as additional investment options listed on Schedule C:

NAMES AND CLASSES OF SHARES OF ADDITIONAL PORTFOLIOS      OFFERING DATE(S)

Listing of current classes for your reference:

   Class 1 (no 12b-1 fee);

   Class 2 (12b-1 fee of 25 bps); or

   Class 4 (12b-1 fee of 35 bps).

----------------------------------------------------- --------------------------

----------------------------------------------------- --------------------------

----------------------------------------------------- --------------------------

----------------------------------------------------- --------------------------

----------------------------------------------------- --------------------------

NAME AND TITLE OF AUTHORIZED PERSON OF INSURANCE COMPANY:

CONTACT INFORMATION:


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

All variable life and variable annuity contracts issued by separate accounts listed on Schedule B of this Agreement.


                                   SCHEDULE F

                          RULE 12b-1 PLANS OF THE TRUST

COMPENSATION

     Each Class 2 or Class 4 Portfolio named or referenced on Schedule C of this

Agreement may make payments at a rate stated in its prospectus pursuant to the terms and conditions of its Rule 12b-1 distribution plan.

AGREEMENT PROVISIONS

     If the Company, on behalf of any Account, purchases Trust Portfolio shares

("Eligible Shares") that are subject to a Rule 12b-1 plan adopted under the 1940

Act (the "Plan"), the Company, on behalf of its Distributor, may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees

(collectively "you") provide any activity or service that is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares

("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the

Underwriter, the Trust or their affiliates (collectively, "we") may pay you a

Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to,

printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses,

furnishing personal services to owners of Contracts which may invest in Eligible

Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under FINRA rules.

     Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees shall be based on the value of

Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the compensation provision stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the

Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its

Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.


     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty

(60) days' written notice, without payment of any penalty, or as provided in the

Plan. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested

Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate,

and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue

Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

     Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the

Underwriter has received such fee from the Trust.

     The provisions of the Plans shall control over the provisions of the

Participation Agreement, including this Schedule F, in the event of any inconsistency. You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.


                AMENDMENT NO. 10 TO PARTICIPATION AGREEMENT

          Franklin Templeton Variable Insurance Products Trust

                  Franklin/Templeton Distributors, Inc.

               The Lincoln National Life Insurance Company

                   Lincoln Financial Distributors, Inc.

     Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), and The Lincoln National Life Insurance Company

("you"), on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and subsequently amended July 15, 2001, August 1, 2002, May 1, 2003, May 2, 2005, April 1,

2006, June 1, 2006, October 1, 2006 May 1, 2007 and July 21, 2008 (the

"Agreement").  The parties now desire to amend the Agreement by this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the

Agreement shall remain in full force and effect.  Unless otherwise indicated,

the terms defined in the Agreement shall have the same meaning in this

Amendment.

                          A M E N D M E N T

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.   Schedules A, B and G of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, B and G attached hereto,

     respectively.

2.   All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of  December 10, 2009.

The Trust:                         FRANKLIN TEMPLETON VARIABLE INSURANCE

                                   PRODUCTS TRUST

  ONLY ON BEHALF OF

  EACH PORTFOLIO LISTED

  ON SCHEDULE C OF

  THE AGREEMENT.                   By:       /s/ Karen L. Skidmore

                                      -------------------------------------

                                   Name:  Karen L. Skidmore

                                   Title:  Vice President


The Underwriter:                   FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                   By:       /s/ Thomas Regner

                                      -------------------------------------

                                   Name:  Thomas Regner

                                   Title:  Senior Vice President

The Company:                       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                   By:  /s/ Daniel R. Hayes

                                      -------------------------------------

                                   Name: Daniel R. Hayes

                                   Title:   Vice President

The Distributor:                   LINCOLN FINANCIAL DISTRIBUTORS, INC.

                                   By:  /s/ James J. Ryan

                                      -------------------------------------

                                   Name:  James J. Ryan

                                   Title:    Senior Vice President


                               SCHEDULE A

                   THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY

The Lincoln National Life Insurance Company

1300 S. Clinton Street

Fort Wayne, IN 46802

An insurance company organized under the laws of the State of Indiana.

THE DISTRIBUTOR

Lincoln Financial Distributors, Inc.

2001 Market Street, 4th Floor

Philadelphia, PA 19103

A corporation organized under the laws of the State of Connecticut.


                            SCHEDULE B

                    ACCOUNTS OF THE COMPANY




NAME OF ACCOUNT                                                 SEC REGISTRATION

---------------                                                      YES/NO

                                                                     ------


Lincoln Life Flexible Premium Variable Life Account M                 Yes

Lincoln Life Flexible Premium Variable Life Account R                 Yes

Lincoln Life Flexible Premium Variable Life Account S                 Yes

Lincoln Life Flexible Premium Variable Life Account Z                 No

Lincoln Life Variable Annuity Account N                               Yes

Lincoln National Life insurance Company Separate Account 4k           No

Lincoln National Life insurance Company Separate Account 63           No

Lincoln National Life insurance Company Separate Account 86           No

Lincoln National Variable Annuity Account C                           Yes

Separate Account BLM                                                  No

Lincoln Life Flexible Premium Variable Life Account JF-A              Yes

Lincoln Life Flexible Premium Variable Life Account JF-C              Yes




                             SCHEDULE G

                      ADDRESSES FOR NOTICES




To the Company:                   The Lincoln National Life Insurance Company

                                  1300 South Clinton Street

                                  Fort Wayne, Indiana  46802

                                  Attention: Kevin J. Adamson, Second Vice President

To the Distributor:               Lincoln Financial Distributors, Inc.

                                  2001 Market Street, 4th Floor

                                  Philadelphia, PA 19103

                                  Attention: James J. Ryan, Senior Vice President

To the Trust:                     Franklin Templeton Variable Insurance Products Trust

                                  One Franklin Parkway, Bldg. 920 2nd Floor

                                  San Mateo, California 94403

                                  Attention:  Karen L. Skidmore, Vice President

To the Underwriter:               Franklin/Templeton Distributors, Inc.

                                  140 Fountain Parkway, 8th Floor

                                  St. Petersburg, FL 33716

                                  Attention:  Peter Jones, President

If to the Trust or Underwriter

With a copy to:                   Franklin Templeton Investments

                                  One Franklin Parkway, Bldg. 920 2nd Floor

                                  San Mateo, California 94403

                                  Attention:  General Counsel




                     AMENDMENT TO PARTICIPATION AGREEMENT

             Franklin Templeton Variable Insurance Products Trust

                    Franklin/Templeton Distributors, Inc.

                 The Lincoln National Life Insurance Company

                     Lincoln Financial Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), The Lincoln National Life Insurance Company (the

"Company" or "you"), and Lincoln Financial Distributors, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1,2000, as amended (the "Agreement"). The parties now desire to amend the Agreement by this amendment (the "Amendment"). Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                               AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Paragraphs of6.1 through 6.7 of Section 6 are amended and restated in their entirety as set forth in Attachment A to this Amendment. The remaining paragraphs of Section 6 not amended herein shall be re-numbered.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of August 16, 2010.

The Trust:                           FRANKLIN TEMPLETON VARIABLE INSURANCE

ONLY ON BEHALF OF                    PRODUCTS TRUST

EACH PORTFOLIO LISTED

ALL SCHEDULE C OF

THE AGREEMENT.                       By:  /s/ Karen L. Skidmore

                                     Name: Karen L. Skidmore

                                     Title: Vice President

The Underwriter:                     FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                     By: /s/ Thomas M. Regner

                                     Name: Thomas M. Regner

                                     Title: Executive Vice President

The Company:                         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                     By: /s/ Daniel R. Hayes

                                     Name: Daniel R. Hayes

                                     Title: Vice President

The Distributor:                     LINCOLN FINANCIAL DISTRIBUTORS, INC.

                                     By: /s/ Tom O'Neill

                                     Name: Tom O'Neill

                                     Title: COO

                                 2


                               ATTACHMENT A

6. SALES MATERIAL, INFORMATION AND TRADEMARKS

      6.1 For purposes of this Section 6, "Sales Literature/ Promotional

Material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio,

television, telephone or tape recording, videotape display, signs or billboards, motion pictures, web-sites and other electronic communications or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to

some or all agents or employees   in any media, and disclosure documents,

shareholder reports and proxy materials.

      6.2 You may use the name of the Trust and trademarks and the logo of the Underwriter in Sales Literature/Promotional Material as reasonably necessary to carry out your performance and obligations under this Agreement provided that you comply with the provisions of this Agreement. You agree to abide by any reasonable use guidelines regarding use of such trademarks and logos that we may give from time to time. You shall, as we may request from time to time, promptly furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement,

prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure

Documents"), as well as any report, solicitation for voting instructions,

Sales Literature/ Promotional Material created and approved by you, and all amendments to any of the above that relate to the Contracts, the Accounts,

the Trust, or Underwriter or its affiliates.

      6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust,

the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in

Sales Literature/Promotional Material created by us for the Trust and provided by the Trust or its designee to you, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

      6.4 You agree, represent and warrant that you are solely responsible for any Sales Literature/ Promotional Material prepared by you and that such material will: (a) conform to all requirements of any applicable laws or regulations of any government or authorized agency having jurisdiction over the offering or sale of shares of the Portfolios or Contracts; (b) be solely based upon and not contrary to or inconsistent with the information or materials provided to you by us or a Portfolio; and ( c) be made available promptly to us upon our request. You agree to file any Sales

Literature/Promotional Material prepared by you with

                                     3


FINRA, or other applicable legal or regulatory authority, within the timeframes that may be required from time to time by FINRA or such other legal or regulatory authority. Unless otherwise expressly agreed to in writing, it is understood that we will neither review nor approve for use any materials prepared by you and will not be materially involved in the preparation of, or have any responsibility for, any such materials prepared by you. You are not authorized to modify or translate any materials we have provided to you.

      6.5 You shall promptly notify us of any written customer complaint or notice of any regulatory investigation or proceeding received by you relating to any Disclosure Documents or Sales Literature/Promotional Material.

      6.6 We shall not give any information or make any representations or statements on  behalf of you or concerning you, the Accounts or the Contracts other than information or representations, including naming you as a Trust shareholder, contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales Literature/ Promotional Material, except as required by legal process or regulatory authorities or with your written permission.

      6.7 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or

"Templeton" or any logo or other trademark relating to the Trust or the

Underwriter without prior written consent, and upon termination of this

Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

      6.8 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust,

the Underwriter or any of the Portfolios.

      6.9 You agree that any posting of Designated Portfolio Documents on your website or use of Designated Portfolio Documents in any other electronic format will result in the Designated Portfolio Documents: (i) appearing identical to the hard copy printed version or .pdf format file provided to you by us (except that you may reformat .pdf format prospectus files in order to delete blank pages and to insert .pdf format prospectus supplement files provided by us to you); (ii) being clearly associated with the particular

Contracts in which they are available and posted in close proximity to the applicable Contract prospectuses; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts;

(iv) in compliance with any statutory prospectus delivery requirements and

(v) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Designated

Portfolio Documents is in compliance with this Agreement and applicable state and federal securities and insurance laws and regulations, including as they relate to paper or electronic delivery or use of fund prospectuses. We reserve the right to inspect and review your website if any Designated

Portfolio Documents and/or other Trust documents are posted on your website and you shall, upon our reasonable request, provide us timely access to your website materials to perform such inspection and review.

                                   4


      In addition, you agree to be solely responsible for maintaining and updating the Designated Portfolio Documents' .pdf files and removing and/or replacing promptly any outdated prospectuses and other documents, as necessary, ensuring that any accompanying instructions by us, for using or stopping use, are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes.

We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Designated

Portfolio Documents on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures.

                                  5


                       PARTICIPATION AGREEMENT ADDENDUM

                          Effective as of May 1,2011

             Franklin Templeton Variable Insurance Products Trust

                    FranldiniTempleton Distributors, Inc.

                The Lincoln National Life Insurance Company

                   Lincoln Financial Distributors, Inc.

     Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we," "our," or "us"), The Lincoln National Life Insurance

Company, and Lincoln Financial Distributors, Inc., your distributor

(collectively, the "Company" "you" or "your"), on your behalf and on behalf of certain Accounts, (individually a "Party", collectively, the "Parties")

have previously entered into a Participation Agreement dated May 1, 2000, as amended (the "Agreement").

     WHEREAS, the Parties now desire to amend the Agreement by this

Participation Agreement Addendum ("the Addendum") to facilitate the summary prospectus delivery options pursuant to Rule 498 of the Securities Act of

1933 as amended, ("Rule 498").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Parties agree as follows:

1. New paragraphs 4.7.1 through 4.7.3, as set forth in Attachment A of this

Addendum, are added at the end of the existing paragraphs of Section 4 of the

Agreement. This Addendum constitutes the new procedures referred to in

Section 6 of the Agreement, and provides additional requirements in connection with the authorized use of the summary prospectus under Rule 498.

2. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Addendum. All other terms and provisions of the

Agreement not amended herein, including, but not limited to the indemnification provisions, shall remain in full force and effect and will apply to the terms of this Addendum as applicable.

3. This Addendum will terminate automatically upon the termination of the

Agreement. It may also be terminated by mutual written agreement of the

Parties to this Addendum at any time, and by any Patty to this Addendum upon no less than 30 days' advance written notice to the other Parties to this

Addendum.

               (THIS AREA INTENTIONALLY LEFT BLANK)


IN WITNESS WHEREOF, each of the Parties has caused their duly authorized officers to execute this Addendum effective as of May 1, 2011.

The Trust:

ONLY ON BEHALF OF

EACH PORTFOLIO LISTED

ON SCHEDULE C OF

THE AGREEMENT.

                            FRANKLIN TEMPLETON VARIABLE  INSURANCE

                            PRODUCTS TRUST

                            By: /s/ Karen L. Skidmore

                            Name: Karen L. Skidmore

                            Title: Vice President

The Underwriter:            FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                            By: /s/ Thomas M. Regner

                            Name: Thomas M. Regner

                            Title: Executive Vice President

The Company:                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                            By: /s/ Daniel R. Hayes

                            Name: Daniel R. Hayes

                            Title: Vice President

The Distributor:            LINCOLN FINANCIAL DISTRIBUTORS, INC.

                            By: /s/ Thomas P. O'Neill

                            Name: Thomas P. O'Neill

                            Title: SVP, COO


             ATTACHMENT A TO PARTICIPATION AGREEMENT ADDENDUM

4.7.1 For purposes of this Addendum, the terms Summary Prospectus and

Statutory Prospectus shall have the same meaning as set forth in Rule 498.

4.7.2 We agree that the hosting of such Trust current Summary Prospectuses and other most recent documents required by Rule 498(e)(1) ("Trust

Documents"), at the url website address we indicate on each Summary

Prospectus ("Trust Documents Site"), is designed to lead Contract owners directly to the Trust Documents Site and comply with all applicable requirements of Rule 498(e) and (f)(3). We also agree that we will be responsible for compliance with the provisions of Rule 498(f)(1) involving

Contract owner requests for additional Trust Documents made directly to us.

While we are not required to provide the Summary Prospectus delivery option for any Portfolio (or any Portfolio class of shares), should we decide to discontinue such option(s), the Underwriter agrees to give you no less than sixty (60) days' advance written notice and continue the hosting of the Trust

Documents Site required by Rule 498(e)(1).

4.7.3 The Parties agree that you are not required to use the Summary

Prospectus delivery option. If you elect to use the Trust's Summary

Prospectuses to satisfy your Trust prospectus delivery requirement, you agree to do so in compliance with the Agreement and Rule 498, and to give us no less than sixty (60) days' advance written notice of such intended use. You also agree that any binding together of Summary Prospectuses, Statutory

Prospectuses, and other materials will be done in compliance with Rule

498(c). You further agree that you will be responsible for compliance with the provisions of Rule 498(f)(1) involving Contract owner requests for additional Trust Documents made directly to you, or one of your affiliates or third-party providers. In connection with your distribution of any Portfolio

Summary Prospectus, you agree to be solely responsible for the maintenance of website links to the Trust Documents Site. You acknowledge that the Trust

Documents Site is transmitted over the Internet on a reasonable efforts basis, and we do not warrant or guarantee its reliability. You agree that you will comply with any policies concerning Trust Documents Site usage that we provide to you, including any posted website Terms of Use.


                   AMENDMENT NO. 13 TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust

                      Franklin/Templeton Distributors, Inc.

                   The Lincoln National Life Insurance Company

                      Lincoln Financial Distributors, Inc.

       Franklin Templeton Variable Insurance Products Trust (the "Trust"),

Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the

Trust, "we," "our," or "us"), The Lincoln National Life Insurance Company (the

"Company" "you" or "your"), and Lincoln Financial Distributors, Inc., your distributor on your behalf and on behalf of certain Accounts, (individually a

"Party", collectively, the "Parties") have previously entered into a

Participation Agreement dated May 1, 2000, and subsequently amended May 1, 2000,

July 15, 2001, August 1, 2002, May 1, 2003, May 2, 2005, April 1, 2006, June 1,

2006, October 1, 2006, May 1, 2007, July 21, 2008, December 10, 2009 and August

16, 2010 (the "Agreement"). The Parties now desire to amend the Agreement by this amendment (the "Amendment"). Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                A M E N D M E N T

       For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.  Section 4.4 and Section 6 of the Agreement are amended and restated in their entirety as set forth in Attachment A to this Amendment.

2.  Schedule C of the Agreement is deleted and replaced in its entirety with the

    Schedule C attached hereto.

3.  All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

       IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 1, 2014.

The Trust:                 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  ONLY ON BEHALF OF

  EACH PORTFOLIO LISTED

  ON SCHEDULE C OF

  THE AGREEMENT.

                           By:    /s/ Karen L. Skidmore

                                  -------------------------------

                           Name:  Karen L. Skidmore

                           Title: Vice President


The Underwriter:           FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                           By:    /s/ Christopher Felchin

                                  -------------------------------

                           Name:  Christopher Felchlin

                           Title: Vice President

The Company:               THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                           By:    /s/ Daniel R. Hayes

                                  -------------------------------

                           Name:  Daniel R. Hayes

                           Title: Vice President

The Distributor:           LINCOLN FINANCIAL DISTRIBUTORS, INC.

                           By:    /s/ Thomas O'Neill

                                  -------------------------------

                           Name:  Thomas O'Neill

                           Title: SVP, COO, Head of Financial Institutions Group

                                        2


              ATTACHMENT A TO AMENDMENT TO PARTICIPATION AGREEMENT

4.     FEES, EXPENSES, PROSPECTUSES, PROXY MATERIALS AND REPORTS

       4.4    "DESIGNATED PORTFOLIO DOCUMENT" means the following documents we create with respect to each Portfolio and provide to you: (1) a Portfolio's prospectus, including a summary prospectus (together, "Prospectus") if the Trust chooses to create one for a Portfolio and we and you have signed the necessary

Participation Agreement Addendum; (2) its annual report to shareholders; (3) its semi-annual report to shareholders; (4) amendments or supplements to any of the foregoing if we direct you to deliver them to Contract owners; and (5) other shareholder communications including, without limitation, proxy statements, if we direct you to deliver them to Contract owners.

"DOCUMENT EVENT" means (1) with respect to the Prospectus, the effectiveness of a new annual post-effective amendment to the Prospectus to update financial statements and make other disclosure changes or other post-effective amendment to the Prospectus; (2) with respect to the Trust's annual report and semi-annual reports to shareholders, the Trust's creation of reports intended to satisfy the requirements of Section 30(a) of the 1940 Act applicable to the Trust; or (3)

with respect to amendments or supplements to any of the foregoing or other shareholder communications, the Trust's creation of such documents and provision of them to you.

"PRINTING EXPENSES" means expenses of the physical creation of Designated

Portfolio Documents, and not of their distribution to Contract owners

(including, without limitation, mailing and postage expenses) or the provision of other services.

Each time there is a Document Event with respect to a Designated Portfolio

Document we shall, at your option, provide you with one of the following:

       (1)    one copy of the applicable Designated Portfolio Document for each

              Contract owner with investments allocated to a subaccount

              corresponding to the Portfolio before the date of the Designated

              Portfolio Document (the "Contract Owner Recipients"); or

       (2)    a copy suitable for reproduction of such Designated Portfolio

              Document, in which case we will reimburse you, as provided below under "Reimbursement Procedures," for Printing Expenses you incur to create Designated Portfolio Documents in sufficient quantity so that one such Designated Portfolio Document is available for you to have delivered to each Contract Owner Recipient.

              REIMBURSEMENT PROCEDURES

              ROUTINE REIMBURSEMENTS. Within six months following the delivery date of the Designated Portfolio Document ("Delivery Date"), we

              must receive your request for reimbursement and: (i) a statement of the number of Contract

                                        3


              Owner Recipients; (ii) copies of all printing company invoices applicable to the Printing Expenses that you request we reimburse;

              (iii) a description of the methodology used to determine the amount of reimbursement requested; and (iv) your representation that the reimbursement request covers only Printing Expenses covered by Section 4.4 of this Agreement; the date we have received all these items is the "Request Date." If we are able to validate your request based on the information you provided as well as, among other things we believe to be appropriate, our analysis of your previous reimbursement requests, if applicable,

              and/or third party industry benchmarking information, then we will reimburse you within sixty days of the Request Date.

              REIMBURSEMENTS REQUIRING ADDITIONAL INFORMATION. If we cannot validate your reimbursement request based on the information you have provided to us and our analysis described in the preceding paragraph, then we will request additional information from you and work with you to validate your request.

              EXPENSES NOT SUBJECT TO REIMBURSEMENT. We will not reimburse expenses related to: (1) creation or provision of any Designated

              Portfolio Document for or to a person who is not a Contract Owner

              Recipient of such document; (2) creation or provision of any

              Designated Portfolio Document to a person accompanying, or at the time of the delivery of, a confirmation of their purchase of or exchange into subaccount shares corresponding to a Portfolio; (3)

              posting any Designated Portfolio Document on your website; or (4)

              electronic filing of Designated Portfolio Documents or other documents with the Securities and Exchange Commission (using its

              EDGAR or other system).

STATEMENT OF ADDITIONAL INFORMATION. We shall provide you with a copy of the

Trust's current statement of additional information, including any amendments or supplements to it ("SAI), in a form suitable for reproduction , but we will not pay Printing Expenses or other expenses with respect to the SAI.

6.     SALES MATERIAL, INFORMATION AND TRADEMARKS

       6.1    "SALES LITERATURE/ PROMOTIONAL MATERIAL" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust:

advertisements (such as material published or designed for use in a newspaper,

magazine or other periodical, radio, television, telephone or tape recording,

videotape display, signs or billboards, motion pictures, web-sites and other electronic communications or other public media), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters,

form letters, seminar texts, reprints or excerpts or any other advertisement,

sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials. "DISCLOSURE DOCUMENTS" shall mean each item of the following if prepared, approved or used by you and relating to a Contract, an

                                        4


Account, or a Portfolio, and any amendments or revisions to such document:

registration statements, prospectuses, statements of additional information,

private placement memoranda, retirement plan disclosure information or other disclosure documents or similar information, as well as any solicitation for voting instructions.

       6.2    You may use the name of the Trust and trademarks and the logo of the Underwriter in Sales Literature/Promotional Material as reasonably necessary to carry out your performance and obligations under this Agreement provided that you comply with the provisions of this Agreement. You agree to abide by any reasonable use guidelines regarding use of such trademarks and logos that we may give from time to time. You shall, as we may request from time to time, promptly furnish, or cause to be furnished to us or our designee, one complete copy of each item of the following: (i) Sales Literature/Promotional Material prepared,

approved or used by you; and (ii) Disclosure Documents.

       6.3    You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust,

the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales

Literature/Promotional Material created by us for the Trust and provided by the

Trust or its designee to you, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

       6.4    You agree, represent and warrant that you are solely responsible for any Sales Literature/ Promotional Material prepared by you and that such material will: (a) conform to all requirements of any applicable laws or regulations of any government or authorized agency having jurisdiction over the offering or sale of shares of the Portfolios or Contracts; (b) be solely based upon and not contrary to or inconsistent with the written information or materials provided to you by us or a Portfolio, including the Trust's prospectus and statement of additional information; and (c) be made available promptly to us upon our request. You agree to file any Sales Literature/Promotional Material prepared by you with FINRA, or other applicable legal or regulatory authority,

within the timeframes that may be required from time to time by FINRA or such other legal or regulatory authority. Unless otherwise expressly agreed to in writing, it is understood that we will neither review nor approve for use any materials prepared by you and will not be materially involved in the preparation of, or have any responsibility for, any such materials prepared by you. You are not authorized to modify or translate any materials we have provided to you.

       6.5    You shall promptly notify us of any written customer complaint or notice of any regulatory investigation or proceeding received by you relating to any Sales Literature/Promotional Material under which reference to a Portfolio or to the Trust is the principle subject of the compliant, investigation or proceeding.

       6.6    Other than naming you as a Trust shareholder, we shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and

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accurately derived from Disclosure Documents (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales Literature/ Promotional Material, except as required by legal process or regulatory authorities or with your written permission.

       6.7    Except as provided in Section 6.2, you shall not use any

designation comprised in whole or part of the names or marks "Franklin" or

"Templeton" or any logo or other trademark relating to the Trust or the

Underwriter without prior written consent, and upon termination of this

Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

       6.8    You shall furnish to us within a reasonable time after the first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust,

the Underwriter or any of the Portfolios.

       6.9    You agree that any posting of Designated Portfolio Documents on your website or use of Designated Portfolio Documents in any other electronic format will result in the Designated Portfolio Documents: (i) appearing identical to the hard copy printed version or .pdf format file provided to you by us (except that you may reformat .pdf format prospectus files in order to delete blank pages and to insert .pdf format prospectus supplement files provided by us to you); (ii) being clearly associated with the particular

Contracts in which they are available and posted in close proximity to the applicable Contract prospectuses; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; (iv)

in compliance with any statutory prospectus delivery requirements and (v) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the

Portfolios, and any website posting, or other use, of the Designated Portfolio

Documents is in compliance with this Agreement and applicable state and federal securities and insurance laws and regulations, including as they relate to paper or electronic delivery or use of fund prospectuses. We reserve the right to inspect and review your website if any Designated Portfolio Documents and/or other Trust documents are posted on your website and you shall, upon our reasonable request, provide us timely access to your website materials to perform such inspection and review.

       In addition, you agree to be solely responsible for maintaining and updating the Designated Portfolio Documents' .pdf files and removing and/or replacing promptly any outdated prospectuses and other documents, as necessary,

ensuring that any accompanying instructions by us, for using or stopping use,

are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Designated Portfolio

Documents on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures.

       6.10   Each of your registered representatives and employees, as

applicable, will have access to our websites

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at franklintempleton.com, and such other URLs through which we may permit you to conduct business concerning the Portfolios from time to time (referred to collectively as the "Site") as provided herein: (i) upon registration by such individual on a Site, (ii) if you cause a Site Access Request Form (an "Access

Form") to be signed by your authorized supervisory personnel and submitted to us, as a Schedule to, and legally a part of, this Agreement, or (iii) if you provide such individual with the necessary access codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time. Upon receipt by us of a completed registration submitted by an individual through the Site or a signed Access Form referencing such individual, we shall be entitled to rely upon the representations contained therein as if you had made them directly hereunder and we will issue a user identification, express number and/or password (collectively, "Access Code").

Any person to whom we issue an Access Code or to whom you provide the necessary

Access Codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time shall be an "Authorized User."

       We shall be entitled to assume that such person validly represents you and that all instructions received from such person are authorized, in which case such person will have access to the Site, including all services and information to which you are authorized to access on the Site. All inquiries and actions initiated by you (including your Authorized Users) are your responsibility, are at your risk and are subject to our review and approval

(which could cause a delay in processing). You agree that we do not have a duty to question information or instructions you (including Authorized Users) give to us under this Agreement, and that we are entitled to treat as authorized, and act upon, any such instructions and information you submit to us. You agree to take all reasonable measures to prevent any individual other than an Authorized

User from obtaining access to the Site. You agree to inform us if you wish to restrict or revoke the access of any individual Access Code. If you become aware of any loss or theft or unauthorized use of any Access Code, you agree to contact us immediately. You also agree that you will comply with all policies and agreements concerning Site usage, including without limitation the Terms of

Use Agreement(s) posted on the Site ("Site Terms"), as may be revised and reposted on the Site from time to time, and those Site Terms (as in effect from time to time) are a part of this Agreement. Your duties under this section are considered "services" required under the terms of this Agreement. You acknowledge that the Site is transmitted over the Internet on a reasonable efforts basis and we do not warrant or guarantee their accuracy, timeliness,

completeness, reliability or non-infringement. Moreover, you acknowledge that the Site is provided for informational purposes only, and is not intended to comply with any requirements established by any regulatory or governmental agency.

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                                   SCHEDULE C

             AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

   1.  Franklin Income VIP Fund, Classes 1 and 2

   2.  Franklin Rising Dividends VIP Fund, Class 1

   3.  Franklin Small Cap Value VIP Fund, Class 2

   4.  Franklin Small-Mid Cap Growth VIP Fund, Classes 1 and 2

   5.  Franklin Mutual Shares VIP Fund, Classes 1 and 2

   6.  Templeton Foreign VIP Fund, Classes 1 and 2

   7.  Templeton Global Bond VIP Fund, Classes 1 and 2

   8.  Templeton Growth VIP Fund, Classes 1 and 2

   9.  Franklin Founding Funds Allocation VIP Fund-Classes 1 and 2

   10. Franklin Income VIP Fund - Class 4

   11. Franklin Mutual Shares VIP Fund - Class 4

   12. Franklin Rising Dividends VIP Fund - Classes 1 and 4

   13. Franklin Small Cap Value VIP Fund - Classes 1 and 4

   14. Franklin Small-Mid Cap Growth VIP Fund - Class 4

   15. Templeton Foreign VIP Fund - Class 4

   16. Templeton Global Bond VIP Fund - Class 4

In addition to portfolios and classes of shares listed above, any additional

Portfolios and classes of shares other than Class 3 shares are included in this

Schedule C listing provided that:

       (1)    the General Counsel of Franklin Templeton Investments receives from a person authorized by you a written notice in the form attached (which may be electronic mail or sent by electronic mail)

              ("Notice") identifying this Agreement as provided in the Notice and specifying: (i) the names and classes of shares of additional

              Portfolios that you propose to offer as investment options of the

              Separate Accounts under the Contracts; and (ii) the date that you propose to begin offering Separate Account interests investing in the additional Portfolios under the Contracts; and

       (2)    we do not within ten (10) Business Days following receipt of the

              Notice send you a writing (which may be electronic mail) objecting to your offering such Separate Accounts investing in the

              additional Portfolios and classes of shares under the Contracts.

Provided that we do not object as provided above, your Notice shall amend,

supplement and become a part of this Schedule C and the Agreement.

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        FORM OF NOTICE PURSUANT TO SCHEDULE C OF PARTICIPATION AGREEMENT

To:    General Counsel c/o

       Linda Lai (Llai@frk.com;) or Kevin Kirchoff (kkircho@frk.com)

       Fax: 650 525-7059

       Franklin Templeton Investments

       1 Franklin Parkway,

       Bldg. 920, 2nd Floor

       San Mateo, CA 94402

With respect to the following agreement(s) (collectively, the "Agreement")

(please reproduce and complete table for multiple agreements):

DATE OF PARTICIPATION AGREEMENT:

----------------------------------   ----------------------------------

INSURANCE COMPANY(IES):

----------------------------------   ----------------------------------

INSURANCE COMPANY DISTRIBUTOR(S):

----------------------------------   ----------------------------------

As provided by Schedule C of the Agreement, this Notice proposes to Franklin

Templeton Variable Insurance Products Trust, and Franklin/Templeton

Distributors, Inc. the addition as of the offering date(s) listed below of the following Portfolios as additional investment options listed on Schedule C:

NAMES AND CLASSES OF SHARES OF ADDITIONAL PORTFOLIOS       OFFERING DATE(S)

Listing of current classes for your reference:

    Class 1 (no 12b-1 fee);

    Class 2 (12b-1 fee of 25 bps); or

    Class 4 (12b-1 fee of 35 bps).

----------------------------------------------------   ------------------------

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NAME AND TITLE OF AUTHORIZED PERSON OF INSURANCE COMPANY:

CONTACT INFORMATION:

                                        9